As filed with the Securities and Exchange Commission on April 2 8 , 201 6
Registration No. 333-113442/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.      (  )
POST-EFFECTIVE AMENDMENT NO. 1 7   (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 61   (X)
(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT
(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
440 Mamaroneck Avenue
Harrison, NY 10528 -2418
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President, Assistant Secretary and Counsel
Transamerica Financial Life Insurance Company
570 Carillon Parkway
St. Petersburg , FL 337 16 - 1294
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

      immediately upon filing pursuant to paragraph (b)
X   on May 1, 201 6 pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(1)
___   on   Date  , pursuant to paragraph (a)(1)

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS
May 1, 201 6

TFLIC FREEDOM ELITE BUILDER® II
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
Home Office:
440 Mamaroneck Avenue
Harrison, New York 10528 -2418

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.tflic.com/ny
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 -0001

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Freedom Elite Builder® II, a flexible premium variable life insurance policy (the "Policy").  You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (the "Series Trust"), the Fidelity Variable Insurance Products Funds – Service Class 2 ("Fidelity VIP Funds"), the ProFunds, the Access One Trust ("Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein"), and the Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton") (collectively, the "funds").  Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy.

 The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the underlying portfolios must accompany this prospectus.  Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy

Transamerica Series Trust*		Transamerica Series trust* (Cont.)		ProFunds (Cont.)
➢	Transamerica AB Dynamic Allocation VP	➢	Transamerica PIMCO Tactical – Balanced VP	➢	ProFund VP Falling U.S. Dollar
➢	Transamerica Aegon Government Money Market VP	➢	Transamerica PIMCO Tactical – Conservative VP	➢	ProFund VP Financials
➢	Transamerica Aegon High Yield Bond	➢	Transamerica PIMCO Tactical – Growth VP	➢	ProFund VP Government Money Market
➢	Transamerica Aegon U.S. Government Securities VP	➢	Transamerica PIMCO Total Return VP	➢	ProFund VP International
➢	Transamerica Asset Allocation – Conservative VP	➢	Transamerica QS Investors Active Asset Allocation – Conservative VP	➢	ProFund VP Japan
➢	Transamerica Asset Allocation – Growth VP	➢	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	➢	ProFund VP Mid-Cap
➢	Transamerica Asset Allocation – Moderate Growth VP	➢	Transamerica QS Investors Active Asset Allocation – Moderate VP	➢	ProFund VP NASDAQ-100
➢	Transamerica Asset Allocation – Moderate VP	➢	Transamerica Systematic Small/Mid Cap Value VP	➢	ProFund VP Oil & Gas
➢	Transamerica Barrow Hanley Dividend Focused VP	➢	Transamerica T. Rowe Price Small Cap VP	➢	ProFund VP Pharmaceuticals
➢	Transamerica BlackRock Global Allocation VP		Transamerica Torray Concentrated Growth VP	➢	ProFund VP Precious Metals
➢	Transamerica BlackRock Tactical Allocation VP	➢	Transamerica WMC US Growth VP	➢	ProFund VP Short Emerging Markets
➢	Transamerica Clarion Global Real Estate Securities VP		Fidelity® Variable Insurance Products	➢	ProFund VP Short International
➢	Transamerica International Moderate Growth VP	➢	Fidelity Index 500 Portfolio	➢	ProFund VP Short NASDAQ-100
➢	Transamerica JPMorgan Core Bond VP		AllianceBernstein Variable Products Series Fund	➢	ProFund VP Short Small-Cap
➢	Transamerica JPMorgan Enhanced Index VP	➢	AB Balanced Wealth Strategy Portfolio	➢	ProFund VP Small-Cap
➢	Transamerica JPMorgan Tactical Allocation VP		Franklin Templeton Variable Products Trust	➢	ProFund VP Small-Cap Value
➢	Transamerica Janus Balanced VP	➢	Franklin Founding Funds Allocation VIP Fund	➢	ProFund VP Telecommunications
➢	Transamerica Janus Mid-Cap Growth VP		ProFunds	➢	ProFund VP UltraNASDAQ - 100
➢	Transamerica Jennison Growth VP	➢	ProFund VP Asia 30	➢	ProFund VP UltraSmall-Cap
➢	Transamerica MFS International Equity VP	➢	ProFund VP Basic Materials	➢	ProFund VP U.S. Government Plus
➢	Transamerica Managed Risk – Balanced ETF VP	➢	ProFund VP Bull	➢	ProFund VP Utilities
➢	Transamerica Managed Risk – Growth ETF VP	➢	ProFund VP Consumer Services		Access Trust
➢	Transamerica Morgan Stanley Capital Growth VP	➢	ProFund VP Emerging Markets	➢	Access VP High Yield Fund
➢	Transamerica Multi-Managed Balanced VP	➢	ProFund VP Europe 30

*Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under the Policy, does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.

Table of Contents                                   TFLIC Freedom Elite Builder II®

Policy Benefits/Risks Summary TFLIC Freedom Elite Builder® II	1
Policy Benefits	1
Risks of Your Policy	2
Fee Tables	3
SECTION A	4
SECTION B	14
Range of Expenses for the Portfolios	22
Transamerica Financial, the Separate Account, the Fixed Account and the Portfolios	22
Transamerica Financial	22
Financial Condition of the Company	22
The Separate Account	23
The Fixed Account	24
The Portfolios	24
Selection of Underlying Portfolios	33
Addition, Deletion, or Substitution of Portfolios	33
Your Right to Vote Portfolio Shares	33
Charges and Deductions	34
Premium Expense Charge	34
Monthly Deductions	35
Mortality and Expense Risk Charge	37
Surrender Charge	37
Transfer Charge	38
Loan Interest Rate Charge	39
Cash Withdrawal Charge	39
Taxes	39
Rider Charges	39
Portfolio Expenses	40
Revenues We Receive	40
The Policy	41
Ownership Rights	42
Modifying the Policy	42
Purchasing a Policy	42
Tax‑Free "Section 1035" Exchanges	43
When Insurance Coverage Takes Effect	43
Backdating a Policy	45
Policy Changes	45
Premiums	46
Allocating Premiums	46
Premium Flexibility	47
Planned Periodic Payments	47
Minimum Monthly Guarantee Premium	47
No Lapse Guarantee	47
Premium Limitations & Payments	48
Transfers	48
General	48
Market Timing and disruptive trading	49
Telephone, Fax and Online Privileges	51
Fixed Account Transfers	52
Conversion Rights	53
Extended Term Insurance Benefit	53
Dollar Cost Averaging	53
Asset Rebalancing Program	54
Third Party Asset Allocation Services	55
Policy Values	56
Cash Value	56
i

Net Surrender Value	56
Subaccount Value	56
Subaccount Unit Value	56
Fixed Account Value	57
Death Benefit	57
Death Benefit Proceeds	57
Death Benefit	58
Effect of Cash Withdrawals on the Death Benefit	62
Effect of Inflation Fighter Rider Level Premium on the Death Benefit	62
Choosing Death Benefit Options	62
Changing the Death Benefit Option	62
Increasing/Decreasing the Specified Amount	62
Payment Options	64
Surrenders and Cash Withdrawals	64
Surrenders	64
Cash Withdrawals	64
Canceling a Policy	65
Signature Guarantee	66
Loans	66
General	66
Loan Interest Spread	67
Loan Reserve Account Interest Rate Credited	67
Effect of Policy Loans	67
Policy Lapse and Reinstatement	68
Lapse	68
No Lapse Guarantee	68
Reinstatement	69
Federal Income Tax Considerations	70
Tax Status of the Policy	70
Tax Treatment of Policy Benefits	70
Other Policy Information	73
Settlement Options	73
Payments We Make	73
Split Dollar Arrangements	74
Policy Termination	75
Assignment of the Policy	75
Supplemental Benefits (Riders)	75
Primary Insured Rider Plus ("PIR Plus")	75
Other Insured Rider	76
Children's Insurance Rider	77
Accidental Death Benefit Rider	77
Disability Waiver of Monthly Deductions Rider	77
Disability Waiver of Premium Rider	78
Terminal Illness Accelerated Death Benefit Rider	78
Inflation Fighter Rider Level Premium	79
Additional Information	80
Unclaimed and Abandoned Property	80
Sending Forms and Transaction Requests in Good Order	81
Sale of the Policies	81
Cyber Security Risks	82
Legal Proceedings	83
Financial Statements	83
Glossary	84
APPENDIXES A-1, A-1(A), B-1 & C-1	88
APPENDIXES A-2 & A-2(A)	97
Prospectus Back Cover	101

ii

Policy Benefits/Risks Summary      TFLIC Freedom Elite Builder® II

This summary describes the Policy's important benefits and risks.  The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included in the Statement of Additional Information ("SAI").  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.
Policy Benefits
The Policy in General

•
The TFLIC Freedom Elite Builder® II is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider the Policy in conjunction with other insurance that you own.

•	We offer three (3) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:
•	Band 1: $50,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 and above
•	Certain Policy charges are based on the band of coverage. Generally, the higher the band the lower the charges.
•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy's cash value as part of the monthly deductions.
•	You may cancel your Policy within 10 days after you receive it and receive a refund. Please refer to "Canceling a Policy" for more details.
•
You may apply for an increase in the specified amount at any time before the insured's 86th birthday, and you may decrease the specified amount after your Policy has been in force for three years, but you may not increase and decrease the specified amount in the same Policy year. If approved, the change will take effect on the next Policy Monthiversary.  Changes are not allowed after the insured reaches age 95. The amount of your decrease may be limited.  For further details, please see "Death Benefits – Increasing/Decreasing the Specified Amount."

•	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.
•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 2% annual interest) or in any of the subaccounts of the TFLIC Series Life Account (the "Separate Account") which are described in this prospectus.

•
The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Investment returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy has a no lapse guarantee which means that as long as certain requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page.  This is true even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount including any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse guarantee is discussed in more detail in the section of this prospectus entitled "Policy Lapse and Reinstatement."

•
There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 10 Policy years and for 10 years from the date of any increase in the specified amount of life insurance coverage that you select.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
•	Choose the timing, amount and frequency of premium payments.
•	Change the Death Benefit Option.
•	Increase or decrease the amount of life insurance coverage.
•	Change the beneficiary.
•	Transfer cash value among investment options available under the Policy.
•	Take a loan against the Policy.
•	Take cash withdrawals or surrender the Policy.
Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) subject to applicable law and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy's cash value, and any additional life insurance provided by riders that you purchase.  The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.
You may choose one of three Death Benefit Options:

•	Under Option A, the death benefit is the greatest of:
	>	The specified amount; or
	>	The minimum death benefit under the Guideline Premium Test or Cash Value Accumulation Test, whichever has been selected; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option B, the death benefit is the greatest of:
	>	The specified amount plus the Policy's cash value on the date of the insured's death; or
	>	The minimum death benefit under the Guideline Premium Test or Cash Value Accumulation Test, whichever you have selected; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option C, the death benefit is the greatest of:
	>	The amount payable under Option A; or
	>	The specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum death benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay on your Policy.
•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the minimum death benefit will generally be smaller than under the Cash Value Accumulation Test.
The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit. Note: You may not change tests.

Further information regarding the death benefit options and the federal income tax compliance tests is included in the section below entitled "Death Benefit." You should consult your tax advisor when choosing the tax test.

Cash Value

Cash value is the sum of the value of your investment in the subaccounts plus the value of the fixed account (including the loan reserve account), on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – You can withdraw part of your Policy's net surrender value once each year after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals."

•
Loans – After the first Policy year, you can take a loan from the Policy using your Policy's net surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled "Loans."

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive. Surrenders are described in more detail in the section of this prospectus entitled "Surrenders and Cash Withdrawals – Surrenders." You may pay a substantial surrender charge .

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value among the fixed account and the subaccounts without paying any current income tax. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing. We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract ("MEC") you will generally not be taxed on the gain in the Policy . The full amount of the loan will be treated as a distribution upon surrender and taxed accordingly.  This will also happen if you surrender your Policy with an outstanding loan in excess of the basis in your Policy.  If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more details.
Risks of Your Policy
Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries.  The Policy is not suitable as a short-term savings vehicle.  The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay substantial charges if you surrender your Policy. See the "Fee Tables" section of this prospectus and refer to your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, we credit your fixed account value with interest at a rate declared by us.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

The general account assets of Transamerica Financial Life Insurance Company ("TFLIC"; Transamerica Financial"; the "Company") are used to support the payment of the death benefit under the Policies. To the extent that Transamerica Financial is required to pay amounts in addition to the Policy's subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Financial's general creditors. Transamerica Financial's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Premium Payments

If you choose the Guideline Premium Test, the federal tax laws limit the amount of premium payments you can make in relation to your Policy's Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal tax purposes.  Please refer to the section of this prospectus entitled "Premiums" for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy's Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled "Policy Lapse and Reinstatement."

Withdrawals and Loans

Making a withdrawal or taking a loan may:
•	Reduce your Policy's specified amount.
•	Reduce the death benefit proceeds paid to your beneficiary.
•	Make your Policy more susceptible to lapsing.
•	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders.  Please see the section of this prospectus entitled "Federal Tax Considerations."

Be sure to plan carefully before using these Policy benefits. For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals" and /or "Loans."

Surrenders

If you surrender your Policy during the first 10 Policy years (or during the 10 year period following an increase in specified amount) you will pay a surrender charge. The surrender charge may be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled "Federal Income Tax Considerations."

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding Policy indebtedness. If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½ or older . Note:  If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly.   Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled "Federal Income Tax Considerations."

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus within the corresponding fund's prospectus .  Please refer to the se  prospectuses for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the types of fees and expenses that you will pay when buying, owning and surrendering the Policy.  Please Note: We have presented two versions of each table. Section A includes the fee tables for Policies that are applied for on or after November 18, 2008, regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("2001 C.S.O. Tables"). Section B includes the fee tables for Policies that were applied for before November 18, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables").  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

SECTION A

Fee Tables for Policies Applied For On Or After November 18, 2008
(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

The first table describes the types of fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charge	Upon payment of each premium	As a percentage of premium payment First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999	As a percentage of premium payment First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service.  You can obtain further information about these administrative charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Charge[3]
Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year	$57.00 per $1,000 of specified amount during the first Policy year
Minimum Charge[5]		$11.58 per $1,000 of specified amount during the first Policy year	$11.58 per $1,000 of specified amount during the first Policy year
Initial charge for a female insured, issue age 30, in the preferred-elite non-tobacco use class		$15.79 per $1,000 of specified amount during the first Policy year	$15.79 per $1,000 of specified amount during the first Policy year
Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider[7]	When rider is exercised	Discount Factor	Discount Factor

3The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and .   (Note: Only the increase in specified amount is subject to the additional 10 year surrender charge period.) The surrender charge for each increase in specified amount ("layer") is calculated as the surrender charge per $1,000 of specified amount multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.  Please see the example in the "Surrender Charge" section of this prospectus.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4This maximum surrender charge is based on an insured with the following characteristics: female, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6The first 12 transfers per Policy year are free.
7We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.  For further information about the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled "Supplemental Benefits (Riders) - Terminal Illness Accelerated Death Benefit Rider" in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 111	$10.00 per month during the first Policy year and $12.00 per month thereafter through attained age 110; $0 starting with attained age 111	$10.00 per month through attained age 110; $0 starting with attained age 111

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 111
Maximum Charge[1][0]		$49.94 per $1,000 of net amount at risk per month[1][1]	$47.44 per $1,000 of net amount at risk per month[1][1]
Minimum Charge[12]		$0.02 per $1,000 of net amount at risk per month[1][1]	$0.01 per $1,000 of net amount at risk per month[1][1]
Initial charge for a female insured, issue age 30, in the preferred elite non-tobacco use class, Band 2		$0.06 per $1,000 of net amount at risk per month[11]	$0.05 per $1,000 of net amount at risk per month[11]

8Cost of insurance rates are based on a number of factors, including, but not limited to: the insured's issue age, sex and underwriting class, the Policy's specified amount, policy duration, and the amount at risk. Cost of insurance rates generally will increase each year with the age of the insured.  Cost of insurance rates are generally lower for each higher band of specified amount. For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, issue age 35, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 76th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12This minimum charge is based on an insured with the following characteristics: female, issue age 5, juvenile class, with an initial specified amount of $500,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Per Unit Charge[13]	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge[1][4]		$0.16 per $1,000 of specified amount per month	$0.16 per $1,000 of specified amount per month
Minimum Charge[15]		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Initial charge for an insured, issue age 30		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Loan Interest Spread[16]	On Policy anniversary or earlier, as applicable[1][7]	1.0% (effective annual rate)	0.75% (effective annual rate)

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the issue age of the insured.  We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that is based on the insured's attained age on the date of the increase.
14 This maximum charge is based on an insured with the following characteristics: issue age 85.  This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: issue age 5.  This minimum charge may also apply to insureds with other characteristics.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount, including accrued loan interest.  Beginning at attained age 111, all loans, new and existing, will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges:[18]
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge[19]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[20]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider[21]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[22]		$0.39 per $1,000 of base Policy net amount at risk per month[11]	$0.39 per $1,000 of base Policy net amount at risk per month[10,11]
Minimum Charge[23]		$0.03 per $1,000 of base Policy net amount at risk per month[11]	$0.03 per $1,000 of base Policy net amount at risk per month[11]
Initial charge for a female insured, issue age 30		$0.06 per $1,000 of base Policy net amount at risk per month[11]	$0.06 per $1,000 of base Policy net amount at risk per month[11]

18 Optional Rider cost of insurance charges are based on a number of factors, including, but not limited to: each insured's issue age or attained age, sex and underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
21 Disability Waiver of Monthly Deductions charges are based on the insured's issue age, sex and net amount at risk. The charges shown are for Base Policy only (ie., without riders and benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy.  You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, issue age 25.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver of Premium Rider[24]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[25]		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
Minimum Charge[26]		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a female insured, issue age 30		$0.57 per $10 of monthly rider benefit	$0.57 per $10 of monthly rider benefit
Children's Insurance Rider[27]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[28] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the other insured reaches attained age 79
Maximum Charge[29]		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month[30]	$0.02 per $1,000 of rider face amount per month[31]
Initial charge for a female insured, issue age 30, in the non-tobacco use class		$0.06 per $1,000 of rider face amount per month	$0.03 per $1,000 of rider face amount per month

24 The charge for this rider is a level rate based on the primary insured's issue age and sex .
25 This maximum charge is based on an insured with the following characteristics: female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, issue age 15.  This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
28 Rider cost of insurance charges are based on a number of factors including, but not limited to the  insured's issue age, sex , underwriting class, the Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured.  The rider's cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about the rider by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 63, standard tobacco underwriting class and in the 16th Policy year.  This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics:  female, issue age 10, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics:  female, issue age 27, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Rider Plus[28] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 79
Maximum Charge[32]		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month
Minimum Charge[30]		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 30, in the preferred elite non-tobacco use class		$0.06 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium[33]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

32 This maximum charge is based on an insured with the following characteristics:  male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year.  This maximum charge may also apply to insureds with other characteristics.
33 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, the insured's issue age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the Insured's issue age and the duration of the Policy at the time of the increase .

SECTION B

Fee Tables for Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charge	Upon payment of each premium	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% of premiums paid on Policy with a specified amount from $250,000 - $499,999	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% of premiums paid on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service.  You can obtain further information about these administrative charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Charge[3]
Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

Maximum Charge[4]		$60.00 per $1,000 of specified amount during the first Policy year	$60.00 per $1,000 of specified amount during the first Policy year
Minimum Charge[5]		$10.75 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year
Initial charge for a female insured, issue age 30 in the preferred-elite non-tobacco use class		$16.73 per $1,000 of specified amount during the first Policy year	$16.73 per $1,000 of specified amount during the first Policy year
Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider[7]	When rider is exercised	Discount Factor	Discount Factor

3 The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase .   (Note: Only the increase in specified amount is subject to the additional 10 year surrender charge period.) The surrender charge for each increase in specified amount ("layer") is calculated as the surrender charge per $1,000 of specified amount multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.  Please see the example in the "Surrender Charge" section of this prospectus.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled "Supplemental Benefits (Riders)-Terminal Illness Accelerated Death Benefit Rider" in this prospectus.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100	$8.00 per month during the first Policy year; $12.00 per month thereafter through attained age 99; $0 starting with attained age 100	$8.00 per month for Policy years 1-10; $4.00 per month thereafter through attained age 99; $0 starting with attained age 100
Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100
Maximum Charge[1][0]		$83.33 per $1,000 of net amount at risk per month[1][1]	$42.42 per $1,000 of net amount at risk per month[1][1]
Minimum Charge[12]		$0.06 per $1,000 of net amount at risk per month[1][1]	$0.02 per $1,000 of net amount at risk per month[1][1]
Initial charge for a female insured, issue age 30, in the preferred elite non-tobacco use class, Band 2		$0.10 per $1,000 of net amount at risk per month[11]	$0.09 per $1,000 of net amount at risk per month[11]

8 Cost of insurance rates are based on a number of factors, including, but not limited to: the insured's issue age, sex and underwriting class, the Policy's specified amount, policy duration, Policy year, and the amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1(specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, issue age 35, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 65th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics:  female, issue age 10, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Per Unit Charge[13]	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge[14]		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Minimum Charge[15]		$0.05 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month
Initial charge for an insured, issue age 30		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Loan Interest Spread[16]	On Policy anniversary or earlier, as applicable[17]	1.0% (effective annual rate)	0.75% (effective annual rate)

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured's issue age on the Policy date.  We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that is based on the insured's attained age on the date of the increase.
14 This maximum charge is based on an insured with the following characteristics: issue age 85.  This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: issue age 5.  This minimum charge may also apply to insureds with other characteristics.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year . we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount, including accrued loan interest. Beginning at attained age 100, all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges:[18]
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge[19]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[20]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider[21]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[22]		$0.39 per $1,000 of base Policy net amount at risk per month[11]	$0.39 per $1,000 of base Policy net amount at risk per month[11]
Minimum Charge[23]		$0.03 per $1,000 of base Policy net amount at risk per month[11]	$0.03 per $1,000 of base Policy net amount at risk per month[11]
Initial charge for a female insured, issue age 30		$0.06 per $1,000 of base Policy net amount at risk per month[11]	$0.06 per $1,000 of base Policy net amount at risk per month[11]

18 Optional Rider cost of insurance charges are based on a number factors including, but not limited to: each insured's issue age or attained age, sex and underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
21 Disability Waiver of Monthly Deductions charges are based on the primary insured's issue age, sex and net amount at risk. The charges shown are for Base Policy only (i.e., without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy.  You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, issue age 25.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver of Premium Rider[24]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[25]		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
Minimum Charge[26]		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a female insured, issue age 30		$0.57 per $10 of monthly rider benefit	$0.57 per $10 of monthly rider benefit
Children's Insurance Rider[27]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[28] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the other insured reaches attained age 79
Maximum Charge[29]		$9.12 per $1,000 of rider face amount per month	$7.14 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month[30]	$0.02 per $1,000 of rider face amount per month[31]
Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.03 per $1,000 of rider face amount per month

24 The charge for this rider is a level rate based on the primary insured's issue age and sex .
25 This maximum charge is based on an insured with the following characteristics: female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, issue age 15.  This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
 28 Rider cost of insurance charges are based on a number of factors including, but not limited to, each insured's issue age, sex and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured.  The rider's cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about the rider by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 63, standard tobacco underwriting class and in the 16th Policy year.  This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics:  female, issue age 10, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics:  female, issue age 27, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Rider Plus[28] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 79
Maximum Charge[3][2]		$9.12 per $1,000 of rider face amount per month	$7.06 per $1,000 of rider face amount per month
Minimum Charge[30]		$0.06 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 30, in the preferred elite non-tobacco use class		$0.10 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium[33]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

32 This maximum charge is based on an insured with the following characteristics:  male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year.  This maximum charge may also apply to insureds with other characteristics.
33 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, issue age at time of increase and the duration from date of increase. Each new layer of cost of insurance rates is based on, among other factors, the issue age of the insured  and duration of the Policy at the time of the increase.

For information concerning compensation paid for the sale of the Policy, please see "Sale of the Policies."
Range of Expenses for the Portfolios1, 2
The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 201 5 .  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.32%	1.84%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]
	0.32%	1.68%

1 The portfolio expenses used to prepare this table were provided to Transamerica Financial by the funds.  The expenses shown are those incurred for the year ended December 31, 201 5 .  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund that are each a "fund of funds."  A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Transamerica Financial took into account the information received from those Funds on the combined actual expenses for each "fund of funds" and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund's) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Templeton VIP Founding Funds Allocation Fund for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 2 4 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 201 7 .

Transamerica Financial, the Separate Account, the Fixed Account and the Portfolios
Transamerica Financial
Transamerica Financial Life Insurance Company ("Transamerica Financial"),   located at 440 Mamaroneck Avenue, Harrison, New York 10528 -2418 , is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.
Financial Condition of the Company
The benefits under the Policy are paid by Transamerica Financial from its general account assets and/or your cash value held in the Company's separate account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy's death benefit, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services —as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address—Transamerica Financial Life Insurance Company, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499 -0001 —or by calling us at (800) 322-7353, or by visiting our website www.tflic.com/ny.  In addition, the SAI is available on the SEC's website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Financial's ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com), Standard & Poor's Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).
The Separate Account
The separate account is an investment account of Transamerica Financial, established under New York law.  We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
•	Combine the separate account, or any subaccounts, with one or more different separate accounts or subaccounts.
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners.
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
•	Change the investment objective of a subaccount.

•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners, or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.
The Fixed Account
The fixed account is part of Transamerica Financial's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Financial has sole discretion over the investment of the fixed account's assets. Transamerica Financial bears the full investment risk for all amounts contributed to the fixed account. Please see the section entitled "Risks of Managing General Account Assets . "   Transamerica Financial guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.) We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.
We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts , or monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.
The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
The Portfolios
The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain portfolios invest substantially all of their assets in portfolios of other funds. (See   chart below listing portfolios available under the policy.) As a result, you will pay fees and expenses at both portfolio levels. This will reduce your investment return. These arrangements are referred to as fund of funds or master-feeder funds. Fund of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

As described in more detail in the underlying fund prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio's overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy Value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy Value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio's optimal risk targets, and the underlying portfolio may not perform as expected.  Portfolios that employ a managed volatility strategy are identified by an "*" preceding the name of the portfolio in the first column of the chart below.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. (See chart below listing portfolios available under the policy.) The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

The ProFunds and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively affect a portfolio 's ability to achieve its investment objective or maintain a consistent level of operating expenses.  See "Disruptive Trading and Market Timing."  Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds or Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.
You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-322-7353 or visiting our website at www.tflic.com/ny.  You should read the fund prospectuses carefully.
Note: If you received a summary prospectus for a portfolio listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AB Dynamic Allocation VP	Transamerica Asset Management, Inc. AllianceBernstein, L.P.	Seeks capital appreciation and current income.
Transamerica Aegon Government Money Market VP1,2	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Transamerica Aegon High Yield Bond VP 3	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica Aegon U.S. Government Securities VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
*Transamerica Asset Allocation – Conservative VP [4]	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
*Transamerica Asset Allocation – Growth VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks long-term capital appreciation.
*Transamerica Asset Allocation – Moderate Growth VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica Asset Allocation – Moderate VP4	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Transamerica BlackRock Global Allocation VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
*Transamerica BlackRock Tactical Allocation VP5	Transamerica Asset Management, Inc. BlackRock Financial Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Securities, LLC	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
1Formerly, Transamerica Aegon Money Market VP
3The Board of Trustees of Transamerica Series Trust has approved changes to the Portfolio's investment objective and principal investment strategies that will allow the Portfolio to operate as a "government money market fund." Effective May 1, 2016, the Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash, and will become known as Transamerica Aegon Government Money Market VP. Note: During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the government money market portfolios' subaccounts may become extremely low and possibly negative.
3 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt ("junk bonds") market and/or in high yield debt securities.
4 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
  5This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.  Please see the portfolio's prospectus for a complete description of the portfolio's investment strategies and the risks of investing in the portfolio.  Please Note:  Effective on or about July 1, 2016, J. P. Morgan Investment Management Inc. will replace Aegon USA Investment Management, LLC as sub-adviser to this portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
*Transamerica International Moderate Growth VP [4]	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Management, Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Janus Mid-Cap Growth VP6	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital appreciation.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Managed Risk – Balanced ETF VP7	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks to balance capital appreciation and income.
Transamerica Managed Risk – Growth ETF VP8	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. Aegon USA Investment Management, LLC	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
*Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.

4Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.  Please Note:  Effective on or about July 1, 2016, J. P. Morgan Investment Management Inc. will replace Aegon USA Investment Management, LLC as sub-adviser to this portfolio.
6Formerly, Transamerica Morgan Stanley Mid-Cap Growth VP.
7Formerly, Transamerica Vanguard ETF Portfolio-Balanced VP.
8Formerly, Transamerica Vanguard ETF Portfolio-Growth VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
*Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
*Transamerica QS Investors Active Asset Allocation – Conservative VP9,10	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks current income and preservation of capital.
*Transamerica QS Investors Active Asset Allocation – Moderate Growth VP9,11	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica QS Investors Active Asset Allocation – Moderate VP9,12	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation and current income.
Transamerica Systematic Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Torray Concentrated Growth VP	Transamerica Asset Management, Inc. Torray LLC	Seeks to achieve long-term growth of capital.

Transamerica WMC US Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY® VARIABLE INSURANCE PRODUCTS:
Fidelity® VIP Index 500 Portfolio	Fidelity Management & Research Company FMR Co., Inc.; Geode Capital Management, LLC	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500® Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AB Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Founding Funds Allocation VIP Fund[13]	See Footnote 14	Seeks capital appreciation with a secondary goal of income.
9 This portfolio invests in a combination of underlying Exchange Traded Funds ("ETFs").  Please see the portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
10Formerly, Transamerica Aegon Active Asset Allocation – Conservative VP.
11Formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP.
12Formerly, Transamerica Aegon Active Asset Allocation – Moderate VP.
13This portfolio is a fund of funds and invests in a combination of Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Please see the portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
14Franklin Templeton Services, LLC is the portfolio's administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS:
ProFund VP Asia 30 [15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the p erformance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials [15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Basic Materials Index.
ProFund VP Bull [15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500 Index SM.
ProFund VP Consumer Services [15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Consumer Services Index®.
ProFund VP Emerging Markets [15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR® Index.
ProFund VP Europe 30[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the basket of currencies included in the U.S. Dollar Index®.
ProFund VP Financials[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Financials Index.
ProFund VP Government Money Market[15,16,17]	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.

1 5 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
16 Formerly, ProFund VP Money Market.
17  The Board of Trustees of ProFunds has approved changes to the Portfolio's  principal investment strategies that will allow the Portfolio to operate as a "government money market fund." Effective May 1, 2016, the Portfolio will invest at least 99.5% of its total assets at the time of investment in cash,  U.S. government securities,  and/or repurchase agreements that are fully collateralized by these instruments and will become known as ProFund VP Government Money Market.  Note: During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the government money market portfolios' subaccounts may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP International[15]	ProFund Advisors LLC
Seeks investment results, before fees and expenses that correspond to the performance of the MSCI EAFE Index. The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MCSI EAFE futures contracts traded in the United States.

ProFund VP Japan[1] [5]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund VP Mid-Cap[1] [5]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400 Index®.

ProFund VP NASDAQ-100[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the NASDAQ-100 Index.
ProFund VP Oil & Gas[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Oil & Gas Index.
ProFund VP Pharmaceuticals[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Pharmaceuticals Index.
ProFund VP Precious Metals[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones Precious Metals Index.
ProFund VP Short Emerging Markets[15]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the BNY Mellon Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated investment objective over a period of time greater than single day.

1 5 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short International[1] [5]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the "Index"). The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.  The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the inverse (-1x) of the daily performance of MSCI EAFE futures contracts traded in the United States.

ProFund VP Short NASDAQ-100[1] [5]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Short Small-Cap[1] [5]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses that correspond to the inverse ( -1x ) of the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Small-Cap[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Russell 2000 Index.
ProFund VP Small-Cap Value[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Value Index.
ProFund VP Telecommunications[15]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Telecommunications Index.
ProFund VP UltraNASDAQ-100[15]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP UltraSmall-Cap[15]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

1 5 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP U.S. Government Plus[1] [5]	ProFund Advisors LLC
 Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Utilities[1] [5]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Utilities Index.
ACCESS TRUST:
Access VP High Yield Fund[1] [5] ,1 [8]	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
1 5 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. Please see the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
1 8 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt ("junk bonds") market and/or in high yield debt securities.

      Transamerica Asset Management, Inc. ("TAM"), located at1801 California Street, Suite 5200, Denver, Colorado 80202-2642, serves as investment adviser to the Transamerica Series Trust ("Series Trust") and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Transamerica Premier Life Insurance Company (77%) and AUSA Holding Company (23%).  For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109 -3605 , serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund's Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC ("ProFund Advisors"), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 -6527 , serves as the investment adviser and provides management services to all of the ProFunds and the Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds' and Access Trust's Board.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the respective ProFunds and/or Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P. ("AllianceBernstein"), located at 1345 Avenue of the Americas, New York, New York 10105 -0302 , serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AB Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. ("Franklin"), located at One Franklin Parkway, San Mateo, California 94403 -1906 , serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Founding Funds Allocation VIP Fund.  Franklin Templeton Services, LLC ("FT Services") serves as administrator for the Franklin Founding Funds Allocation VIP Fund and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio's assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio's assets in accordance with policies and guidelines established by the Trust's Board of Trustees.  Please see the portfolio's prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios
The underlying portfolios offered through this product are selected by Transamerica Financial. Transamerica Financial may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section of this prospectus entitled "Revenues We Receive.")  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi-annual reports.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.
Addition, Deletion, or Substitution of Portfolios
We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
Your Right to Vote Portfolio Shares
Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	The death benefit, cash and loan benefits.
	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:	•	6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (Band 1), and 2.5% of premiums thereafter.
	•	3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (Band 2), and 2.5% of premiums thereafter.
	•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher (Band 3).

Note: Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force.  Premium expense charges will be based on the specified amount in force on the base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deductions
If your Policy was applied for on or after November 18, 2008, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to the insured's attained age 111. For Policies applied for before November 18, 2008 and issued before January 1, 2009, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to the insured's attained age 100. Monthly deductions will be taken on a pro-rata basis from each subaccount unless you elect self-directed monthly deductions. You may elect self-directed monthly deductions by sending us a request in a form satisfactory to us. If self-directed monthly deductions are elected, the portion of each monthly deduction taken from each subaccount will equal the monthly deduction multiplied by the selected percentage for that subaccount. If any of the selected subaccounts would be reduced to zero by the current monthly deduction, the monthly deductions will be taken on a pro-rata basis from each subaccount according to the portion of the cash value in each. The change to or from self-directed monthly deductions will be effective on the date we record the change.

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	•	The monthly Policy charge for the Policy; plus
	•	The monthly cost of insurance charge for the Policy; plus
	•	The monthly per unit charge for the Policy; plus
	•	The portion of the monthly deductions for any benefits provided by riders attached to the Policy.

Monthly Policy Charge (for Policies applied for on or after November 18, 2008):
	•	This charge currently equals $10 each Policy month through insured's attained age 110. Starting at attained age 111, this charge equals $0 each Policy month.
•
We guarantee this charge will never be more than $10 per month during the first Policy year and not more than $12 per month thereafter through attained age 110. This charge will be $0 starting at insured's attained age 111.

Monthly Policy Charge (for Policies applied for before November 18, 2008 and issued before January 1, 2009):
•
This charge currently equals $8 each Policy month for Policy years 1-10 and $4 each Policy month for Policy year 11 through age 99. Starting at attained age 100, this charge equals $0 each Policy month.

•
We guarantee this charge will never be more than $8 per month during the first Policy year and not more than $12 per month thereafter through attained age 99. This charge will be $0 starting at insured's attained age 100.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:

1.
Reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount; then each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2.	Multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
> Band 1: $50,000 - $249,999
> Band 2: $250,000 - $499,999
> Band 3: $500,000 or more
•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band each monthiversary by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:
This charge equals:
•	The monthly per unit charge for the specified amount on the Policy date; plus
•	The monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
•	The monthly per unit charge for any specified amount that has been decreased.
•	We guarantee the duration of this charge to be no more than 10 years following the Policy date and 10 years following the date of any increase in specified amount.
•
The monthly per unit charge that is set on the Policy date is based on the issue age of the insured.  A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured's issue age at the time of any increase in specified amount. The rate of the monthly per unit charge applied under your Policy depends on whether the Policy was applied for on or after November 18, 2008.

Optional Insurance Riders:
•
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled "Rider Charges" for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to: the insured's issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; sex ; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount.  Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount).  Monthly cost of insurance rates may change from time to time and different monthly cost of insurance rates may apply to increases in the specified amount following the Policy date and any additional death benefit. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after November 18, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured's attained age, sex , and underwriting class. For Policies applied for before November 18, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Mortality Tables and the insured's attained age, sex , and underwriting class.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on factors such as the insured's attained age and underwriting class at the time of the increase, sex , and the length of time since the increase.  Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge for as long as the Policy remains in the higher specified band and possibly a decrease in the premium expense charges because premium expense charges are based on the specified amount in force on the Base Policy at the time the premium is received.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance and premium expense charges.  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will cause the rider to terminate and annual scheduled specified amount increases to stop.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured's life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain policies on a simplified, guaranteed or expedited basis. Cost of insurance rates charged for any policies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates on the Base Policy except that current rates are not guaranteed for any amount of time under the riders.
Mortality and Expense Risk Charge
We deduct a daily charge from each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is equal to:

•	The value of each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate.

For the first ten Policy years, the current annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We may reduce this charge to 0.60% for Policy years 11 – 15; 0.30% for Policy years 16 – 20; and 0.00% for Policy years 21+, but we do not guarantee that we will do so.  We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss.  Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.
Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount including accrued loan interest) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium).

The initial specified amount has a 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, sex and underwriting class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured's issue age, sex and underwriting class at the time of the increase.

A surrender charge is not assessed when a specified amount decrease occurs but the full surrender charge remains in effect until surrender of the Policy.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 10th Policy year to surrender your Policy provided you have not selected the Inflation Fighter Rider Level Premium , and you have not increased your specified amount within the past 10 Policy years.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	Investment performance is low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	1.	The surrender charge per $1,000 of specified amount in the layer (varies by issue age, sex and underwriting class on the Policy date or date of specified amount increase); multiplied by
	2.	The number of thousands of specified amount in the layer; multiplied by
	3.	The surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after November 18, 2008) or Appendix A-2 (for Policies applied for before November 18, 2008 and issued before January 1, 2009).
The surrender charge factor is also determined separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown in Appendixes A- 1 (A) and A-2 (A) . We generally determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.  Please see "Surrender Charge Factors" in Appendixes A-1  (A)  and A-2 (A) for surrender charge factors.
Transfer Charge
We currently allow you to make 12 transfers each Policy year free of charge. Except as listed below, the charge is $25 for each additional transfer. We deduct the transfer charge from the amount being transferred.   We will not increase this charge.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date currently are not treated as transfers for the purpose of assessing this charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of assessing this charge.
Loan Interest Rate Charge
We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals); and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  Beginning at the insured's attained age 111 (if your Policy was applied for on or after November 18, 2008) or attained age 100 (if your Policy was applied for before November 18, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.
Cash Withdrawal Charge
After the first Policy year, you may take one withdrawal per Policy year if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.
Taxes
We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.
Rider Charges
The following charges apply if you elect any of the riders available under your Policy as noted below (See "Supplemental Benefits (Riders)"):

•
Terminal Illness Accelerated Death Benefit Rider.  We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater. For a complete description of this rider, please refer to the section of this prospectus entitled "Terminal Illness Accelerated Death Benefit Rider".

•
Primary Insured Rider Plus ("PIR Plus"). We assess a cost of insurance charge based on the insured's issue age, sex and underwriting class, Policy year, and the rider face amount.  Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•
Other Insured Rider.  We assess a cost of insurance charge based on each other insured's issue age, sex and underwriting class, Policy year, and the rider face amount. Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Children's Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the primary insured's attained age and rider specified amount.  Charges generally will increase each year with the age of the insured.

•
Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured's issue age, sex and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured's issue age, sex and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•
Inflation Fighter Rider Level Premium.  Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be based on the amount of the increase, the insured's issue age at the time of increase and Policy duration from the time of increase. Each new layer of cost of insurance is based on, among other factors, the insured's issue age and the duration of the Policy at the time of the increase.

Portfolio Expenses
The value of each subaccount will reflect the fees and expenses paid and received by the corresponding portfolio – including, but not limited to – operating expenses and any 12b-1 fees.  Under certain circumstances, the board of directors of a government money market portfolio would have the discretion to impose a liquidity fee on redemptions from the money market portfolio and to implement a redemption gate that would temporarily suspend redemptions from the fund.  Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction that may be imposed by the government money market portfolios.

Please see the fund prospectuses for more detailed information about the portfolios.
Revenues We Receive
We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.
.             We (and/or our affiliates) may receive some or all of the following types of payments:

•
Rule 12b-1 Fees.  We and/or our affiliate, Transamerica Capital, Inc ("TCI"), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees ("Support Fees").  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Financial and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under the Policy and under certain other variable insurance products offered by our affiliates and us. We , and/or TCI , may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
** Because the Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Trust portfolios, in terms of our and our affiliates' overall profitability.  During 201 5 we received $ 406,801.26 in benefits from TAM.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Financial and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. ("TFA"), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information).

Certain advisers and sub-advisers of the underlying Funds (or their affiliates) (1) may directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA's wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Funds and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives.  The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2015, TCI and its affiliates received revenue sharing payments that totaled approximately $1,102,000.00. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; American Century Investment Management, Inc.; American Funds; AQR Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss; Belle Haven Investments; BlackRock Investment Management, LLC; Capital Research and Management CompanySM; Fidelity Management & Research Company; Franklin Templeton Services, LLC; Janus Capital Management LLC;  Jennison Associates LLC; JP Morgan Investment Management Inc.; Kayne Anderson Capital Advisors, LP;   Logan Circle Investment Partners; MainStay Capital Management LLC; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; Morningstar Advisers; Oppenheimer Funds, Inc; Pacific Investment Management Company; PineBridge Investments LLC; Pioneer Investment Management, Inc.; QS Legg Mason Global Asset Allocation, LLC; Ridgeworth Investments;  Rockefeller & Co.; RS Investments; Schroder Investment Management; Systematic Financial Management; The Vanguard Group, Inc.; Torray LLC;  Waddell & Reed Companies;  and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.
For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.

The principal rights an owner may exercise are:
•	To designate or change beneficiaries before the death of the insured.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application.  Once selected, this tax test cannot be changed.

 No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.
Modifying the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  Note: No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:
•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance policy under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.
Purchasing a Policy
To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker‑dealer having a selling agreement with TCI ( the principal underwriter for the Policy ) and us. We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000.  We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage.  We offer the following specified amount bands of coverage:

•	Band 1: $50,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 and over

We will limit coverage on any juvenile insured by the Policy or a rider.

                If your Policy was applied for before November 10, 2008, and issued before January 1, 2009 and the juvenile coverage was never increased, for a juvenile younger than 4½ years old, the maximum coverage is the greater of $5,000 or 25% of the in force life insurance on the adult applicant.  For a juvenile between 4½ and 14½ years old, the maximum coverage is the greater of $10,000 or 50% of the in force life insurance on the adult applicant.

                If your Policy was applied for on or after November 10, 2008 and issued before February 24, 2012 and the juvenile coverage was never increased, for a juvenile up to age 4½ years old, the maximum coverage is the greater of $25,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4½ and 14½ years old, the maximum coverage is the greater of $25,000 or 50% of the in force life insurance on the adult applicant.

                If your Policy or an increase in juvenile coverage was issued on or after February 24, 2012, for a juvenile up to age 4½ years old, the maximum coverage is the greater of $50,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4½ and 14½ years old, the maximum coverage is the greater of $50,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.
Tax‑Free "Section 1035" Exchanges
You can generally exchange one life insurance policy for another policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy the Policy through an exchange or otherwise.)
When Insurance Coverage Takes Effect
Except as provided in the conditional receipt ("Conditional Receipt"), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will   not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the C onditional R eceipt. The conditional insurance coverage may vary by underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all Conditional Receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	The date of application; or
•
The date of the last medical examination, test, and
other screenings required by us, if any (the
"Effective Date").  Such conditional insurance will
take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed .

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage	•	60 days from the date the application was signed;
terminates on the earliest of:	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	The Conditional Receipt is not valid unless:
		1.	All blanks in the Conditional Receipt are completed; and
		2.	The receipt is signed by an authorized Company representative.

Other limitations:	•	There is no Conditional Receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt's conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica Financial's liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges. Coverage may begin earlier in Section 1035 exchange situations as provided in the "Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover" form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

•	The Policy has been approved for issue - even if approved other than as applied for - and accepted in writing by the proposed owner and either:
	1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured's lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium, together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges will be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or record date if the Policy is backdated). Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the reallocation account until the reallocation date. While held in the reallocation account, premiums will be credited with interest at the current fixed account rate until the reallocation date when they will be allocated to the subaccounts and/or fixed account as you specified in your application. Please Note: If a Policy is backdated, your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date that the New York Stock Exchange ("NYSE") is open for trading , but no later than 4:00 p.m. Eastern Time.  (If a premium or transaction request is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open.)  This is true whether a requested transaction comes in via fax, wire or other electronic means, or by telephone.

Transaction Type:	Priced when received at our:
P ayment by C heck	M ailing A ddress, unless a different address appears on your B illing C oupon
T ransfer R equest	A dministrative O ffice
P ayment by W ire T ransfer	A dministrative O ffice
E lectronic C redit and D ebit T ransactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	A dministrative O ffice
Backdating a Policy
If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.  Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.
Policy Changes
After Attained Age 111 (for Policies applied for on or after November 18, 2008) or After Attained Age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured's 111th or 100th birthday, as applicable, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will not accept any further premium payments.
•	We will no longer deduct the monthly deductions.
•	We will continue to deduct the mortality and expense risk charge, if any.
•	Interest will continue to accrue on any Policy loans, as before, but all loans, new and existing, will be considered preferred loans .
•	We will continue to accept Policy loan repayments and loan interest payments.
•	We will continue to permit Policy loans and withdrawals to be made.

Please Note: Continuing a Policy beyond the insured's 99th birthday may have tax consequences. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's 99th birthday. Please see the "Federal Income Tax Considerations" section of this prospectus.

Premiums
Allocating Premiums
You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

•	Allocation percentages must be in whole numbers.
•
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly.

•	If you select asset rebalancing, the cash value of your Policy ( if an existing Policy ) or your minimum initial premium ( if a new Policy ) must be at least $5,000.
•
Unless otherwise required, we may restrict allocations and transfers to the fixed account if the fixed account value ( excluding amounts in the loan reserve ) following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1‑800‑322-7353, Monday ‑ Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time.

Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.  The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or our administrative office. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment at our mailing address after the NYSE closes or on a day the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date (or as of the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected in your application. The reallocation date is the later of the Policy date or the record date (if your Policy is backdated), plus fifteen days.  Please contact your registered representative for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, we will reallocate the cash balance to the fixed account, the Transamerica Aegon Government Money Market VP subaccount or the Transamerica JPMorgan Core Bond VP subaccount (depending on which subaccounts you selected on your application).
Premium Flexibility
You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.
Planned Periodic Payments
You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy   still may lapse. How long your Policy remains in force depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61‑day grace period).
Minimum Monthly Guarantee Premium
The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the issue age, sex , rate class of the insured, the specified amount requested and your Policy's applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, if any riders are added or terminated, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse guarantee is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

No Lapse Guarantee
Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary, the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount including any accrued loan interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to, and including, the current month. (Your initial minimum guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect. Please see the section of this prospectus entitled "Policy Lapse and Reinstatement."

After the no lapse guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured with an issue age of 0-60, the no lapse date is the 20th Policy anniversary or the insured 's attained age 65, whichever is earlier. For a Policy issued to an insured with an issue age of 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.
Premium Limitations & Payments
 We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See "Death Benefit" for more information regarding the Guideline Premium Test.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment within 60 days after the end of that Policy year . If you choose the Guideline Premium Test there are additional premium limitations.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.  (Please see the section of this prospectus entitled "Federal Income Tax Considerations" for more information concerning your Policy or consult a qualified tax advisor.)

We may require premium payments to be at least $50. ($1,000 by wire).  If the payment is made by monthly direct deposit, we may require minimum payments of $ 75 .00. We may return premiums less than the minimum.

Wire Transfers. We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax‑Free Exchanges ("1035 Exchanges"). We will accept a part or all of your initial premiums from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Transfers

General
You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account.  You will be bound by any transfers made by your authorized representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

•
Your Policy may be limited to a cumulative transfer from the fixed account each year of the greater of 25% of the amount in the fixed account, or the amount transferred out of the fixed account in the previous Policy year. However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See "Fixed Account Transfers."

•
Currently we do not, but reserve the right to, limit the amount of and the number of transfers out of the fixed account to one per Policy year.  If we modify or stop our current practice s , we will notify you at the time of your transfer.

•
Unless otherwise required we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.  This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•
You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office. Please Note:  Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
	1.	We consider all transfers made in any one day to be a single transfer.
2.
Transfers resulting from loans or the exercise of conversion rights, or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

	3.	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
	4 .	Transfers among the ProFunds or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
	5 .	Transfers under asset rebalancing and dollar cost averaging currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time), using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see "Telephone and Fax Privileges.")
Market Timing and disruptive trading
The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to accommodate market timing or facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

1.
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

2.
An adverse effect on portfolio management, such as (a) impeding a portfolio manager's ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3.	Increased brokerage and administrative expenses.

These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, or overnight mail to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.

We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances ; we may change the maximum dollar amount of permitted transfers quickly and without notice.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions.  In the absence of any such restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before it is detected and we take steps to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners for compliance with , nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone , Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1‑800‑322-7353, Monday ‑ Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).  You may also request transfers through our website, www.tflic.com/ny. Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone , Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone , Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
•	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and fax transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office . Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
Similarly, online transactions processed via the internet may not always be possible. Telephone and computer systems, whether yours, your internet service provider's, your registered representative's or TransamericaFinancial's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number ("PIN") and your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person using your PIN on the automated phone line or providing instructions online is you or one authorized by you.

Note:  Your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
Fixed Account Transfers
Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of your transfer.

We reserve the right to limit the maximum amount you may transfer from the fixed account each Policy year to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).  We reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary.  We may restrict transfers to the fixed account, if, following the transfer, the fixed account value, excluding amounts in the loan reserve account, would exceed $250,000.  Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.  This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.
Conversion Rights
If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account, in good order, within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.
Extended Term Insurance Benefit
The Owner may apply the net surrender value of this Policy to purchase an Extended Term Insurance Benefit in place of this Policy's death benefit.  While it is in effect, the Extended Term Insurance Benefit provides for a death benefit equal to the death benefit proceeds of this Policy on the Policy anniversary on which the Extended Term Insurance Benefit takes effect.  We will determine the termination date of the Extended Term Insurance Benefit that can be purchased with the net surrender value based on the cost of insurance rates guaranteed in this Policy and the guaranteed fixed account interest rate.  The owner will be notified of the termination date of the Extended Term Insurance Benefit, and if the primary insured has not died prior to the termination date, the Extended Term Insurance Benefit and this Policy will terminate without value.  See example below.

The Extended Term Insurance request must be made in writing, in good order, and must be received by us at our mailing address at least 30 days prior to the next Policy anniversary.  This election is irrevocable.  Following the request to purchase an Extended Term Insurance Benefit, additional premium payments, Policy loans, withdrawals and transfers will not be allowed.  All in force riders to this Policy will terminate upon the effective date of the Extended Term Insurance Benefit.  The Extended Term Insurance Benefit has no net surrender value.

Extended Term Insurance Example

A 35 year old male purchases a $100,000 Option A Policy, with a Policy date of June 1, 2008, and is underwritten as Preferred Elite. Ten years later, on June 1, 2018, the net surrender value is $10,001.61 and the owner elects the Extended Term Insurance Benefit.  The Extended Term Insurance Benefit in this example would be a $100,000 death benefit if the primary insured dies on or before October 31, 2034.  After June 1, 2018 no further changes to the Policy are allowed and there is no available net surrender value.  If the primary insured has not died on or before October 31, 2034 then the Policy terminates without value.

Both the net surrender value and the duration of any Extended Term Insurance Benefit depend upon your Policy's applicable C.S.O. table.
Dollar Cost Averaging
Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium to the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica Aegon Government Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office provided that we receive the form by the 25th day of the month. (Note: As stated on your dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	•	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office) a completed form signed by the owner requesting dollar cost averaging.
	•	You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office), a request to discontinue participation from you or your authorized representative.
	•	The value in the accounts from which we make the transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.
Asset Rebalancing Program
We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule . Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program.  We make no guarantee that participati ng in this program will result in a profit or protect you against loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi‑annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocations to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date that we receive your request form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form, signed by the owner.
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program.
	•	We receive, in good order, at our mailing address (or by facsimile or telephone to our administrative office), a request to discontinue participation from you or your authorized representative.
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re‑enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.
Third Party Asset Allocation Services
We do not offer any asset allocation programs or any allocation models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Financial as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative's or investment advisor's ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled "Transfers - Market Timing and Disruptive Trading ," are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio of Transamerica Financial.

Note:

•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner's own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

•	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values
Cash Value
Your cash value:
●	Is determined on the Policy date and on each valuation date.
●
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value
The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.  You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation date equals:	•	The cash value as of such date; minus
	•	Any surrender charge as of such date; minus
	•	Any outstanding loan amount, including any accrued Policy loan interest.
Subaccount Value
The cash value in a subaccount is referred to as "subaccount value." At the end of any valuation period, subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	•	The initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	Units purchased with additional net premium(s); plus
	•	Units purchased due to a loan repayment; plus
	•	Units purchased through transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	Units redeemed to pay cash withdrawal and transfer charges; minus
	•	Units redeemed due to any refund of premium allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received (i) at our mailing address (for written requests or payments by check) or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).
Subaccount Unit Value
The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a
valuation period is calculated as:	•
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period.  This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.
Fixed Account Value
On the Policy date, or the reallocation date if different, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any
valuation period is equal to:	•	The sum of net premiums allocated to the fixed account; plus
	•	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges or any other fees and charges; minus
	•	Amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount; minus
	•	Any refund of premiums allocated to the fixed account.

Death Benefit
Death Benefit Proceeds
We will determine the amount of   the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We will pay interest on the Death Benefit from the date of death to the date of payment.  The annual interest rate will be at least 1%. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The death benefit is equal to:	•	The amount determined based on the death benefit option that you select (described below); minus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any outstanding loan amount including any accrued loan interest; plus
	•	Any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or sex .
Death Benefit
The Policy offers three death benefit options – Option A, Option B and Option C. The amount of the death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer. This is an important decision. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively) to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test ("GPT") or a Cash Value Accumulation Test ("CVAT").  You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by the attained age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the attained age, sex and underwriting class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different from the corridor under the GPT.  Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Option A

Under the Guideline Premium Test

The death benefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the "limitation percentage," as shown on your Policy's schedule page, multiplied by the cash value on the primary insured's date of death; or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the Guideline Premium Test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Example 1. Option A Guideline Premium Test Example. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000 = 2.5 times the cash value.) Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy .
Under the Cash Value Accumulation Test

The death benefit equals the greatest of:	1.	The specified amount; or
	2.
A specified percentage called the "limitation percentage," as shown on your Policy's schedule page, multiplied by the difference between the cash value on the date of the primary insured's death and any applicable net single premium for riders that are Qualified Additional Benefits as shown on your Policy's schedule page (Note: Qualified Additional Benefits are specific benefits defined in Section 7702 of the Internal Revenue Code.); or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.
The limitation percentage and the net single premium for riders under the Cash Value Accumulation test are calculated as specified under Section 7702. They are based on the insured's sex , underwriting class, specified amount band, and attained age at the beginning of each Policy year, and will differ depending on whether your Policy was issued under the 2001 or 1980 C.S.O. Tables.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.
Example 2. Option A Cash Value Accumulation Test Example. Assume that a Policy has no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 2.97, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the base Policy must be equal to or greater than 2.97 times the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the base Policy will exceed the $100,000 specified amount.  The figure of $48,520 is derived by solving for cash value in the calculation $100,000 = 2.97 multiplied by (cash value minus $14,850): 2.97 multiplied by ($48,520 minus $14,850) = $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the base Policy by $2.97.
Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the base Policy by $2.97. If at any time the difference between the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the base Policy will equal the specified amount of the Policy.

Option B

Under the Guideline Premium Test

The death benefit equals the greatest of:	1.	The specified amount; plus
		the cash value on the insured's date of death; or
	2.	The limitation percentage, as shown on your Policy's schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Example 3. Option B Guideline Premium Test Example. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value of the Policy exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived by solving for cash value in the calculation: 2.5 times the cash value = $100,000 plus cash value: 2.5 times $66,667 = $100,000 plus $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $66,667, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

The death benefit equals the greatest of:	1.	The specified amount; plus the cash value on the
		insured's date of death; or
	2.
A specified percentage called the "limitation percentage," as shown on your Policy's schedule page, multiplied by the difference between the cash value on the date of the primary insured's death and any applicable net single premium for riders that are Qualified Additional Benefits as shown on your Policy's schedule page (Note: Qualified additional benefits are specific benefits defined in Section 7702 of the Internal Revenue Code.); or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Example 4. Option B Cash Value Accumulation Test Example. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 2.97, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the base Policy, however, must be at least 2.97 times the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, then the death benefit for the base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived by solving for cash value in the calculation 2.97 multiplied by (cash value minus the net single premium for the rider) = specified amount plus cash value: 2.97 multiplied by ($73,149 - $14,850) = ($100,000 + $73,149).  Each additional dollar of cash value above $73,149 will increase the death benefit of the base Policy by $2.97.

Similarly, any time the cash value exceeds $73,149, each dollar taken out of the cash value will reduce the death benefit of the base Policy by $2.97. If at any time, the difference between the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, the death benefit for the base Policy will be the specified amount plus the cash value of the Policy.

Option C

The death benefit equals the greatest of:	1.	The death benefit under Option A; or
	2.	The specified amount multiplied by an age based "factor" equal to the lesser of:
• 1.0; or
• 0.04 multiplied by (95 minus insured's attained age at death) (the "factor" will never be less than zero);
plus The cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.
Option C--Three Examples.
1.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of [(1.0 and (0.04 x (95-75))) + $22,000].

2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of [1.0 and (0.04 x (95-75))] plus $9,000 is less than the specified amount.

3.  Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of [1.0 and (0.04 x (95-age))] is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Death Benefit After Attained Age 111 (For Policies Applied For On or After November 18, 2008) or After Attained Age 100 (For Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured's 111th or 100th birthday, as applicable, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect. Please Note: Continuing a Policy beyond the insured's attained age 99 may have tax consequences.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 99.  Please see the "Federal Income Tax Considerations" section of this prospectus.

Effect of Cash Withdrawals on the Death Benefit
If Option A is in effect, or if Option C is in effect and the insured's attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled "Surrenders and Cash Withdrawals – Cash Withdrawal Conditions" in this prospectus.
Effect of Inflation Fighter Rider Level Premium on the Death Benefit
If you choose Option A, then you may add the Inflation Fighter Rider Level Premium.  Your Policy's specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary.  If you change from Option A to either Option B or Option C, future scheduled increases in specified amount will automatically cease because the Inflation Fighter Rider Level Premium will terminate.
Choosing Death Benefit Options
You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.
Changing the Death Benefit Option
After the third Policy year and before the insured's attained age 95, you may change your death benefit option once each Policy year.  Changing the death benefit option may affect the specified amount.  We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

•
You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see "Telephone and Fax Privileges.")

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

If you change from death benefit option A to death benefit option B, then your specified amount after that change will equal (a) the specified amount immediately before the change minus (b) your cash value on the date of the change.  If you change from death benefit option B to death benefit option A, then your specified amount after that change will equal (a) the specified amount immediately before the change minus your cash value on the date of the change.
Increasing/Decreasing the Specified Amount
You may apply to increase the specified amount at any time or decrease it at any time after the third Policy year.   No more than one change in the specified amount can occur each Policy year. If approved, the increase or decrease will take effect on the next Policy Monthiversary.  An increase or decrease in the specified amount may affect your cost of insurance charge, monthly per unit charge, your GPT premium limitation, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse guarantee.  A change in specified amount may affect the Policy's qualification tests as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702a and may have adverse federal tax consequences.   Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band so that your overall cost of insurance rate and monthly per unit charge will change.  An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule.  This also applies to increases generated by the Inflation Fighter Rider Level Premium, except we will not recalculate a new minimum monthly guarantee premium with each specified amount increase generated by the Inflation Fighter Rider Level Premium.
Any decrease will reduce your specified amount in the additional layer of coverage created:
(a)	first, by the most recent increase;
(b)	followed by the next most recent increases successively; and
(c)	followed by the amount specified in the original application.
You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	•	Decreases are only allowed after the third Policy year.
	•	You may not increase and decrease your specified amount in the same Policy year.
	•	You may not decrease your specified amount lower than the minimum specified amount under Band 1 shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
•
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured's 65th birthday, we may limit the amount of decrease to no more than 20% of the then specified amount.

	•	A decrease in specified amount will take effect on the Monthiversary on or next following the date we receive your written request, in good order, at our mailing address.
•
If a decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount.

•
A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated.  The new minimum monthly guarantee premium is effective on the date of decrease if the Policy is still within the no lapse guarantee period.

Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount at any time before the insured's 86th birthday.
	•	Your request, in good order, must be applied for through a supplemental application and must include evidence of insurability satisfactory to us.
	•	A requested increase in specified amount requires our approval and will take effect on the Policy Monthiversary on or after the day we approve your request.
	•	We may require your requested increase in specified amount to be at least $10,000.
	•	You may not decrease and increase your specified amount in the same Policy year.
•
If an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy's specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount.

•
An increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated.  The new minimum monthly guarantee premium is effective on the date of increase if the Policy is still in the no lapse guarantee period.

•
Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase.  This charge may significantly reduce your net surrender value.

•	Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will trigger a new contestability and a new suicide period.
•	Requested increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.
Payment Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described under "Settlement Options" in your Policy and in this prospectus.

Surrenders and Cash Withdrawals
Surrenders
You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at 1-727-299-1620. We may require an original signature with your request.  Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive the written request at our mailing address (or fax request to our administrative office) after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period following an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option period.  A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled "Federal Income Tax Considerations," in this prospectus.
Cash Withdrawals
After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	•
You must send your written cash withdrawal
request with an original signature, in good order, to our mailing address. If your withdrawal request is less than $500,000, you may fax it to us at 1-727-299-1620.

•	We may limit the number of withdrawals to one cash withdrawal per Policy year.
•
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and may not exceed the net surrender value, less $500.

•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address or our administrative office.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	A withdrawal from the Transamerica Government Money Market VP portfolio or the ProFund VP Government Money Market fund may be subject to a redemption fee.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you take a cash withdrawal.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured's attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher.  You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.
Canceling a Policy
You may cancel the Policy for a refund during the   free-look period by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The free-look period expires 10 days after you receive the Policy.  If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the written request (with owner's signature) and returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). The amount of the refund will be the total of all premiums you paid under the Policy.  Please note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.

Signature Guarantee
Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's policy.
•
Any disbursement request when Transamerica Financial has been directed to send proceeds to a different address from the address of record for that owner's policy.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any financial transaction where the owner's signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks
•	Savings banks and savings and loan associations
•	Securities brokers and dealers
•	Credit unions

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.   Notarization will not substitute for a signature guarantee.

Loans
General
After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy's net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to certain conditions:	•	We may require you to borrow at least $500.
	•	The maximum amount you may borrow is 90% of the net surrender value, minus loan interest that will accrue prior to the next anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account.  The loan reserve account is part of the fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in the limited circumstances described below, by telephone or fax at our administrative office.  We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1‑800‑322-7353, Monday ‑ Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If the loan request exceeds $500,000 or if the address has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.
Loan Interest Spread
The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0%).  We may apply different loan interest rates to different portions of the outstanding loan.  After the 10th Policy year, we will charge preferred loan interest rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. Beginning at the insured's attained age 111 (for Policies applied for on or after November 18, 2008) or the insured's attained age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009), all loans are considered preferred loans. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%.
Loan Reserve Account Interest Rate Credited
We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.
Effect of Policy Loans
A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve account equal to the amount of the outstanding loan as of the last Policy anniversary plus any accrued interest. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of up to 2.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the interest and/or Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement
Lapse
Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once the no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums (as discussed below) to offset the cost of the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61‑day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy's specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed.  Please refer to the section below entitled "Reinstatement" for a description of the payments that may be required to reinstate your Policy.
No Lapse Guarantee
The Policy provides a no lapse guarantee during the no lapse period.  As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect.  If the no lapse guarantee is not in effect and the Policy is still in force, it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date	•	For issue ages 0‑60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
	•	For issue ages 61‑85, the no lapse date is the fifth Policy anniversary.
•
The no lapse date is specified in your Policy. Note: For all Policies with a no lapse date indicated on the Policy schedule page in 2006, 2007, 2008, 2009, 2010, or 2011, that were applied for before September 22, 2008 and issued before January 1, 2009 and were in force on May 1, 2009, that date was automatically extended to the Policy Anniversary in 2012.

Keeping the no lapse guarantee in effect:	•	The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus cash withdrawals and any outstanding loan amount, including accrued loan interest) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of Policy changes on minimum monthly guarantee premium:	•
We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased.

•
Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force and/or to keep the no lapse guarantee in effect. We normally will not extend the length of the no lapse guarantee.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect for each month from the Policy Date up to and including the current month . Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

See "Minimum Monthly Guarantee Premium" for a discussion of how the minimum monthly guarantee premium is calculated and can change.
Reinstatement
We may reinstate a lapsed Policy within five years after the lapse. You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy, we will require all of the following:

•
Submit a written application for reinstatement, in good order, to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Submit the insured's written consent to reinstate.
•	Submit evidence of insurability that is satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
•
If the no lapse guarantee has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges that would apply at the time of reinstatement.

•
If the no lapse guarantee has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, and accrued loan interest.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge that we would assess if you were to surrender the Policy. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy
A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area . We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after attained age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after attained age 99.  Lack of specific IRS guidance, however, makes the tax treatment of the death benefit after attained age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the premium . At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distributions from the Policy that are tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and Section 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and life insurance owned by businesses and life insurance used in split dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  In addition, Section 101(j) of the Internal Revenue Code impose s notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees to receive death benefits tax free and it requires additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Attained Age 99.  The tax consequences of continuing the Policy beyond the insured's attained age 99 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 99.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.  Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note:

•
Foreign Account Tax Compliance Act ("FATCA"). The discussion above provides general information regarding U.S. federal income tax consequences to life insurance and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your needs and th ose of your beneficiaries under all possible scenarios.

Other Policy Information
Settlement Options
If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on:
•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.
Payments We Make
We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our mailing address. However, we can postpone such payments if any of the following occurs:

•	The NYSE is closed, other than customary weekend and holiday closing s , or trading on the NYSE is restricted .
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	An emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, pursuant to SEC rules, if the Transamerica Aegon Government Money Market VP portfolio or the ProFund VP Government Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio or as a result of portfolio liquidity levels , we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica Aegon  Government Money Market VP subaccount or the ProFund VP Government Money Market subaccount until the portfolio  pays redemption proceeds .

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.
Split Dollar Arrangements
You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us, in good order, at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the "Act") was enacted in 2002.  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan was not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

Policy Termination
Your Policy will terminate and all benefits under it will cease on the earliest of the following:
•	The date the Policy lapses.
•	The date we receive (in good order) your written request to surrender or terminate; or
•	The date of the insured's death.
Assignment of the Policy
You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date the assignment form is received in good order by the Company and accepted in our administrative office.  We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee's interest and the extent of the assignment. To terminate the assignment, we will need a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account.  Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.
Primary Insured Rider Plus ("PIR Plus")
Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount.
	•	The rider may be purchased for issue ages 0‑70.
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for the rider.
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Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed.

	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your Policy's specified amount without reducing your rider coverage.

Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured's life without evidence of insurability.

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The primary insured has not reached his/her 71st birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversions.
	•	We may allow an increase to the Policy's specified amount if the Base Policy and all of the riders in force allow such an increase.
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The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	•	We will base your premium on the primary insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The Policy anniversary on or following the primary insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for the death of the primary insured; or
	•	The date you fully convert this rider; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when the rider terminates upon the owner's written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.
Other Insured Rider
This rider may insure the spouse and/or dependent children of the primary insured.  Subject to the terms of the rider, we will pay the specified amount of the rider to the recipient named in the application. We will pay the rider's face amount when we receive proof, in good order, at our mailing address of that the Other Insured's death occurred while this rider was in force. For issue ages 0-70, our current minimum face amount for this rider is $10,000. The maximum face amount is the lesser of $1,000,000 or the total amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Any changes to this rider may affect your minimum monthly guarantee premium. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured 's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The Other Insured has not reached his/her 71st birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversion.
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Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

	•	We will base the premium for the new policy on the Other Insured 's underwriting class under the rider.

Termination of the rider:		The rider will terminate on the earliest of:
	•	The Policy anniversary on or following the Other Insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for death of the primary insured; or
	•	31 days after the death of the primary insured; or
	•	The date of conversion of this rider; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when the rider terminates upon the owner's written request.

Children's Insurance Rider
This rider provides insurance on the primary insured's children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption. The coverage for any insured child will terminate on the Monthiversary following that child's 25th birthday (or that child's death, if sooner).

Our minimum face amount for this rider is $5,000 and the maximum face amount is $20,000. We will pay a death benefit once we receive proof, in good order, at our mailing address that the insured child died while the rider was in force for that child. At each insured child's age 25, this rider may be converted to a new policy for up to five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.
Accidental Death Benefit Rider
Available to primary insureds issue ages 15 to 59 years; our current minimum specified amount for this rider is $10,000. The maximum specified amount available for this rider is the lesser of: (i) $150,000 or (ii) 150% of the Policy's specified amount.

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:
•	The death is caused by external, violent, and accidental means.
•	The death occurs within 90 days of the accident.
•	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	The Policy anniversary on or following the primary insured's 70th birthday; or
•	The date the Policy terminates; or
•	The effective date of the Extended Term Insurance Benefit, if elected; or
•	The Monthiversary when this rider is terminated upon the owner's written request.

Disability Waiver of Monthly Deductions Rider
Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider.

Before we waive any monthly deductions, we must receive proof, in good order, at our mailing address that:

•	The primary insured is totally disabled.
•	The primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday.
•	The primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider.  While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value, minus loans and accrued loan interest remains positive.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The Policy anniversary on or following the primary insured's 60th birthday, unless the primary insured is totally disabled; or
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The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured's 60th birthday); or

	•	The date the Policy terminates; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when this rider terminates upon the owner's written request.

If we are paying benefits under the rider on the Policy anniversary after the insured's 60th birthday, then the rider will not terminate and benefits will continue until the date the primary insured is no longer totally disabled.
Disability Waiver of Premium Rider
Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider.  The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the Guideline Premium Test. We will allocate the resulting net premium into the Policy's cash value. You may purchase this rider if the primary insured's issue age is between 15 and 55 years. This rider is not available in combination with the Disability Waiver of Monthly Deductions Rider.

  Before paying a benefit, we must receive proof, in good order, at our mailing address that:

•	The primary insured is totally disabled.
•	The primary insured became totally disabled before the Policy anniversary on or following the primary insured's 60th birthday.
•	The primary insured's total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider.  We will apply the benefit each month on the Monthiversary.  We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The Policy anniversary on or following the primary insured's 60th birthday, unless the primary insured is totally disabled; or
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The later of the date of recovery from disability or the Policy anniversary on or following the insured's 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured's 60th birthday); or

	•	The date the Policy terminates; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when this rider terminates upon the owner's written request.
Terminal Illness Accelerated Death Benefit Rider
This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the primary insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a single-sum benefit equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater) ("discount factor"); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR Plus in force.

A single-sum benefit may not exceed $500,000.

You elect the election percentage. It may not be greater than 100%.

The rider terminates at the earliest of:

•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single-sum benefit.
•	The effective date of the Extended Term Insurance Benefit, if elected.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%.  Because 6% is greater than 3% the interest rate that will be used to discount the single sum benefit is 6%. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is ($400,000 x 0.50/1.06) – ($10,000 x 0.50).  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values , including the loan balance, will be reduced by 50%.

Note: Before adding this rider to a Policy or requesting payout under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.
Inflation Fighter Rider Level Premium
This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability.  The rider is available only at issue of the Policy for issue ages 0-65, and only if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider.  You must elect this rider on the application.  The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	The Policy's initial specified amount must be less than $1,000,000.
	•	Any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop.
	•	Any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.
	•	If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop.
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Future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider.  Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date.

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The Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount.  Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider.

	•	The no lapse guarantee for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider.
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Each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated.

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 Scheduled annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, the insured's issue age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the insured's issue age at Policy issue and the duration of the Policy at the time of the increase.

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Banding of specified amounts for purposes of applying cost of insurance rates is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider.  The resulting cost of insurance rates, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider.

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Any requested decreases in specified amount are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of the following:

	•	The processing date of a requested decrease in the specified amount of the Policy.
	•	The date an automatic increase, under the terms of the rider, is declined by the owner.
	•	The day following the 20th anniversary of the Policy.
	•	A cash withdrawal from the Policy.
	•	Any change in death benefit option.
	•	The date the primary insured dies.
	•	The date the Policy terminates for any reason other than the death of the primary insured.
	•	The effective date of the Extended Term Insurance Benefit, if elected.
	•	The date we receive your written request at our mailing address to terminate the Policy or the rider.

Under the rider, the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each Policy anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be canceled.

Additional Information
Unclaimed and Abandoned Property
 Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order
We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents, if applicable) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
Sale of the Policies
Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI , for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including Transamerica Financial Advisors, Inc. ("TFA"), may also be paid commissions and overrides to "wholesale" the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 201 5 was, on average, 54 % of all premiums paid during the first Policy year, plus 3% of all premiums paid during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount.  Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by rules of the Financial Industry Regulatory Authority ("FINRA") , Transamerica Financial, TFA, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements   are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm's internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about the compensation your sales representative and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Financial's main distribution channel is TFA, an affiliate, which sells Transamerica Financial products.  Transamerica Financial covers the cost of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA.  These facilities and services are necessary for TFA's administration and operation, and Transamerica Financial is compensated by TFA for these expenses based on TFA's usage.  In addition, Transamerica Financial and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their supervisors at certain affiliated firms may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties, to assist a firm or representative in connection with systems, operating, marketing, and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, supervisors and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, certain sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (Transamerica Financial's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by the representatives may be matched by the firm.  Certain sales representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amountsin order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  Special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.
These s pecial compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same at all selling firms and may be based on past sales of the Policies or other criteria . Overrides were offered for certain products as incentives to our affiliate, TFA ,   in 201 5 .

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Cyber   Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because o ur variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners , our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g. hardware and software malfunctions) a nd cyber‑attack s . These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service , attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and c yber-attacks affecting us, any third party administrator, the underlying f und portfolio s, intermediaries and other affiliated or third-party service provide r s may adversely affect us and your Policy cash v alue. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or transactions with the underlying f und portfolio s; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying f und portfolio s invest, which may cause the underlying f und portfolio s available under the Policy to lose value. There can be no assurance that we, the underlying f und portfolio s or our service providers will avoid losses affecting your Policy that result from cyber‑attacks or information security breaches in the future .

Legal Proceedings
 We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations had been or will have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida 33716 -1294 . Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other requests).  Our administrative office serves as the recipient of all website (www.tflic.com/ny), facsimile and telephonic transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.  Please do not send any checks, claims, or correspondence or notices to this address; send them to the mailing address (see below).

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder IISM variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death.  We will reduce the death benefit proceeds by the amount of any outstanding loan, including any accrued loan interest and, if the insured dies during the grace period, any charges that are due and unpaid.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents),  so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

home office	Our home office address is 440 Mamaroneck Avenue, Harrison, New York 10528 -2418 . Please do not send any money, correspondence or notices to this office; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

indebtedness	Outstanding loan amounts plus any accrued interest at the time your Policy lapsed.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age
The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy's specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured's age on his or her birthday on or prior to the date that the increase in specified amount takes effect.  This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough net surrender value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499 -0001 .  All premium payments and loan repayments made by check, and all claims, correspondence and notices must be sent to this address.

maximum fixed account value
The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium
The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to the Policy, all of which are deducted from the Policy's cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge as of such date and minus any outstanding loan amount and accrued loan interest as of such date.

no lapse date
For a Policy with issue ages 0‑60, the no lapse date is either the anniversary on which the insured's attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy with issue ages 61‑85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date
The date, generally, when our underwriting process is complete and full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right.  The reallocation date is the later of the Policy date or the record date, plus fifteen days.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as "face amount" in riders)
The initial specified amount of life insurance that you have selected shown on the Base Policy's schedule page that you receive when the Policy is issued. The in force specified amount is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge
If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for normal trading.  Transamerica Financial is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Transamerica Financial is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company (Transamerica Financial)	Transamerica Financial Life Insurance Company.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine we need to take the action you request; and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDIXES A-1, A-1 (A) , B-1 & C-1

FOR POLICIES APPLIED FOR ON or AFTER NOVEMBER 18, 2008
(BASED ON THE 2001 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix A-1
Surrender Charge Per Thousand of Specified Amount Layer
(Based on the sex and underwriting class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
0	12.08			11.58
1	12.17			11.66
2	12.28			11.77
3	12.41			11.88
4	12.56			11.99
5	12.72			12.11
6	12.88			12.24
7	13.05			12.39
8	13.23			12.52
9	13.42			12.68
10	13.62			12.84
11	13.84			13.01
12	14.05			13.19
13	14.29			13.37
14	14.53			13.57
15	14.77			13.78
16	15.03			13.98
17	15.29			14.21
18		15.56	13.98		14.44	13.12
19		15.82	14.16		14.69	13.30
20		16.10	14.37		14.94	13.47
21		16.39	14.57		15.20	13.67
22		16.70	14.79		15.49	13.87
23		17.01	15.03		15.78	14.08
24		17.34	15.27		16.09	14.31
25		17.69	15.54		16.42	14.54
26		18.05	15.82		16.76	14.78
27		18.38	16.05		17.06	14.99
28		18.78	16.35		17.43	15.25
29		19.21	16.68		17.83	15.55
30		19.59	16.95		18.19	15.79
31		20.08	17.32		18.64	16.11
32		20.60	17.71		19.11	16.45
33		21.15	18.13		19.61	16.80
34		21.67	18.52		20.06	17.11
35		22.29	18.99		20.60	17.51
36		22.89	19.42		21.12	17.86
37		23.58	19.93		21.72	18.30
38		24.27	20.44		22.29	18.70
39		25.05	21.03		22.98	19.19

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
40		26.12	21.79		23.88	19.80
41		26.88	22.47		24.66	20.35
42		27.50	23.12		25.43	20.88
43		28.21	23.87		26.30	21.51
44		28.91	24.61		26.93	22.11
45		30.00	25.46		27.92	22.81
46		30.84	26.35		28.67	23.55
47		31.72	27.30		29.46	24.33
48		32.64	28.16		30.29	25.15
49		33.63	28.94		31.16	26.03
50		34.82	29.85		32.20	26.95
51		35.96	30.74		33.18	27.91
52		37.18	31.69		34.20	28.66
53		38.47	32.69		35.28	29.44
54		39.84	33.77		36.41	30.28
55		41.76	35.31		38.04	31.52
56		43.27	36.52		39.29	32.46
57		44.85	37.79		40.61	33.45
58		46.53	39.15		42.00	34.48
59		48.34	40.62		43.43	35.58
60		50.31	42.19		44.94	36.74
61		52.33	43.88		46.54	37.97
62		54.45	45.68		48.23	39.27
63		56.67	47.59		50.01	40.65
64		57.00	49.61		51.91	42.13
65		57.00	51.74		53.94	43.70
66		57.00	53.99		56.09	45.38
67		57.00	56.40		57.00	47.18
68		57.00	57.00		57.00	49.10
69		57.00	57.00		57.00	51.16
70		57.00	57.00		57.00	53.45
71		57.00	57.00		57.00	55.82
72		57.00	57.00		57.00	57.00
73		57.00	57.00		57.00	57.00
74		57.00	57.00		57.00	57.00
75		57.00	57.00		57.00	57.00
76		57.00	57.00		57.00	57.00
77		57.00	57.00		57.00	57.00
78		57.00	57.00		57.00	57.00
79		57.00	57.00		57.00	57.00
80		57.00	57.00		57.00	57.00
81		57.00	57.00		57.00	57.00
82		56.73	57.00		57.00	57.00
83		56.55	57.00		57.00	57.00
84		56.35	56.74		57.00	57.00
85		56.14	56.54		57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix A-1 (A)

Surrender Charge Factors

	Factor for Issue Ages
End of Policy Year*	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.99
1	1.00	0.98	0.97	0.96	0.94	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*	The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $16.95. This is multiplied by the surrender charge factor of 0.68.

The surrender charge	=	The surrender charge per $1,000 ($16.95)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor 0.68
	=	$1,152.60

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix B-1
Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium.  These are based on a female, issue age 30, Preferred Elite underwriting class with an initial specified amount of $300,000.

The chart below shows the base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.
Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	30	300,000	4,737
2	31	310,590	4,671
3	32	321,554	4,511
4	33	332,905	4,254
5	34	344,657	3,897
6	35	356,823	3,436
7	36	369,419	2,866
8	37	382,459	2,280
9	38	395,960	1,676
10	39	409,937	1,290
11	40	424,408	1,363
12	41	439,390	1,430
13	42	454,900	1,516
14	43	470,958	1,610
15	44	487,583	1,710
16	45	504,795	1,817
17	46	522,614	1,937
18	47	541,062	2,063
19	48	560,161	2,199
20	49	579,935	2,343
21	50	600,407	2,501
22	51	600,407	2,104
23	52	600,407	1,733
24	53	600,407	1,347
25	54	600,407	983
26	55	600,407	674
27	56	600,407	397
28	57	600,407	189
29	58	600,407	55
30	59	600,407	0

Current Surrender Charge with Inflation Fighter Rider
Dollars
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
30
32
34
36
38
40
42
44
46
48
50
52
54
56
58
Attained Age

The chart below shows the current base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase.  The base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11, then increases until the end of year 21.  After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	30	300,000	360
2	31	310,590	373
3	32	321,554	386
4	33	332,905	399
5	34	344,657	415
6	35	356,823	431
7	36	369,419	449
8	37	382,459	468
9	38	395,960	489
10	39	409,937	511
11	40	424,408	175
12	41	439,390	188
13	42	454,900	202
14	43	470,958	218
15	44	487,583	234
16	45	504,795	251
17	46	522,614	267
18	47	541,062	284
19	48	560,161	299
20	49	579,935	316
21	50	600,407	331
22	51	600,407	305
23	52	600,407	277
24	53	600,407	249
25	54	600,407	217
26	55	600,407	184
27	56	600,407	149
28	57	600,407	114
29	58	600,407	77
30	59	600,407	39
31	60	600,407	0

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix C-1
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first illustration that follows is based on a Policy for an insured who is a 30 year old female in the Preferred Elite underwriting class (the "representative insured"), annual premium paid on the first day of each Policy year of $2,250, a $300,000 initial specified amount and death benefit Option A and using the Guideline Premium Life Insurance Compliance Test.  That illustration also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges for a Policy.  The guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)
The daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years.  We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so.  We guarantee that this charge will be no more than 0.90% annually for all Policy years;

(2)
Estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.17% of the portfolios' gross average daily net assets.  The 1.17% gross average portfolio expense level assumes an equal allocation of amounts among the 66 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 201 5 for the portfolios to calculate the gross average annual expense level;

(3)
The premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)
The surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently assessing such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges and other charges, the portfolios' expense ratios and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured's age, sex , risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover, "Inquiries.")

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008
TFLIC FREEDOM ELITE BUILDER II
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30
Specified Amount   $300,000                                                                                                                              Preferred Elite Class
Annual Premium                                         $2,250                                                                                                  Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	300,000	300,000	300,000	1,502	1,612	1,685
2	300,000	300,000	300,000	2,965	3,280	3,497
3	300,000	300,000	300,000	4,392	5,007	5,447
4	300,000	300,000	300,000	5,780	6,793	7,542
5	300,000	300,000	300,000	7,127	8,638	9,793
6	300,000	300,000	300,000	8,433	10,543	12,209
7	300,000	300,000	300,000	9,698	12,509	14,806
8	300,000	300,000	300,000	10,925	14,542	17,599
9	300,000	300,000	300,000	12,137	16,669	20,629
10	300,000	300,000	300,000	13,343	18,900	23,923
15	300,000	300,000	300,000	21,097	33,972	47,653
20	300,000	300,000	300,000	28,244	52,915	83,751
25	300,000	300,000	300,000	34,793	77,111	139,692
30 (Age 60)	300,000	300,000	301,688	40,044	107,079	225,140
35 (Age 65)	300,000	300,000	433,970	43,650	144,338	355,713
40 (Age 70)	300,000	300,000	642,784	45,069	191,074	554,124
45 (Age 75)	300,000	300,000	915,854	42,870	250,465	855,938
50 (Age 80)	300,000	343,737	1,381,546	33,218	327,369	1,315,758
55 (Age 85)	300,000	445,094	2,110,631	8,928	423,899	2,010,125
60 (Age 90)	*	570,454	3,204,661	*	543,290	3,052,058
65 (Age 95)	*	700,830	4,679,676	*	693,891	4,633,342
70 (Age 100)	*	890,441	7,087,042	*	890,441	7,087,042

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)	End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	-	-	-	20	28,244	52,915	83,751
2	-	-	-	25	34,793	77,111	139,692
3	223	838	1,278	30 (Age 60)	40,044	107,079	225,140
4	2,038	3,051	3,800	35 (Age 65)	43,650	144,338	355,713
5	3,906	5,417	6,571	40 (Age 70)	45,069	191,074	554,124
6	5,828	7,937	9,604	45 (Age 75)	42,870	250,465	855,938
7	7,803	10,614	12,911	50 (Age 80)	33,218	327,369	1,315,758
8	9,740	13,358	16,415	55 (Age 85)	8,928	423,899	2,010,125
9	11,663	16,195	20,155	60 (Age 90)	*	543,290	3,052,058
10	13,343	18,900	23,923	65 (Age 95)	*	693,891	4,633,342
15	21,097	33,972	47,653	70 (Age 100)	*	890,441	7,087,042

* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008
TFLIC FREEDOM ELITE BUILDER II
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30
Specified Amount   $300,000                                                                                                                            Preferred Elite Class
Annual Premium                                       $2,250                                                                                                  Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	300,000	300,000	300,000	1,499	1,609	1,683
2	300,000	300,000	300,000	2,934	3,247	3,464
3	300,000	300,000	300,000	4,330	4,941	5,378
4	300,000	300,000	300,000	5,650	6,652	7,393
5	300,000	300,000	300,000	6,926	8,415	9,553
6	300,000	300,000	300,000	8,157	10,227	11,864
7	300,000	300,000	300,000	9,343	12,091	14,340
8	300,000	300,000	300,000	10,489	14,014	16,997
9	300,000	300,000	300,000	11,597	15,999	19,854
10	300,000	300,000	300,000	12,668	18,048	22,922
15	300,000	300,000	300,000	19,126	31,285	44,284
20	300,000	300,000	300,000	23,943	46,332	74,665
25	300,000	300,000	300,000	26,392	62,789	117,831
30 (Age 60)	300,000	300,000	300,000	25,608	80,197	180,070
35 (Age 65)	300,000	300,000	332,179	20,739	98,299	272,278
40 (Age 70)	300,000	300,000	471,906	9,821	116,345	406,816
45 (Age 75)	*	300,000	644,129	*	132,239	601,990
50 (Age 80)	*	300,000	931,488	*	141,971	887,131
55 (Age 85)	*	300,000	1,358,569	*	134,549	1,293,876
60 (Age 90)	*	300,000	1,956,506	*	77,569	1,863,339
65 (Age 95)	*	*	2,712,930	*	*	2,686,070
70 (Age 100)	*	*	3,946,935	*	*	3,946,935

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)	End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	-	-	-	20	23,943	46,332	74,665
2	-	-	-	25	26,392	62,789	117,831
3	162	772	1,209	30 (Age 60)	25,608	80,197	180,070
4	1,908	2,910	3,651	35 (Age 65)	20,739	98,299	272,278
5	3,705	5,193	6,331	40 (Age 70)	9,821	116,345	406,816
6	5,552	7,621	9,259	45 (Age 75)	*	132,239	601,990
7	7,448	10,197	12,445	50 (Age 80)	*	141,971	887,131
8	9,304	12,830	15,813	55 (Age 85)	*	134,549	1,293,876
9	11,124	15,526	19,380	60 (Age 90)	*	77,569	1,863,339
10	12,668	18,048	22,922	65 (Age 95)	*	*	2,686,070
15	19,126	31,285	44,284	70 (Age 100)	*	*	3,946,935

 *In the absence of an additional payment, the Policy would lapse.

APPENDIXES A-2 & A-2 (A)

FOR POLICIES APPLIED FOR BEFORENOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix A-2
Surrender Charge Per Thousand of Specified Amount Layer
(Based on the sex and underwriting class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Male/Female Juvenile	Female Tobacco	Female Non-Tobacco
0	N/A	N/A	16.46	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21		12.88	12.21
19	13.05	12.38		13.05	12.38
20	13.22	12.54		13.22	12.54
21	13.83	12.82		13.50	12.82
22	14.06	13.05		13.72	13.05
23	14.34	13.33		14.00	13.33
24	14.56	13.55		14.56	13.55
25	15.18	13.83		14.84	13.83
26	15.71	14.70		15.37	14.37
27	16.23	15.24		15.90	14.90
28	16.70	15.70		16.70	15.37
29	17.54	16.55		17.21	16.22
30	18.04	17.06		17.71	16.73
31	18.97	17.67		18.32	17.34
32	19.51	18.54		19.19	18.22
33	20.42	19.14		19.78	18.81
34	21.27	19.67		20.63	19.35
35	21.84	20.56		21.20	20.25
36	22.45	20.90		21.83	20.59
37	23.09	21.59		22.49	20.98
38	23.86	22.11		22.69	21.52
39	24.60	22.61		23.18	21.76

Issue	Male	Male	Female	Female
Age	Tobacco	Non-Tobacco	Tobacco	Non-Tobacco

40	24.60	22.61	23.18	21.76
41	25.92	23.80	24.33	22.75
42	27.76	25.39	26.18	24.33
43	29.79	26.88	27.86	25.47
44	32.08	28.61	28.50	26.25
45	34.14	29.64	29.47	27.05
46	35.80	30.43	30.18	27.77
47	36.91	31.27	30.93	28.43
48	38.08	32.16	31.71	29.12
49	39.32	33.10	32.54	29.85
50	40.85	34.22	33.60	30.76
51	42.27	35.30	34.53	31.59
52	43.77	36.44	35.53	32.47
53	45.37	37.66	36.57	33.40
54	47.06	38.96	37.67	34.38
55	48.98	40.58	38.96	35.62
56	50.85	42.06	40.18	36.73
57	52.82	43.62	41.47	37.91
58	54.91	45.30	42.85	39.18
59	57.14	47.09	44.33	40.53
60	60.00	49.30	46.28	42.23
61	60.00	51.37	48.02	43.82
62	60.00	53.59	49.92	45.54
63	60.00	55.98	51.95	47.39
64	60.00	58.52	54.10	49.36
65	60.00	60.00	56.37	51.45
66	60.00	60.00	58.76	53.67
67	60.00	60.00	60.00	56.04
68	60.00	60.00	60.00	58.58
69 and over	60.00	60.00	60.00	60.00

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix A-2 (A)
Surrender Charge Factors

	Factor for Issue Ages
End of Policy Year*	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.95	0.95	0.94	0.92	0.91	0.91	0.89
2	0.95	0.91	0.90	0.89	0.89	0.89	0.88	0.87	0.84
3	0.87	0.85	0.84	0.84	0.84	0.84	0.84	0.84	0.80
4	0.78	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0
*	The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of 0.68.

The surrender charge	=	The surrender charge per $1,000 ($17.06)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.68)
	=	$1,160.08

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative or send it to our mailing address at:,

Transamerica Financial
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499 -0001
1-800-322-7353
Facsimile:   1-727-299-1620
(Monday ‑ Friday from 8:30 a.m. ‑ 7:00 p.m. Eastern Time)
www.tflic.com/ny

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549 -2001 . The Registrant's file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Industry Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-113442/811-08878

05/201 6

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 6

STATEMENT OF ADDITIONAL INFORMATION

TFLIC FREEDOM ELITE BUILDER® II
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528 -2418

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727-299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.tflic.com/ny
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 -0001

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder® II flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company ("TFLIC" or "Transamerica Financial") . You may obtain a copy of the prospectus dated May 1, 201 6 , by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time), or by writing to our mailing address at, Transamerica Financial , 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 -0001 .  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust - Initial Class, Fidelity Variable Insurance Products – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

AG13001-05/201 6

Table of Contents

The Policy – General Provisions	1
Ownership Rights	1
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age or Gender	2
Modifying the Policy	2
Mixed and Shared Funding	2
Addition, Deletion, or Substitution of Portfolios	3
Death Benefit	3
Additional Information	4
Additional Information about Transamerica Financial and the Separate Account	4
Legal Matters	4
Personalized Illustrations of Policy Benefits	4
Sale of the Policies	5
Reports to Owners	5
Records	5
Independent Registered Public Accounting Firm	5
Experts	6
Underwriters	6
Underwriting Standards	6
Performance Data	6
Other Performance Data in Advertising Sales Literature	6
Transamerica Financial's Published Ratings	7
Financial Statements	7
TFLIC Series Life Account	S-1
Transamerica Financial Life Insurance Company	G-1

i

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Financial and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us, in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

1

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.
A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider Level Premium), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud,   we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.  For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any monthly per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue. Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund's board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies ("material conflicts").  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise. Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account's investment in that fund's portfolios (the "participation agreement"). The participation agreement contains provisions designed to protect owners in the event of material conflicts.

2

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that have a disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders' meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund's response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account's investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica Financial will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolio for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as "life insurance" under the federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the "guideline premium" test or the "cash value accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Internal Revenue Code.

3

The "guideline premium" test limits the dollar amount of payments you may make under a Policy.
There are no legal limits on the amount of premium payments under the "cash value accumulation" test , although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the "guideline premium" and the "cash value accumulation" tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured's death by a limitation percentage for the insured's age. Under the cash value accumulation test, the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.
Additional Information

Additional Information about Transamerica Financial and the Separate Account

 Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947.  It is engaged in the sale of life and health insurance and annuity policies.  The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded.  Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.  The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company.  Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Transamerica Financial established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Financial, as well as for other purposes permitted by law. The separate account is registered with the Securities Exchange Commission, or SEC, as a unit investment trust under the Investment Company Act of 1940 , or 1940 Act, and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Financial holds the assets of the separate account physically segregated and apart from the general account. Transamerica Financial maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Financial . A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Arthur D. Woods, Esq., Vice President of Transamerica Financial.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

4

Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate , Transamerica Capital, Inc. ("TCI") serves as principal underwriter for the Policies. TCI's home office is located at 1801 California Street , Suite 52 00, Denver, Colorado 802 02 . TCI is an affiliate of Transamerica Financial and, like Transamerica Financial, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority ("FINRA").  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.
During fiscal year 201 5 , 201 4 and 201 3 , the amounts paid to TCI in connection with all Policies sold through the separate account were $608,477.91, $623,027.97, and $650,620.70,   respectively.  TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions.   Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. ("TFA") may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi‑annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the TFLIC Series Life Account as of December 31, 2015 and for the years ended December 31, 2015 and 2014, and the statutory-basis financial statements and schedules of  Transamerica Financial Life Insurance Company as of December 31, 2015 and 2014 and for the two years ended December 31, 2015 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,
One North Wacker Drive
Chicago, IL 60606

The statutory-basis statement of operations, changes in capital and surplus and cash flow of Transamerica Financial Life Insurance Company for the year ended December 31, 2013, appearing here in, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

5

Experts

Actuarial matters included in this SAI have been examined by Randall C. Wright, Assistant Vice President and Actuary of Transamerica Financial, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.
Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge is based on a number of factors, including, but not limited to,   the insured's sex , issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any requested increase in specified amount, and underwriting class. We currently place insureds into the following underwriting classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test.  We also place insureds in various sub‑standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.
Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment Fund ; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

6

Transamerica Financial's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.
  Financial Statements

Transamerica Financial's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Financial's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Financial's statutory-basis financial statements and schedules at December 31, 201 5 and 201 4 and for each of the three years in the period ended December 31, 201 5 , have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account's financial statements for the period ended December 31, 201 5 , which included the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

7

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of
TFLIC Series Life Account of
Transamerica Financial Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of TFLIC Series Life Account (the "Separate Account") sponsored by Transamerica Financial Life Insurance Company at December 31, 2015, the results of its operations for each of the periods indicated and the changes in its net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodians, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 28, 2016

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2015

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Wealth Strategy Class B Shares	6,812.793	$75,473	$74,055	$1	$74,056	4,118	$17.354454	$18.283140
Access VP High Yield	1,465.505	42,135	40,316	(69)	40,247	2,393	16.730276	16.971769
American Funds - Growth Class 2 Shares	12.823	850	868	-	868	74	1.156553	11.706204
American Funds - Growth-Income Class 2 Shares	17.433	851	785	-	785	71	1.091049	11.036080
American Funds - International Class 2 Shares	37.359	757	673	-	673	73	0.916841	9.280985
Fidelity® VIP Contrafund® Service Class 2	17,356.235	486,386	577,268	(13)	577,255	26,961	21.403941	21.460999
Fidelity® VIP Equity-Income Service Class 2	17,263.463	360,988	345,960	(2)	345,958	19,489	17.744983	17.792298
Fidelity® VIP Growth Opportunities Service Class 2	8,562.476	202,690	268,862	9	268,871	18,088	14.853379	14.892983
Fidelity® VIP Index 500 Service Class 2	6,658.764	1,349,101	1,360,053	(18)	1,360,035	64,845	20.437759	22.626217
Franklin Founding Funds Allocation Class 4 Shares	9,137.829	74,186	62,777	(1)	62,776	3,464	17.394764	18.325696
ProFund VP Asia 30	4,281.185	230,571	203,228	(40)	203,188	22,274	7.865366	15.360212
ProFund VP Basic Materials	1,064.395	60,346	51,102	(13)	51,089	5,646	8.744437	16.445321
ProFund VP Bull	98.823	3,498	4,009	1	4,010	235	15.650157	20.179952
ProFund VP Consumer Services	2,691.412	143,907	160,677	3	160,680	6,745	22.333119	31.086037
ProFund VP Emerging Markets	3,550.338	81,013	66,959	2	66,961	12,293	5.378120	11.247336
ProFund VP Europe 30	615.672	14,406	12,246	(4)	12,242	1,303	8.059296	13.020719
ProFund VP Falling U.S. Dollar	1,957.566	43,483	42,773	(6)	42,767	6,673	6.385530	7.012782
ProFund VP Financials	5,804.818	141,689	179,659	(11)	179,648	17,061	10.043542	16.449421
ProFund VP International	1,089.125	22,474	21,183	(8)	21,175	2,260	7.962022	13.344117
ProFund VP Japan	6,469.135	74,690	70,708	(10)	70,698	6,911	10.199724	16.063155
ProFund VP Mid-Cap	8,183.912	263,785	241,098	(4)	241,094	15,909	14.889779	22.342857
ProFund VP Money Market	278,818.090	278,818	278,818	-	278,818	28,529	9.001539	10.009796
ProFund VP NASDAQ-100	10,195.103	324,839	331,953	(6)	331,947	12,696	25.527217	29.818450
ProFund VP Oil & Gas	8,238.621	334,817	259,681	(42)	259,639	31,592	7.233027	10.928255
ProFund VP Pharmaceuticals	8,822.081	341,556	348,208	(8)	348,200	16,300	20.271887	23.972496
ProFund VP Precious Metals	18,639.287	299,660	224,417	1	224,418	92,616	2.194507	5.329964
ProFund VP Short Emerging Markets	1,217.794	16,543	17,098	1	17,099	3,774	3.099211	5.440943
ProFund VP Short International	276.523	3,462	3,517	(1)	3,516	769	2.981453	4.601744
ProFund VP Short NASDAQ-100	336.665	5,855	5,723	-	5,723	3,368	1.535498	2.032027
ProFund VP Short Small-Cap	2,021.298	37,218	39,031	(6)	39,025	17,420	1.747056	2.348706
ProFund VP Small-Cap	3,117.675	103,685	92,034	3	92,037	6,164	14.714422	20.261210
ProFund VP Small-Cap Value	1,805.281	74,993	64,810	(10)	64,800	4,294	14.838603	20.173318
ProFund VP Telecommunications	4,812.235	40,240	40,952	2	40,954	2,621	12.232757	16.105736
ProFund VP U.S. Government Plus	2,151.659	49,160	48,950	(2)	48,948	3,141	14.047046	15.996774
ProFund VP UltraNASDAQ-100	3,897.679	259,052	271,629	(3)	271,626	10,816	24.629097	25.375291
ProFund VP UltraSmall-Cap	2,017.794	40,696	36,441	(1)	36,440	2,159	14.117232	31.961752
ProFund VP Utilities	1,243.307	47,618	49,272	(6)	49,266	3,488	12.951091	17.212637
TA AB Dynamic Allocation Initial Class	3,651.352	30,180	34,359	(7)	34,352	2,007	15.435780	17.454374
TA Aegon High Yield Bond Initial Class	33,490.207	272,081	241,799	(2)	241,797	12,382	17.690312	19.983679
TA Aegon Money Market Initial Class	737,614.750	737,615	737,615	6	737,621	65,602	9.024321	11.705647
TA Aegon U.S. Government Securities Initial Class	6,276.466	76,441	74,376	-	74,376	5,076	12.003423	15.088299
TA Asset Allocation - Conservative Initial Class	58,130.373	601,669	590,023	(1)	590,022	34,987	15.316711	17.259327
See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2015
Subaccount	Number of Shares	Cost	Assets at Market Value	Due(to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Asset Allocation - Growth Initial Class	1,775,224.450	$16,548,922	$19,403,203	$(19)	$19,403,184	1,058,763	$17.534398	$18.499917
TA Asset Allocation - Moderate Initial Class	407,785.913	4,458,798	4,575,358	(14)	4,575,344	256,779	16.204985	18.176159
TA Asset Allocation - Moderate Growth Initial Class	1,628,233.276	18,407,411	19,473,670	(4)	19,473,666	1,065,773	17.161447	18.508778
TA Barrow Hanley Dividend Focused Initial Class	64,724.282	1,242,888	1,299,016	(7)	1,299,009	60,175	18.781014	23.018679
TA BlackRock Global Allocation Initial Class	22,415.035	214,187	184,476	-	184,476	16,237	11.113941	11.532062
TA BlackRock Tactical Allocation Initial Class	70,150.777	757,389	687,478	-	687,478	56,108	11.933895	12.382784
TA Clarion Global Real Estate Securities Initial Class	86,438.075	1,040,517	1,070,968	(1)	1,070,967	34,483	19.279220	39.583770
TA International Moderate Growth Initial Class	130,571.810	1,154,626	1,223,458	(5)	1,223,453	109,012	10.971147	15.591720
TA Janus Balanced Initial Class	13,396.868	156,013	176,571	(55)	176,516	13,517	12.665315	13.326648
TA Jennison Growth Initial Class	50,404.506	535,073	544,369	(2)	544,367	27,257	19.331304	20.215887
TA JPMorgan Core Bond Initial Class	41,990.842	543,878	538,743	-	538,743	30,115	13.212943	20.892773
TA JPMorgan Enhanced Index Initial Class	11,086.740	197,388	187,699	(1)	187,698	8,697	20.734196	23.119725
TA JPMorgan Mid Cap Value Initial Class	17,182.295	303,080	350,691	-	350,691	12,169	25.309091	32.260152
TA JPMorgan Tactical Allocation Initial Class	87,630.733	1,152,518	1,208,428	1	1,208,429	62,748	12.757067	22.541311
TA Managed Risk - Balanced ETF Initial Class	5,299.831	63,953	58,881	(2)	58,879	4,544	12.752084	15.617707
TA Managed Risk - Conservative ETF Initial Class	9.329	108	108	-	108	11	1.023956	10.280333
TA Managed Risk - Growth ETF Initial Class	24,179.793	254,444	227,532	(7)	227,525	17,065	12.714177	17.311306
TA MFS International Equity Initial Class	190,063.592	1,415,502	1,531,913	(3)	1,531,910	114,712	11.118065	17.152814
TA Morgan Stanley Capital Growth Initial Class	138,849.039	1,902,460	2,225,750	(4)	2,225,746	74,692	24.986681	31.517708
TA Morgan Stanley Mid-Cap Growth Initial Class	298,101.948	9,171,515	8,451,190	(52)	8,451,138	409,143	18.857359	25.331781
TA Multi-Managed Balanced Initial Class	76,462.938	970,592	1,002,429	(4)	1,002,425	44,237	21.558859	23.151493
TA PIMCO Tactical - Balanced Initial Class	11,805.656	132,956	133,758	1	133,759	11,086	11.593350	12.334818
TA PIMCO Tactical - Conservative Initial Class	14,200.145	154,480	156,912	-	156,912	13,757	11.130135	11.841999
TA PIMCO Tactical - Growth Initial Class	32,829.309	362,734	361,451	2	361,453	31,032	11.232054	11.950481
TA PIMCO Total Return Initial Class	29,369.601	339,555	326,296	2	326,298	21,361	13.754473	16.983071
TA QS Investors Active Asset Allocation - Conservative Initial Class	2,847.928	30,534	28,992	-	28,992	2,627	10.808455	11.330188
TA QS Investors Active Asset Allocation - Moderate Initial Class	7,496.880	86,175	79,617	1	79,618	7,096	10.925006	11.452401
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	112,133.520	1,173,505	1,140,398	-	1,140,398	101,916	10.922872	11.450193
TA Systematic Small/Mid Cap Value Initial Class	235,872.259	4,853,875	4,519,312	(41)	4,519,271	150,483	27.081257	30.350441
TA T. Rowe Price Small Cap Initial Class	98,309.340	1,488,630	1,361,584	(2)	1,361,582	46,991	28.692137	31.175387
TA Torray Concentrated Growth Initial Class	14,267.152	292,120	240,116	(1)	240,115	9,827	23.621724	24.886075
TA WMC US Growth Initial Class	650,700.474	17,605,654	15,428,108	(18)	15,428,090	688,881	21.412764	23.930818
See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	AB Balanced Wealth Strategy Class B Shares	Access VP High Yield	American Funds - Growth Class 2 Shares	American Funds - Growth-Income Class 2 Shares	American Funds - International Class 2 Shares
	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)

Net Assets as of January 1, 2014:	$ 23,668	$ 91,093	$ -	$ -	$ -

Investment Income:
Reinvested Dividends	638	3,037	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	273	767	-	-	-
Net Investment Income (Loss)	365	2,270	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,080	1,011	-	-	-
Realized Gain (Loss) on Investments	108	654	-	-	-
Net Realized Capital Gains (Losses) on Investments	4,188	1,665	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(3,015)	(2,601)	1	-	-
Net Gain (Loss) on Investment	1,173	(936)	1	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	1,538	1,334	1	-	-

Increase (Decrease) in Net Assets from Contract Transactions	3,103	(49,952)	30	-	20

Total Increase (Decrease) in Net Assets	4,641	(48,618)	31	-	20

Net Assets as of December 31, 2014:	$ 28,309	$ 42,475	$ 31	$ -	$ 20

Investment Income:
Reinvested Dividends	572	1,908	4	10	10
Investment Expense:
Mortality and Expense Risk and Administrative Charges	447	483	-	-	-
Net Investment Income (Loss)	125	1,425	4	10	10

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,610	728	14	93	35
Realized Gain (Loss) on Investments	(91)	(154)	(9)	(4)	-
Net Realized Capital Gains (Losses) on Investments	2,519	574	5	89	35
Net Change in Unrealized Appreciation (Depreciation)	(1,054)	(2,105)	17	(66)	(84)
Net Gain (Loss) on Investment	1,465	(1,531)	22	23	(49)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,590	(106)	26	33	(39)

Increase (Decrease) in Net Assets from Contract Transactions	44,157	(2,122)	811	752	692

Total Increase (Decrease) in Net Assets	45,747	(2,228)	837	785	653

Net Assets as of December 31, 2015:	$ 74,056	$ 40,247	$ 868	$ 785	$ 673
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2	Franklin Founding Funds Allocation Class 4 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 599,554	$ 349,304	$ 237,429	$ 516,891	$ 54,444

Investment Income:
Reinvested Dividends	4,531	9,601	16	12,498	1,734
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,499	3,244	2,225	6,492	553
Net Investment Income (Loss)	(968)	6,357	(2,209)	6,006	1,181

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,617	5,114	187	787	54
Realized Gain (Loss) on Investments	18,814	6,817	6,535	35,796	(940)
Net Realized Capital Gains (Losses) on Investments	31,431	11,931	6,722	36,583	(886)
Net Change in Unrealized Appreciation (Depreciation)	31,392	8,105	21,999	19,872	637
Net Gain (Loss) on Investment	62,823	20,036	28,721	56,455	(249)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,855	26,393	26,512	62,461	932

Increase (Decrease) in Net Assets from Contract Transactions	(26,464)	(9,525)	7,165	316,009	6,982

Total Increase (Decrease) in Net Assets	35,391	16,868	33,677	378,470	7,914

Net Assets as of December 31, 2014:	$ 634,945	$ 366,172	$ 271,106	$ 895,361	$ 62,358

Investment Income:
Reinvested Dividends	4,764	10,817	8	24,366	1,711
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,511	3,197	2,398	11,098	558
Net Investment Income (Loss)	(747)	7,620	(2,390)	13,268	1,153

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	56,980	33,770	27,196	592	98
Realized Gain (Loss) on Investments	39,291	4,621	60,093	86,125	(442)
Net Realized Capital Gains (Losses) on Investments	96,271	38,391	87,289	86,717	(344)
Net Change in Unrealized Appreciation (Depreciation)	(97,620)	(64,549)	(72,952)	(117,043)	(5,466)
Net Gain (Loss) on Investment	(1,349)	(26,158)	14,337	(30,326)	(5,810)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,096)	(18,538)	11,947	(17,058)	(4,657)

Increase (Decrease) in Net Assets from Contract Transactions	(55,594)	(1,676)	(14,182)	481,732	5,075

Total Increase (Decrease) in Net Assets	(57,690)	(20,214)	(2,235)	464,674	418

Net Assets as of December 31, 2015:	$ 577,255	$ 345,958	$ 268,871	$ 1,360,035	$ 62,776
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 218,314	$ 75,795	$ 2,489	$ 130,683	$ 91,623

Investment Income:
Reinvested Dividends	127	555	-	-	267
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,977	818	44	1,486	1,072
Net Investment Income (Loss)	(1,850)	(263)	(44)	(1,486)	(805)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	73	152	-
Realized Gain (Loss) on Investments	5,884	7,141	65	7,447	2,412
Net Realized Capital Gains (Losses) on Investments	5,884	7,141	138	7,599	2,412
Net Change in Unrealized Appreciation (Depreciation)	(11,365)	(9,144)	383	9,766	(10,067)
Net Gain (Loss) on Investment	(5,481)	(2,003)	521	17,365	(7,655)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,331)	(2,266)	477	15,879	(8,460)

Increase (Decrease) in Net Assets from Contract Transactions	(41,329)	(3,358)	2,553	7,092	10,017

Total Increase (Decrease) in Net Assets	(48,660)	(5,624)	3,030	22,971	1,557

Net Assets as of December 31, 2014:	$ 169,654	$ 70,171	$ 5,519	$ 153,654	$ 93,180

Investment Income:
Reinvested Dividends	618	512	-	-	767
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,207	569	47	1,479	740
Net Investment Income (Loss)	(1,589)	(57)	(47)	(1,479)	27

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,474	-	48	16,577	-
Realized Gain (Loss) on Investments	1,223	(1,484)	353	11,947	(12,698)
Net Realized Capital Gains (Losses) on Investments	12,697	(1,484)	401	28,524	(12,698)
Net Change in Unrealized Appreciation (Depreciation)	(38,929)	(9,180)	(452)	(22,341)	(4,093)
Net Gain (Loss) on Investment	(26,232)	(10,664)	(51)	6,183	(16,791)

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,821)	(10,721)	(98)	4,704	(16,764)

Increase (Decrease) in Net Assets from Contract Transactions	61,355	(8,361)	(1,411)	2,322	(9,455)

Total Increase (Decrease) in Net Assets	33,534	(19,082)	(1,509)	7,026	(26,219)

Net Assets as of December 31, 2015:	$ 203,188	$ 51,089	$ 4,010	$ 160,680	$ 66,961
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials	ProFund VP International	ProFund VP Japan
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 8,692	$ 71,427	$ 145,884	$ 17,831	$ 80,803

Investment Income:
Reinvested Dividends	139	-	304	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	266	107	1,467	166	173
Net Investment Income (Loss)	(127)	(107)	(1,163)	(166)	(173)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	1,565	6,987
Realized Gain (Loss) on Investments	1,717	(632)	4,309	61	6,770
Net Realized Capital Gains (Losses) on Investments	1,717	(632)	4,309	1,626	13,757
Net Change in Unrealized Appreciation (Depreciation)	(1,510)	(1,478)	15,100	(3,055)	(14,141)
Net Gain (Loss) on Investment	207	(2,110)	19,409	(1,429)	(384)

Net Increase (Decrease) in Net Assets Resulting from Operations	80	(2,217)	18,246	(1,595)	(557)

Increase (Decrease) in Net Assets from Contract Transactions	1,430	(57,887)	2,588	(489)	(54,988)

Total Increase (Decrease) in Net Assets	1,510	(60,104)	20,834	(2,084)	(55,545)

Net Assets as of December 31, 2014:	$ 10,202	$ 11,323	$ 166,718	$ 15,747	$ 25,258

Investment Income:
Reinvested Dividends	650	-	632	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	145	253	1,730	170	863
Net Investment Income (Loss)	505	(253)	(1,098)	(170)	(863)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(441)	(2,604)	11,149	(18)	(12,503)
Net Realized Capital Gains (Losses) on Investments	(441)	(2,604)	11,149	(18)	(12,503)
Net Change in Unrealized Appreciation (Depreciation)	(1,772)	772	(15,160)	(639)	312
Net Gain (Loss) on Investment	(2,213)	(1,832)	(4,011)	(657)	(12,191)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,708)	(2,085)	(5,109)	(827)	(13,054)

Increase (Decrease) in Net Assets from Contract Transactions	3,748	33,529	18,039	6,255	58,494

Total Increase (Decrease) in Net Assets	2,040	31,444	12,930	5,428	45,440

Net Assets as of December 31, 2015:	$ 12,242	$ 42,767	$ 179,648	$ 21,175	$ 70,698
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	ProFund VP Mid-Cap	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 170,790	$ 274,092	$ 162,376	$ 249,875	$ 102,067

Investment Income:
Reinvested Dividends	-	24	-	1,350	1,264
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,868	974	2,736	3,000	1,802
Net Investment Income (Loss)	(2,868)	(950)	(2,736)	(1,650)	(538)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	61,396	-	6,890	21,841	6,309
Realized Gain (Loss) on Investments	(11,137)	-	41,712	17,979	4,653
Net Realized Capital Gains (Losses) on Investments	50,259	-	48,602	39,820	10,962
Net Change in Unrealized Appreciation (Depreciation)	(34,217)	-	(543)	(59,284)	15,193
Net Gain (Loss) on Investment	16,042	-	48,059	(19,464)	26,155

Net Increase (Decrease) in Net Assets Resulting from Operations	13,174	(950)	45,323	(21,114)	25,617

Increase (Decrease) in Net Assets from Contract Transactions	61,632	(200,455)	307,862	169,226	79,861

Total Increase (Decrease) in Net Assets	74,806	(201,405)	353,185	148,112	105,478

Net Assets as of December 31, 2014:	$ 245,596	$ 72,687	$ 515,561	$ 397,987	$ 207,545

Investment Income:
Reinvested Dividends	-	47	-	2,015	1,786
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,281	1,797	3,530	3,202	3,255
Net Investment Income (Loss)	(2,281)	(1,750)	(3,530)	(1,187)	(1,469)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,202	-	43,441	25,480	9,028
Realized Gain (Loss) on Investments	(11,148)	-	14,654	(62,169)	20,994
Net Realized Capital Gains (Losses) on Investments	(4,946)	-	58,095	(36,689)	30,022
Net Change in Unrealized Appreciation (Depreciation)	(11,242)	-	(26,606)	(43,872)	(22,022)
Net Gain (Loss) on Investment	(16,188)	-	31,489	(80,561)	8,000

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,469)	(1,750)	27,959	(81,748)	6,531

Increase (Decrease) in Net Assets from Contract Transactions	13,967	207,881	(211,573)	(56,600)	134,124

Total Increase (Decrease) in Net Assets	(4,502)	206,131	(183,614)	(138,348)	140,655

Net Assets as of December 31, 2015:	$ 241,094	$ 278,818	$ 331,947	$ 259,639	$ 348,200
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 176,285	$ 34,544	$ 36,516	$ 30,704	$ 74,906

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,668	368	164	132	456
Net Investment Income (Loss)	(1,668)	(368)	(164)	(132)	(456)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(5,761)	(9,883)	(2,855)	(7,229)	(9,131)
Net Realized Capital Gains (Losses) on Investments	(5,761)	(9,883)	(2,855)	(7,229)	(9,131)
Net Change in Unrealized Appreciation (Depreciation)	(42,678)	1,550	3,322	4,534	4,638
Net Gain (Loss) on Investment	(48,439)	(8,333)	467	(2,695)	(4,493)

Net Increase (Decrease) in Net Assets Resulting from Operations	(50,107)	(8,701)	303	(2,827)	(4,949)

Increase (Decrease) in Net Assets from Contract Transactions	5,432	44,366	(34,634)	(13,235)	(15,178)

Total Increase (Decrease) in Net Assets	(44,675)	35,665	(34,331)	(16,062)	(20,127)

Net Assets as of December 31, 2014:	$ 131,610	$ 70,209	$ 2,185	$ 14,642	$ 54,779

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,733	406	211	155	360
Net Investment Income (Loss)	(1,733)	(406)	(211)	(155)	(360)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(51,235)	2,006	2,451	(7,389)	(5,317)
Net Realized Capital Gains (Losses) on Investments	(51,235)	2,006	2,451	(7,389)	(5,317)
Net Change in Unrealized Appreciation (Depreciation)	(19,695)	156	67	662	5,446
Net Gain (Loss) on Investment	(70,930)	2,162	2,518	(6,727)	129

Net Increase (Decrease) in Net Assets Resulting from Operations	(72,663)	1,756	2,307	(6,882)	(231)

Increase (Decrease) in Net Assets from Contract Transactions	165,471	(54,866)	(976)	(2,037)	(15,523)

Total Increase (Decrease) in Net Assets	92,808	(53,110)	1,331	(8,919)	(15,754)

Net Assets as of December 31, 2015:	$ 224,418	$ 17,099	$ 3,516	$ 5,723	$ 39,025
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 243,477	$ 205,799	$ 27,836	$ 49,452	$ 74,372

Investment Income:
Reinvested Dividends	-	-	1,026	242	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,181	790	426	1,410	927
Net Investment Income (Loss)	(1,181)	(790)	600	(1,168)	(927)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,102	5,674	-	-	-
Realized Gain (Loss) on Investments	11,066	22,580	71	16,610	18,917
Net Realized Capital Gains (Losses) on Investments	47,168	28,254	71	16,610	18,917
Net Change in Unrealized Appreciation (Depreciation)	(43,013)	(23,181)	(1,013)	30,136	9,263
Net Gain (Loss) on Investment	4,155	5,073	(942)	46,746	28,180

Net Increase (Decrease) in Net Assets Resulting from Operations	2,974	4,283	(342)	45,578	27,253

Increase (Decrease) in Net Assets from Contract Transactions	(132,915)	(137,905)	5,464	85,814	75,231

Total Increase (Decrease) in Net Assets	(129,941)	(133,622)	5,122	131,392	102,484

Net Assets as of December 31, 2014:	$ 113,536	$ 72,177	$ 32,958	$ 180,844	$ 176,856

Investment Income:
Reinvested Dividends	-	-	603	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,354	996	521	860	2,153
Net Investment Income (Loss)	(1,354)	(996)	82	(860)	(2,153)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,780	17,286	-	-	28,942
Realized Gain (Loss) on Investments	(11,941)	(15,342)	114	15,694	10,161
Net Realized Capital Gains (Losses) on Investments	(6,161)	1,944	114	15,694	39,103
Net Change in Unrealized Appreciation (Depreciation)	(1,768)	(11,734)	(33)	(21,220)	(14,366)
Net Gain (Loss) on Investment	(7,929)	(9,790)	81	(5,526)	24,737

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,283)	(10,786)	163	(6,386)	22,584

Increase (Decrease) in Net Assets from Contract Transactions	(12,216)	3,409	7,833	(125,510)	72,186

Total Increase (Decrease) in Net Assets	(21,499)	(7,377)	7,996	(131,896)	94,770

Net Assets as of December 31, 2015:	$ 92,037	$ 64,800	$ 40,954	$ 48,948	$ 271,626
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA AB Dynamic Allocation Initial Class	TA Aegon High Yield Bond Initial Class	TA Aegon Money Market Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 69,034	$ 50,867	$ 38,609	$ 351,346	$ 708,974

Investment Income:
Reinvested Dividends	-	922	418	29,691	35
Investment Expense:
Mortality and Expense Risk and Administrative Charges	772	979	350	5,415	6,074
Net Investment Income (Loss)	(772)	(57)	68	24,276	(6,039)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,932	-	-	-	-
Realized Gain (Loss) on Investments	3,870	6,730	977	(746)	-
Net Realized Capital Gains (Losses) on Investments	15,802	6,730	977	(746)	-
Net Change in Unrealized Appreciation (Depreciation)	(10,100)	11,585	748	(14,529)	-
Net Gain (Loss) on Investment	5,702	18,315	1,725	(15,275)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	4,930	18,258	1,793	9,001	(6,039)

Increase (Decrease) in Net Assets from Contract Transactions	(16,844)	56,163	(1,841)	227,785	(32,967)

Total Increase (Decrease) in Net Assets	(11,914)	74,421	(48)	236,786	(39,006)

Net Assets as of December 31, 2014:	$ 57,120	$ 125,288	$ 38,561	$ 588,132	$ 669,968

Investment Income:
Reinvested Dividends	-	2,937	458	16,235	38
Investment Expense:
Mortality and Expense Risk and Administrative Charges	586	910	321	3,496	6,543
Net Investment Income (Loss)	(586)	2,027	137	12,739	(6,505)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,928	670	-	-	-
Realized Gain (Loss) on Investments	868	(3,374)	1,226	(4,971)	-
Net Realized Capital Gains (Losses) on Investments	2,796	(2,704)	1,226	(4,971)	-
Net Change in Unrealized Appreciation (Depreciation)	(10,440)	(11,195)	(1,609)	(14,962)	-
Net Gain (Loss) on Investment	(7,644)	(13,899)	(383)	(19,933)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,230)	(11,872)	(246)	(7,194)	(6,505)

Increase (Decrease) in Net Assets from Contract Transactions	(12,450)	(64,150)	(3,963)	(339,141)	74,158

Total Increase (Decrease) in Net Assets	(20,680)	(76,022)	(4,209)	(346,335)	67,653

Net Assets as of December 31, 2015:	$ 36,440	$ 49,266	$ 34,352	$ 241,797	$ 737,621
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	TA Aegon U.S. Government Securities Initial Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Growth Initial Class	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 128,194	$ 663,569	$ 20,403,018	$ 4,906,689	$ 20,700,329

Investment Income:
Reinvested Dividends	2,274	16,734	480,097	107,479	567,724
Investment Expense:
Mortality and Expense Risk and Administrative Charges	500	5,603	184,974	43,564	192,071
Net Investment Income (Loss)	1,774	11,131	295,123	63,915	375,653

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	955	10,235	-	-	-
Realized Gain (Loss) on Investments	211	22,620	330,519	61,381	200,863
Net Realized Capital Gains (Losses) on Investments	1,166	32,855	330,519	61,381	200,863
Net Change in Unrealized Appreciation (Depreciation)	(537)	(35,909)	(252,640)	(36,507)	(233,934)
Net Gain (Loss) on Investment	629	(3,054)	77,879	24,874	(33,071)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,403	8,077	373,002	88,789	342,582

Increase (Decrease) in Net Assets from Contract Transactions	(73,014)	(54,013)	9,257	(156,524)	594

Total Increase (Decrease) in Net Assets	(70,611)	(45,936)	382,259	(67,735)	343,176

Net Assets as of December 31, 2014:	$ 57,583	$ 617,633	$ 20,785,277	$ 4,838,954	$ 21,043,505

Investment Income:
Reinvested Dividends	1,661	13,724	339,929	97,410	463,483
Investment Expense:
Mortality and Expense Risk and Administrative Charges	727	5,384	188,129	42,771	192,259
Net Investment Income (Loss)	934	8,340	151,800	54,639	271,224

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	387	24,373	-	164,732	345,832
Realized Gain (Loss) on Investments	(2,764)	21,176	761,002	102,098	449,462
Net Realized Capital Gains (Losses) on Investments	(2,377)	45,549	761,002	266,830	795,294
Net Change in Unrealized Appreciation (Depreciation)	(535)	(70,995)	(1,461,129)	(467,792)	(1,702,672)
Net Gain (Loss) on Investment	(2,912)	(25,446)	(700,127)	(200,962)	(907,378)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,978)	(17,106)	(548,327)	(146,323)	(636,154)

Increase (Decrease) in Net Assets from Contract Transactions	18,771	(10,505)	(833,766)	(117,287)	(933,685)

Total Increase (Decrease) in Net Assets	16,793	(27,611)	(1,382,093)	(263,610)	(1,569,839)

Net Assets as of December 31, 2015:	$ 74,376	$ 590,022	$ 19,403,184	$ 4,575,344	$ 19,473,666
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class	TA BlackRock Tactical Allocation Initial Class	TA Clarion Global Real Estate Securities Initial Class	TA International Moderate Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 1,198,437	$ 98,592	$ 53,127	$ 1,059,515	$ 1,194,173

Investment Income:
Reinvested Dividends	22,076	3,499	13,785	16,354	27,505
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,741	1,119	4,247	10,047	10,804
Net Investment Income (Loss)	8,335	2,380	9,538	6,307	16,701

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	4,990	19,212	-	-
Realized Gain (Loss) on Investments	91,364	253	1,036	25,372	15,741
Net Realized Capital Gains (Losses) on Investments	91,364	5,243	20,248	25,372	15,741
Net Change in Unrealized Appreciation (Depreciation)	40,578	(6,552)	(6,182)	94,782	(49,161)
Net Gain (Loss) on Investment	131,942	(1,309)	14,066	120,154	(33,420)

Net Increase (Decrease) in Net Assets Resulting from Operations	140,277	1,071	23,604	126,461	(16,719)

Increase (Decrease) in Net Assets from Contract Transactions	217,173	33,525	610,407	(96,151)	45,088

Total Increase (Decrease) in Net Assets	357,450	34,596	634,011	30,310	28,369

Net Assets as of December 31, 2014:	$ 1,555,887	$ 133,188	$ 687,138	$ 1,089,825	$ 1,222,542

Investment Income:
Reinvested Dividends	21,685	4,953	19,833	50,718	25,004
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,134	1,513	6,343	10,289	11,375
Net Investment Income (Loss)	9,551	3,440	13,490	40,429	13,629

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	22,051	49,965	-	-
Realized Gain (Loss) on Investments	192,721	(1,280)	(3,647)	48,370	25,968
Net Realized Capital Gains (Losses) on Investments	192,721	20,771	46,318	48,370	25,968
Net Change in Unrealized Appreciation (Depreciation)	(254,557)	(28,207)	(65,271)	(109,724)	(75,740)
Net Gain (Loss) on Investment	(61,836)	(7,436)	(18,953)	(61,354)	(49,772)

Net Increase (Decrease) in Net Assets Resulting from Operations	(52,285)	(3,996)	(5,463)	(20,925)	(36,143)

Increase (Decrease) in Net Assets from Contract Transactions	(204,593)	55,284	5,803	2,067	37,054

Total Increase (Decrease) in Net Assets	(256,878)	51,288	340	(18,858)	911

Net Assets as of December 31, 2015:	$ 1,299,009	$ 184,476	$ 687,478	$ 1,070,967	$ 1,223,453
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	TA Janus Balanced Initial Class	TA Jennison Growth Initial Class	TA JPMorgan Core Bond Initial Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 152,521	$ 213,437	$ 571,772	$ 247,334	$ 356,806

Investment Income:
Reinvested Dividends	1,184	-	12,221	2,209	2,577
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,704	3,003	5,453	2,413	3,243
Net Investment Income (Loss)	(520)	(3,003)	6,768	(204)	(666)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	24,308	-	19,463	20,981
Realized Gain (Loss) on Investments	7,045	29,146	(365)	31,838	17,650
Net Realized Capital Gains (Losses) on Investments	7,045	53,454	(365)	51,301	38,631
Net Change in Unrealized Appreciation (Depreciation)	4,792	(27,875)	19,102	(27,961)	10,755
Net Gain (Loss) on Investment	11,837	25,579	18,737	23,340	49,386

Net Increase (Decrease) in Net Assets Resulting from Operations	11,317	22,576	25,505	23,136	48,720

Increase (Decrease) in Net Assets from Contract Transactions	20,334	221,005	11,027	(27,227)	(26,450)

Total Increase (Decrease) in Net Assets	31,651	243,581	36,532	(4,091)	22,270

Net Assets as of December 31, 2014:	$ 184,172	$ 457,018	$ 608,304	$ 243,243	$ 379,076

Investment Income:
Reinvested Dividends	1,622	-	11,172	1,807	3,299
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,835	3,023	5,226	2,107	3,246
Net Investment Income (Loss)	(213)	(3,023)	5,946	(300)	53

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,224	24,149	-	13,389	23,790
Realized Gain (Loss) on Investments	4,973	4,557	2,498	34,115	65,150
Net Realized Capital Gains (Losses) on Investments	9,197	28,706	2,498	47,504	88,940
Net Change in Unrealized Appreciation (Depreciation)	(10,050)	(224)	(9,950)	(46,775)	(102,082)
Net Gain (Loss) on Investment	(853)	28,482	(7,452)	729	(13,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,066)	25,459	(1,506)	429	(13,089)

Increase (Decrease) in Net Assets from Contract Transactions	(6,590)	61,890	(68,055)	(55,974)	(15,296)

Total Increase (Decrease) in Net Assets	(7,656)	87,349	(69,561)	(55,545)	(28,385)

Net Assets as of December 31, 2015:	$ 176,516	$ 544,367	$ 538,743	$ 187,698	$ 350,691
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	TA JPMorgan Tactical Allocation Initial Class	TA Managed Risk - Balanced ETF Initial Class	TA Managed Risk - Conservative ETF Initial Class	TA Managed Risk - Growth ETF Initial Class	TA MFS International Equity Initial Class
	Subaccount	Subaccount	Subaccount(1)	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 1,071,544	$ 5,080	$ -	$ 132,879	$ 1,625,328

Investment Income:
Reinvested Dividends	14,353	70	-	1,662	15,317
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,030	92	-	1,269	14,262
Net Investment Income (Loss)	3,323	(22)	-	393	1,055

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	194	-	8,086	-
Realized Gain (Loss) on Investments	15,950	28	-	1,456	48,626
Net Realized Capital Gains (Losses) on Investments	15,950	222	-	9,542	48,626
Net Change in Unrealized Appreciation (Depreciation)	48,293	18	-	(5,071)	(149,438)
Net Gain (Loss) on Investment	64,243	240	-	4,471	(100,812)

Net Increase (Decrease) in Net Assets Resulting from Operations	67,566	218	-	4,864	(99,757)

Increase (Decrease) in Net Assets from Contract Transactions	141,567	3,009	-	30,353	(68,637)

Total Increase (Decrease) in Net Assets	209,133	3,227	-	35,217	(168,394)

Net Assets as of December 31, 2014:	$ 1,280,677	$ 8,307	$ -	$ 168,096	$ 1,456,934

Investment Income:
Reinvested Dividends	14,401	841	-	3,792	28,153
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,185	419	-	2,032	14,128
Net Investment Income (Loss)	4,216	422	-	1,760	14,025

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	2,346	-	19,438	-
Realized Gain (Loss) on Investments	50,097	111	-	(2,544)	78,482
Net Realized Capital Gains (Losses) on Investments	50,097	2,457	-	16,894	78,482
Net Change in Unrealized Appreciation (Depreciation)	(63,821)	(5,551)	-	(29,988)	(128,253)
Net Gain (Loss) on Investment	(13,724)	(3,094)	-	(13,094)	(49,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,508)	(2,672)	-	(11,334)	(35,746)

Increase (Decrease) in Net Assets from Contract Transactions	(62,740)	53,244	108	70,763	110,722

Total Increase (Decrease) in Net Assets	(72,248)	50,572	108	59,429	74,976

Net Assets as of December 31, 2015:	$ 1,208,429	$ 58,879	$ 108	$ 227,525	$ 1,531,910
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class	TA Multi-Managed Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class	TA PIMCO Tactical - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 1,894,261	$ 9,914,918	$ 971,553	$ 108,294	$ 147,945

Investment Income:
Reinvested Dividends	-	-	13,441	1,359	2,062
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19,180	85,673	9,008	1,108	1,683
Net Investment Income (Loss)	(19,180)	(85,673)	4,433	251	379

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,669	632,703	56,909	4,014	3,120
Realized Gain (Loss) on Investments	144,338	446,803	24,935	1,371	1,958
Net Realized Capital Gains (Losses) on Investments	193,007	1,079,506	81,844	5,385	5,078
Net Change in Unrealized Appreciation (Depreciation)	(73,798)	(1,095,358)	7,076	2,831	6,264
Net Gain (Loss) on Investment	119,209	(15,852)	88,920	8,216	11,342

Net Increase (Decrease) in Net Assets Resulting from Operations	100,029	(101,525)	93,353	8,467	11,721

Increase (Decrease) in Net Assets from Contract Transactions	44,893	(475,917)	(64,276)	15,007	843

Total Increase (Decrease) in Net Assets	144,922	(577,442)	29,077	23,474	12,564

Net Assets as of December 31, 2014:	$ 2,039,183	$ 9,337,476	$ 1,000,630	$ 131,768	$ 160,509

Investment Income:
Reinvested Dividends	-	-	13,774	-	601
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,704	78,944	8,946	1,217	1,764
Net Investment Income (Loss)	(18,704)	(78,944)	4,828	(1,217)	(1,163)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	165,816	1,346,814	48,145	4,402	3,321
Realized Gain (Loss) on Investments	257,592	998,910	43,298	2,268	2,567
Net Realized Capital Gains (Losses) on Investments	423,408	2,345,724	91,443	6,670	5,888
Net Change in Unrealized Appreciation (Depreciation)	(175,595)	(2,782,362)	(102,573)	(9,466)	(9,097)
Net Gain (Loss) on Investment	247,813	(436,638)	(11,130)	(2,796)	(3,209)

Net Increase (Decrease) in Net Assets Resulting from Operations	229,109	(515,582)	(6,302)	(4,013)	(4,372)

Increase (Decrease) in Net Assets from Contract Transactions	(42,546)	(370,756)	8,097	6,004	775

Total Increase (Decrease) in Net Assets	186,563	(886,338)	1,795	1,991	(3,597)

Net Assets as of December 31, 2015:	$ 2,225,746	$ 8,451,138	$ 1,002,425	$ 133,759	$ 156,912
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA QS Investors Active Asset Allocation - Conservative Initial Class	TA QS Investors Active Asset Allocation - Moderate Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 332,124	$ 354,103	$ 42,049	$ 39,619

Investment Income:
Reinvested Dividends	6,372	6,315	377	528
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,354	3,449	380	639
Net Investment Income (Loss)	3,018	2,866	(3)	(111)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	10,418	-	1,256	1,673
Realized Gain (Loss) on Investments	4,408	(7,097)	866	359
Net Realized Capital Gains (Losses) on Investments	14,826	(7,097)	2,122	2,032
Net Change in Unrealized Appreciation (Depreciation)	2,636	17,265	(871)	542
Net Gain (Loss) on Investment	17,462	10,168	1,251	2,574

Net Increase (Decrease) in Net Assets Resulting from Operations	20,480	13,034	1,248	2,463

Increase (Decrease) in Net Assets from Contract Transactions	29,222	(58,693)	(11,230)	33,952

Total Increase (Decrease) in Net Assets	49,702	(45,659)	(9,982)	36,415

Net Assets as of December 31, 2014:	$ 381,826	$ 308,444	$ 32,067	$ 76,034

Investment Income:
Reinvested Dividends	-	8,985	362	912
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,588	3,198	317	754
Net Investment Income (Loss)	(3,588)	5,787	45	158

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,111	8,519	867	3,154
Realized Gain (Loss) on Investments	5,414	(3,957)	117	2,715
Net Realized Capital Gains (Losses) on Investments	14,525	4,562	984	5,869
Net Change in Unrealized Appreciation (Depreciation)	(26,703)	(11,387)	(1,923)	(9,704)
Net Gain (Loss) on Investment	(12,178)	(6,825)	(939)	(3,835)

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,766)	(1,038)	(894)	(3,677)

Increase (Decrease) in Net Assets from Contract Transactions	(4,607)	18,892	(2,181)	7,261

Total Increase (Decrease) in Net Assets	(20,373)	17,854	(3,075)	3,584

Net Assets as of December 31, 2015:	$ 361,453	$ 326,298	$ 28,992	$ 79,618
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statement of Operations and Change in Net Assets
Years Ended December 31, 2014 and 2015, Except as Noted

	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Systematic Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA Torray Concentrated Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2014:	$ 1,244,826	$ 5,189,420	$ 2,096,832	$ 285,672	$ 14,623,817

Investment Income:
Reinvested Dividends	11,521	44,543	-	3,543	132,488
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,714	50,192	15,515	3,588	132,327
Net Investment Income (Loss)	(1,193)	(5,649)	(15,515)	(45)	161

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	55,898	475,541	50,112	59,182	535,204
Realized Gain (Loss) on Investments	30,521	167,844	217,995	32,082	818,818
Net Realized Capital Gains (Losses) on Investments	86,419	643,385	268,107	91,264	1,354,022
Net Change in Unrealized Appreciation (Depreciation)	(53,419)	(434,432)	(194,607)	(57,256)	82,639
Net Gain (Loss) on Investment	33,000	208,953	73,500	34,008	1,436,661

Net Increase (Decrease) in Net Assets Resulting from Operations	31,807	203,304	57,985	33,963	1,436,822

Increase (Decrease) in Net Assets from Contract Transactions	31,060	(397,643)	(776,757)	38,251	(642,253)

Total Increase (Decrease) in Net Assets	62,867	(194,339)	(718,772)	72,214	794,569

Net Assets as of December 31, 2014:	$ 1,307,693	$ 4,995,081	$ 1,378,060	$ 357,886	$ 15,418,386

Investment Income:
Reinvested Dividends	14,300	48,485	-	1,397	114,794
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,128	44,283	15,584	2,712	132,913
Net Investment Income (Loss)	2,172	4,202	(15,584)	(1,315)	(18,119)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	69,036	553,303	150,702	48,483	5,036,317
Realized Gain (Loss) on Investments	31,341	115,998	226,168	(834)	2,232,939
Net Realized Capital Gains (Losses) on Investments	100,377	669,301	376,870	47,649	7,269,256
Net Change in Unrealized Appreciation (Depreciation)	(193,584)	(832,325)	(358,326)	(48,138)	(6,322,224)
Net Gain (Loss) on Investment	(93,207)	(163,024)	18,544	(489)	947,032

Net Increase (Decrease) in Net Assets Resulting from Operations	(91,035)	(158,822)	2,960	(1,804)	928,913

Increase (Decrease) in Net Assets from Contract Transactions	(76,260)	(316,988)	(19,438)	(115,967)	(919,209)

Total Increase (Decrease) in Net Assets	(167,295)	(475,810)	(16,478)	(117,771)	9,704

Net Assets as of December 31, 2015:	$ 1,140,398	$ 4,519,271	$ 1,361,582	$ 240,115	$ 15,428,090
See accompanying notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015

1. Organization

The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AB Variable Products Series Fund	AB Variable Products Series Fund
AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap

Transamerica Financial Life Insurance Company
                                                    TFLIC Series Life Account Notes to Financial Statements
                           December 31, 2015
1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Conservative ETF Initial Class	Transamerica Managed Risk - Conservative ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA QS Investors Active Asset Allocation - Conservative Initial Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Initial Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class

Transamerica Financial Life Insurance Company
                                                  TFLIC Series Life Account Notes to Financial Statements
                                 December 31, 2015
1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
American Funds - Growth Class 2 Shares	May 9, 2014
American Funds - Growth-Income Class 2 Shares	May 9, 2014
American Funds - International Class 2 Shares	May 9, 2014
TA Managed Risk - Conservative ETF Initial Class	May 9, 2014
ProFund VP UltraNASDAQ-100	April 30, 2012
TA BlackRock Global Allocation Initial Class	May 19, 2011
TA BlackRock Tactical Allocation Initial Class	May 19, 2011
TA QS Investors Active Asset Allocation - Conservative Initial Class	April 29, 2011
TA QS Investors Active Asset Allocation - Moderate Initial Class	April 29, 2011
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	April 29, 2011

The following subaccount name changes were made effective during the fiscal year ended December 31, 2015:
Subaccount	Formerly
AB Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Class B Shares
TA AB Dynamic Allocation Initial Class	TA AllianceBernstein Dynamic Allocation Initial Class
TA Managed Risk - Balanced ETF Initial Class	TA Vanguard ETF - Balanced Initial Class
TA Managed Risk - Conservative ETF Initial Class	TA Vanguard ETF - Conservative Initial Class
TA Managed Risk - Growth ETF Initial Class	TA Vanguard ETF - Growth Initial Class
TA QS Investors Active Asset Allocation - Conservative Initial Class	TA Aegon Tactical Vanguard ETF - Conservative Initial Class
TA QS Investors Active Asset Allocation - Moderate Initial Class	TA Aegon Tactical Vanguard ETF - Balanced Initial Class
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Aegon Tactical Vanguard ETF - Growth Initial Class

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2015.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy
The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
3. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Subaccount	Purchases	Sales
AB Balanced Wealth Strategy Class B Shares	$48,691	$1,798
Access VP High Yield	81,743	81,709
American Funds - Growth Class 2 Shares	982	153
American Funds - Growth-Income Class 2 Shares	2,555	1,700
American Funds - International Class 2 Shares	2,443	1,706
Fidelity® VIP Contrafund® Service Class 2	162,371	161,731
Fidelity® VIP Equity-Income Service Class 2	100,601	60,888
Fidelity® VIP Growth Opportunities Service Class 2	129,128	118,503
Fidelity® VIP Index 500 Service Class 2	800,805	305,216
Franklin Founding Funds Allocation Class 4 Shares	11,213	4,888
ProFund VP Asia 30	186,618	115,383
ProFund VP Basic Materials	81,284	89,701
ProFund VP Bull	396	1,811
ProFund VP Consumer Services	60,252	42,836
ProFund VP Emerging Markets	86,516	95,946
ProFund VP Europe 30	13,962	9,710
ProFund VP Falling U.S. Dollar	193,642	160,365
ProFund VP Financials	52,348	35,410
ProFund VP International	7,157	1,072
ProFund VP Japan	269,720	212,090
ProFund VP Mid-Cap	147,107	129,219
ProFund VP Money Market	808,952	602,821
ProFund VP NASDAQ-100	360,863	532,524
ProFund VP Oil & Gas	236,567	268,886
ProFund VP Pharmaceuticals	395,414	253,731
ProFund VP Precious Metals	244,070	80,330
ProFund VP Short Emerging Markets	270,960	326,232
ProFund VP Short International	83,244	84,430
ProFund VP Short NASDAQ-100	141,561	143,753
ProFund VP Short Small-Cap	65,038	80,922
ProFund VP Small-Cap	188,239	196,028
ProFund VP Small-Cap Value	192,487	172,788
ProFund VP Telecommunications	10,317	2,404
ProFund VP U.S. Government Plus	124,150	250,520
ProFund VP UltraNASDAQ-100	361,306	262,330
ProFund VP UltraSmall-Cap	45,013	56,123

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
3. Investments (continued)
Subaccount	Purchases	Sales
ProFund VP Utilities	$249,598	$311,051
TA AB Dynamic Allocation Initial Class	5,237	9,062
TA Aegon High Yield Bond Initial Class	248,159	574,562
TA Aegon Money Market Initial Class	703,586	635,933
TA Aegon U.S. Government Securities Initial Class	234,774	214,682
TA Asset Allocation - Conservative Initial Class	198,397	176,190
TA Asset Allocation - Growth Initial Class	2,474,907	3,156,872
TA Asset Allocation - Moderate Initial Class	1,005,340	903,256
TA Asset Allocation - Moderate Growth Initial Class	2,674,526	2,991,151
TA Barrow Hanley Dividend Focused Initial Class	492,900	687,941
TA BlackRock Global Allocation Initial Class	120,468	39,693
TA BlackRock Tactical Allocation Initial Class	196,818	127,560
TA Clarion Global Real Estate Securities Initial Class	397,900	355,404
TA International Moderate Growth Initial Class	251,253	200,569
TA Janus Balanced Initial Class	19,553	22,131
TA Jennison Growth Initial Class	442,350	359,334
TA JPMorgan Core Bond Initial Class	237,698	299,807
TA JPMorgan Enhanced Index Initial Class	67,697	110,582
TA JPMorgan Mid Cap Value Initial Class	170,276	161,728
TA JPMorgan Tactical Allocation Initial Class	384,302	442,827
TA Managed Risk - Balanced ETF Initial Class	60,559	4,548
TA Managed Risk - Conservative ETF Initial Class	108	-
TA Managed Risk - Growth ETF Initial Class	133,623	41,663
TA MFS International Equity Initial Class	601,468	476,722
TA Morgan Stanley Capital Growth Initial Class	842,625	738,060
TA Morgan Stanley Mid-Cap Growth Initial Class	5,599,622	4,702,510
TA Multi-Managed Balanced Initial Class	350,268	289,198
TA PIMCO Tactical - Balanced Initial Class	38,192	29,004
TA PIMCO Tactical - Conservative Initial Class	35,487	32,556
TA PIMCO Tactical - Growth Initial Class	90,345	89,429
TA PIMCO Total Return Initial Class	154,424	121,226
TA QS Investors Active Asset Allocation - Conservative Initial Class	13,302	14,570
TA QS Investors Active Asset Allocation - Moderate Initial Class	82,435	71,864
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	236,603	241,654
TA Systematic Small/Mid Cap Value Initial Class	1,405,007	1,164,491
TA T. Rowe Price Small Cap Initial Class	1,372,437	1,256,756

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
3. Investments(continued)
Subaccount	Purchases	Sales
TA Torray Concentrated Growth Initial Class	$104,166	$172,964
TA WMC US Growth Initial Class	12,549,939	8,450,942

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
4. Change in Units
The change in units outstanding were as follows:
	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	2,605	(75)	2,530	236	(53)	183
Access VP High Yield	4,668	(4,767)	(99)	1,656	(4,616)	(2,960)
American Funds - Growth Class 2 Shares	85	(14)	71	3	-	3
American Funds - Growth-Income Class 2 Shares	221	(150)	71	-	-	-
American Funds - International Class 2 Shares	235	(164)	71	2	-	2
Fidelity® VIP Contrafund® Service Class 2	4,696	(7,257)	(2,561)	1,658	(2,984)	(1,326)
Fidelity® VIP Equity-Income Service Class 2	3,068	(3,163)	(95)	1,634	(2,136)	(502)
Fidelity® VIP Growth Opportunities Service Class 2	6,936	(7,904)	(968)	1,410	(870)	540
Fidelity® VIP Index 500 Service Class 2	36,244	(14,160)	22,084	22,371	(7,052)	15,319
Franklin Founding Funds Allocation Class 4 Shares	493	(229)	264	767	(413)	354
ProFund VP Asia 30	18,872	(12,406)	6,466	3,926	(9,598)	(5,672)
ProFund VP Basic Materials	7,656	(8,626)	(970)	14,347	(14,707)	(360)
ProFund VP Bull	18	(88)	(70)	891	(741)	150
ProFund VP Consumer Services	1,830	(1,681)	149	2,303	(1,870)	433
ProFund VP Emerging Markets	13,137	(15,016)	(1,879)	18,583	(17,691)	892
ProFund VP Europe 30	1,424	(1,046)	378	7,422	(7,217)	205
ProFund VP Falling U.S. Dollar	29,064	(23,958)	5,106	731	(7,785)	(7,054)
ProFund VP Financials	4,703	(3,100)	1,603	1,731	(1,547)	184
ProFund VP International	563	(106)	457	152	(220)	(68)
ProFund VP Japan	24,759	(20,360)	4,399	2,780	(8,732)	(5,952)
ProFund VP Mid-Cap	8,563	(7,974)	589	18,462	(14,460)	4,002
ProFund VP Money Market	82,052	(60,820)	21,232	19,540	(39,517)	(19,977)
ProFund VP NASDAQ-100	12,853	(21,408)	(8,555)	22,453	(8,879)	13,574
ProFund VP Oil & Gas	22,760	(30,508)	(7,748)	33,937	(15,776)	18,161
ProFund VP Pharmaceuticals	18,391	(12,147)	6,244	5,659	(1,397)	4,262
ProFund VP Precious Metals	87,562	(26,796)	60,766	26,114	(29,914)	(3,800)
ProFund VP Short Emerging Markets	55,097	(65,768)	(10,671)	65,198	(57,561)	7,637

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
4. Change in Units (continued)
	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Short International	18,286	(17,976)	310	3,858	(11,170)	(7,312)
ProFund VP Short NASDAQ-100	74,448	(77,694)	(3,246)	19,186	(23,047)	(3,861)
ProFund VP Short Small-Cap	29,294	(35,420)	(6,126)	50,845	(55,852)	(5,007)
ProFund VP Small-Cap	11,033	(11,834)	(801)	5,121	(13,615)	(8,494)
ProFund VP Small-Cap Value	10,578	(10,645)	(67)	4,551	(13,376)	(8,825)
ProFund VP Telecommunications	621	(130)	491	425	(64)	361
ProFund VP U.S. Government Plus	7,488	(15,102)	(7,614)	24,271	(17,512)	6,759
ProFund VP UltraNASDAQ-100	14,037	(11,145)	2,892	10,680	(7,242)	3,438
ProFund VP UltraSmall-Cap	2,541	(3,419)	(878)	10,040	(11,038)	(998)
ProFund VP Utilities	18,848	(23,981)	(5,133)	29,371	(24,989)	4,382
TA AB Dynamic Allocation Initial Class	293	(534)	(241)	284	(385)	(101)
TA Aegon High Yield Bond Initial Class	10,996	(26,875)	(15,879)	16,051	(5,274)	10,777
TA Aegon Money Market Initial Class	65,319	(57,229)	8,090	7,865	(10,326)	(2,461)
TA Aegon U.S. Government Securities Initial Class	16,384	(15,213)	1,171	3,299	(8,298)	(4,999)
TA Asset Allocation - Conservative Initial Class	9,731	(9,707)	24	6,028	(8,975)	(2,947)
TA Asset Allocation - Growth Initial Class	118,866	(159,646)	(40,780)	82,791	(81,058)	1,733
TA Asset Allocation - Moderate Initial Class	43,725	(47,294)	(3,569)	16,213	(24,319)	(8,106)
TA Asset Allocation - Moderate Growth Initial Class	106,061	(153,916)	(47,855)	66,755	(66,053)	702
TA Barrow Hanley Dividend Focused Initial Class	22,811	(29,520)	(6,709)	25,982	(15,612)	10,370
TA BlackRock Global Allocation Initial Class	8,011	(3,245)	4,766	3,401	(510)	2,891
TA BlackRock Tactical Allocation Initial Class	10,432	(9,923)	509	54,459	(3,335)	51,124
TA Clarion Global Real Estate Securities Initial Class	12,825	(9,634)	3,191	7,085	(9,707)	(2,622)
TA International Moderate Growth Initial Class	19,523	(16,743)	2,780	12,300	(8,695)	3,605
TA Janus Balanced Initial Class	1,078	(1,575)	(497)	4,011	(2,434)	1,577
TA Jennison Growth Initial Class	21,516	(19,514)	2,002	28,669	(16,284)	12,385
TA JPMorgan Core Bond Initial Class	14,876	(15,884)	(1,008)	9,122	(7,589)	1,533
TA JPMorgan Enhanced Index Initial Class	2,462	(4,924)	(2,462)	4,384	(6,110)	(1,726)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
4. Change in Units (continued)
	Year Ended December 31, 2015			Year Ended December 31, 2014
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Mid Cap Value Initial Class	5,514	(4,793)	721	566	(1,300)	(734)
TA JPMorgan Tactical Allocation Initial Class	24,140	(20,516)	3,624	16,235	(7,352)	8,883
TA Managed Risk - Balanced ETF Initial Class	4,281	(294)	3,987	272	(41)	231
TA Managed Risk - Conservative ETF Initial Class	11	-	11	-	-	-
TA Managed Risk - Growth ETF Initial Class	8,183	(3,017)	5,166	3,499	(1,722)	1,777
TA MFS International Equity Initial Class	44,237	(34,684)	9,553	12,312	(16,328)	(4,016)
TA Morgan Stanley Capital Growth Initial Class	26,371	(23,839)	2,532	19,216	(17,154)	2,062
TA Morgan Stanley Mid-Cap Growth Initial Class	181,355	(230,505)	(49,150)	47,263	(75,699)	(28,436)
TA Multi-Managed Balanced Initial Class	13,143	(12,104)	1,039	4,130	(6,838)	(2,708)
TA PIMCO Tactical - Balanced Initial Class	2,812	(2,311)	501	2,450	(1,190)	1,260
TA PIMCO Tactical - Conservative Initial Class	2,764	(2,665)	99	2,322	(2,199)	123
TA PIMCO Tactical - Growth Initial Class	6,851	(7,244)	(393)	6,526	(3,966)	2,560
TA PIMCO Total Return Initial Class	9,250	(7,303)	1,947	9,558	(12,664)	(3,106)
TA QS Investors Active Asset Allocation - Conservative Initial Class	1,057	(1,246)	(189)	806	(1,780)	(974)
TA QS Investors Active Asset Allocation - Moderate Initial Class	6,627	(5,979)	648	3,407	(420)	2,987
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	13,554	(19,994)	(6,440)	17,384	(14,649)	2,735
TA Systematic Small/Mid Cap Value Initial Class	26,570	(36,420)	(9,850)	28,376	(41,483)	(13,107)
TA T. Rowe Price Small Cap Initial Class	40,611	(41,932)	(1,321)	13,123	(42,673)	(29,550)
TA Torray Concentrated Growth Initial Class	2,172	(6,615)	(4,443)	8,912	(7,046)	1,866
TA WMC US Growth Initial Class	348,871	(352,614)	(3,743)	105,533	(126,669)	(21,136)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015

5.	Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.
		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

AB Balanced Wealth Strategy Class B Shares
	12/31/2015	4,118	$18.28	to	$17.35	$ 74,056	1.26%	0.60%	to	1.50%	0.69%	to	(0.20)%
	12/31/2014	1,588	18.16	to	17.39	28,309	2.43	0.60	to	1.50	6.31	to	5.53
	12/31/2013	1,405	17.06	to	16.48	23,668	2.35	0.75	to	1.50	15.41	to	14.55
	12/31/2012	1,090	14.78	to	14.39	15,943	1.84	0.75	to	1.50	12.53	to	11.69
	12/31/2011	837	13.14	to	12.88	10,962	2.45	0.75	to	1.50	(3.78)	to	(4.49)
Access VP High Yield
	12/31/2015	2,393	16.97	to	16.91	40,247	3.74	0.60	to	1.50	(0.44)	to	(1.33)
	12/31/2014	2,492	17.05	to	17.13	42,475	3.87	0.60	to	1.50	1.58	to	0.83
	12/31/2013	5,452	16.76	to	16.99	91,093	2.55	0.75	to	1.50	9.20	to	8.39
	12/31/2012	1,690	15.35	to	15.68	26,124	5.17	0.75	to	1.50	13.27	to	12.43
	12/31/2011	453	13.55	to	13.94	6,149	0.84	0.75	to	1.50	1.98	to	1.23
American Funds - Growth Class 2 Shares												to
	12/31/2015	74	11.71	to	11.71	868	1.57	0.00	to	0.00	6.86	to	6.86
	12/31/2014(1)	3	10.95	to	1.08	31	2.16	0.00	to	0.00	-	to	-
American Funds - Growth-Income Class 2 Shares
	12/31/2015	71	11.04	to	11.04	785	1.28	0.00	to	0.00	1.45	to	1.45
	12/31/2014(1)	-	10.88	to	1.08	-	-	0.00	to	0.00	-	to	-
American Funds - International Class 2 Shares
	12/31/2015	73	9.28	to	9.28	673	1.38	0.00	to	0.00	(4.53)	to	(4.53)
	12/31/2014(1)	2	9.72	to	0.96	20	3.35	0.00	to	0.00	-	to	-
Fidelity® VIP Contrafund® Service Class 2
	12/31/2015	26,961	21.46	to	21.40	577,255	0.77	0.75	to	0.90	(0.33)	to	(0.48)
	12/31/2014	29,522	21.53	to	21.51	634,945	0.74	0.75	to	0.90	10.66	to	10.66
	12/31/2013	30,848	19.44	to	19.44	599,554	0.86	0.90	to	0.90	29.79	to	29.79
	12/31/2012	31,431	14.98	to	14.98	470,688	1.10	0.90	to	0.90	15.10	to	15.10
	12/31/2011	32,800	13.01	to	13.01	426,754	0.77	0.90	to	0.90	(3.65)	to	(3.65)
Fidelity® VIP Equity-Income Service Class 2
	12/31/2015	19,489	17.79	to	17.74	345,958	3.00	0.75	to	0.90	(4.95)	to	(5.09)
	12/31/2014	19,584	18.72	to	18.70	366,172	2.65	0.75	to	0.90	7.51	to	7.51
	12/31/2013	20,086	17.39	to	17.39	349,304	2.29	0.90	to	0.90	26.69	to	26.69
	12/31/2012	21,121	13.73	to	13.73	289,940	2.98	0.90	to	0.90	16.01	to	16.01
	12/31/2011	21,198	11.83	to	11.83	250,843	2.18	0.90	to	0.90	(0.24)	to	(0.24)
Fidelity® VIP Growth Opportunities Service Class 2
	12/31/2015	18,088	14.89	to	14.85	268,871	-	0.75	to	0.90	4.56	to	4.40
	12/31/2014	19,056	14.24	to	14.23	271,106	0.01	0.75	to	0.90	10.95	to	10.95
	12/31/2013	18,516	12.82	to	12.82	237,429	0.05	0.90	to	0.90	36.31	to	36.31
	12/31/2012	19,220	9.41	to	9.41	180,802	0.16	0.90	to	0.90	18.25	to	18.25
	12/31/2011	18,243	7.95	to	7.95	145,120	-	0.90	to	0.90	1.06	to	1.06
Fidelity® VIP Index 500 Service Class 2
	12/31/2015	64,845	20.89	to	22.63	1,360,035	2.21	0.00	to	1.50	1.08	to	(0.41)
	12/31/2014	42,761	20.66	to	22.72	895,361	2.02	0.00	to	1.50	12.44	to	11.61
	12/31/2013	27,442	18.28	to	20.36	516,891	1.89	0.75	to	1.50	30.93	to	29.96
	12/31/2012	19,500	13.97	to	15.66	278,668	2.26	0.75	to	1.50	14.77	to	13.91
	12/31/2011	14,973	12.17	to	13.75	184,856	1.82	0.75	to	1.50	1.03	to	0.28

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Franklin Founding Funds Allocation Class 4 Shares
12/31/2015	3,464	$18.33	to	$17.39	$ 62,776	2.70%	0.60%	to	1.50%	(6.80)%	to	(7.63)%
12/31/2014	3,200	19.66	to	18.83	62,358	2.77	0.60	to	1.50	1.99	to	1.23
12/31/2013	2,846	19.26	to	18.60	54,444	14.27	0.75	to	1.50	22.76	to	21.85
12/31/2012	419	15.69	to	15.27	6,557	2.46	0.75	to	1.50	14.31	to	13.46
12/31/2011	295	13.72	to	13.45	4,037	-	0.75	to	1.50	(2.40)	to	(3.12)
ProFund VP Asia 30
12/31/2015	22,274	7.98	to	15.36	203,188	0.30	0.60	to	1.50	(9.92)	to	(10.72)
12/31/2014	15,808	8.86	to	17.20	169,654	0.07	0.60	to	1.50	(2.30)	to	(3.02)
12/31/2013	21,480	9.06	to	17.74	218,314	0.05	0.75	to	1.50	14.12	to	13.27
12/31/2012	11,384	7.94	to	15.66	101,535	-	0.75	to	1.50	14.61	to	13.76
12/31/2011	10,630	6.92	to	13.77	81,683	0.03	0.75	to	1.50	(27.54)	to	(28.07)
ProFund VP Basic Materials
12/31/2015	5,646	8.87	to	16.45	51,089	0.76	0.60	to	1.50	(14.44)	to	(15.19)
12/31/2014	6,616	10.37	to	19.39	70,171	0.61	0.60	to	1.50	0.93	to	0.18
12/31/2013	6,976	10.26	to	19.36	75,795	1.10	0.75	to	1.50	17.55	to	16.68
12/31/2012	12,294	8.73	to	16.59	108,135	0.36	0.75	to	1.50	7.67	to	6.87
12/31/2011	5,608	8.11	to	15.52	45,499	0.16	0.75	to	1.50	(16.77)	to	(17.39)
ProFund VP Bull
12/31/2015	235	15.92	to	20.18	4,010	-	0.60	to	1.50	(1.05)	to	(1.93)
12/31/2014	305	16.09	to	20.58	5,519	-	0.60	to	1.50	10.64	to	9.82
12/31/2013	155	14.52	to	18.74	2,489	-	0.75	to	1.50	28.79	to	27.84
12/31/2012	144	11.28	to	14.66	1,754	-	0.75	to	1.50	13.04	to	12.20
12/31/2011	1,224	9.98	to	13.06	12,208	-	0.75	to	1.50	(0.74)	to	(1.47)
ProFund VP Consumer Services
12/31/2015	6,745	22.66	to	31.09	160,680	-	0.60	to	1.50	4.07	to	3.14
12/31/2014	6,596	21.77	to	30.14	153,654	-	0.60	to	1.50	11.62	to	10.80
12/31/2013	6,163	19.48	to	27.20	130,683	0.21	0.75	to	1.50	38.83	to	37.80
12/31/2012	5,229	14.03	to	19.74	75,956	-	0.75	to	1.50	21.19	to	20.29
12/31/2011	2,958	11.58	to	16.41	34,051	-	0.75	to	1.50	4.71	to	3.94
ProFund VP Emerging Markets
12/31/2015	12,293	5.46	to	11.25	66,961	0.91	0.60	to	1.50	(17.86)	to	(18.59)
12/31/2014	14,172	6.64	to	13.81	93,180	0.22	0.60	to	1.50	(4.14)	to	(4.85)
12/31/2013	13,280	6.92	to	14.52	91,623	0.51	0.75	to	1.50	(7.12)	to	(7.81)
12/31/2012	22,707	7.45	to	15.75	168,810	0.89	0.75	to	1.50	5.77	to	4.99
12/31/2011	10,882	7.04	to	15.00	76,540	-	0.75	to	1.50	(20.30)	to	(20.89)
ProFund VP Europe 30
12/31/2015	1,303	8.18	to	13.02	12,242	4.87	0.60	to	1.50	(11.41)	to	(12.20)
12/31/2014	925	9.23	to	14.83	10,202	0.52	0.60	to	1.50	(9.33)	to	(10.00)
12/31/2013	720	10.17	to	16.48	8,692	0.15	0.75	to	1.50	20.73	to	19.84
12/31/2012	1,126	8.42	to	13.75	10,221	2.56	0.75	to	1.50	15.72	to	14.86
12/31/2011	816	7.28	to	11.97	6,415	0.74	0.75	to	1.50	(9.56)	to	(10.23)
ProFund VP Falling U.S. Dollar
12/31/2015	6,673	6.48	to	7.01	42,767	-	0.60	to	1.50	(10.55)	to	(11.34)
12/31/2014	1,567	7.24	to	7.91	11,323	-	0.60	to	1.50	(13.25)	to	(13.89)
12/31/2013	8,621	8.34	to	9.19	71,427	-	0.75	to	1.50	(2.74)	to	(3.46)
12/31/2012	2,807	8.57	to	9.51	23,979	-	0.75	to	1.50	(1.51)	to	(2.24)
12/31/2011	1,267	8.70	to	9.73	11,031	-	0.75	to	1.50	(3.45)	to	(4.16)
ProFund VP Financials
12/31/2015	17,061	10.19	to	16.45	179,648	0.35	0.60	to	1.50	(2.08)	to	(2.95)
12/31/2014	15,458	10.41	to	16.95	166,718	0.20	0.60	to	1.50	12.08	to	11.25
12/31/2013	15,274	9.27	to	15.24	145,884	0.36	0.75	to	1.50	31.09	to	30.13
12/31/2012	10,247	7.07	to	11.71	74,269	0.10	0.75	to	1.50	23.80	to	22.88
12/31/2011	7,052	5.71	to	9.53	40,870	-	0.75	to	1.50	(14.47)	to	(15.10)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP International
12/31/2015	2,260	$8.08	to	$13.34	$ 21,175	-%	0.60%	to	1.50%	(4.10)%	to	(4.95)%
12/31/2014	1,803	8.42	to	14.04	15,747	-	0.60	to	1.50	(8.79)	to	(9.47)
12/31/2013	1,871	9.22	to	15.51	17,831	-	0.75	to	1.50	18.60	to	17.73
12/31/2012	4,682	7.78	to	13.17	36,609	-	0.75	to	1.50	15.07	to	14.21
12/31/2011	1,835	6.76	to	11.53	12,601	-	0.75	to	1.50	(14.98)	to	(15.60)
ProFund VP Japan
12/31/2015	6,911	10.35	to	16.06	70,698	-	0.60	to	1.50	5.18	to	4.25
12/31/2014	2,512	9.84	to	15.41	25,258	-	0.60	to	1.50	2.46	to	1.70
12/31/2013	8,464	9.59	to	15.15	80,803	-	0.75	to	1.50	47.13	to	46.05
12/31/2012	1,357	6.52	to	10.37	8,781	-	0.75	to	1.50	22.03	to	21.12
12/31/2011	10,811	5.34	to	8.57	57,461	-	0.75	to	1.50	(19.14)	to	(19.74)
ProFund VP Mid-Cap
12/31/2015	15,909	15.10	to	22.34	241,094	-	0.60	to	1.50	(5.02)	to	(5.86)
12/31/2014	15,320	15.90	to	23.73	245,596	-	0.60	to	1.50	6.85	to	6.06
12/31/2013	11,318	14.87	to	22.38	170,790	-	0.75	to	1.50	29.82	to	28.86
12/31/2012	21,533	11.45	to	17.37	245,137	-	0.75	to	1.50	14.68	to	13.82
12/31/2011	12,278	9.99	to	15.26	122,447	-	0.75	to	1.50	(4.90)	to	(5.60)
ProFund VP Money Market
12/31/2015	28,529	10.01	to	9.00	278,818	0.02	0.60	to	1.50	(0.57)	to	(1.45)
12/31/2014	7,297	10.07	to	9.13	72,687	0.02	0.60	to	1.50	(0.72)	to	(1.46)
12/31/2013	27,274	10.13	to	9.27	274,092	0.02	0.75	to	1.50	(0.72)	to	(1.46)
12/31/2012	4,961	10.20	to	9.41	50,053	0.02	0.75	to	1.50	(0.73)	to	(1.47)
12/31/2011	6,110	10.28	to	9.55	62,483	0.02	0.75	to	1.50	(0.72)	to	(1.45)
ProFund VP NASDAQ-100
12/31/2015	12,696	25.96	to	29.82	331,947	-	0.60	to	1.50	6.81	to	5.87
12/31/2014	21,251	24.31	to	28.17	515,561	-	0.60	to	1.50	16.13	to	15.28
12/31/2013	7,677	20.90	to	24.43	162,376	-	0.75	to	1.50	33.27	to	32.29
12/31/2012	11,486	15.69	to	18.47	180,562	-	0.75	to	1.50	15.36	to	14.51
12/31/2011	20,147	13.60	to	16.13	272,275	-	0.75	to	1.50	0.70	to	(0.04)
ProFund VP Oil & Gas
12/31/2015	31,592	7.34	to	10.93	259,639	0.63	0.60	to	1.50	(23.83)	to	(24.51)
12/31/2014	39,340	9.63	to	14.48	397,987	0.45	0.60	to	1.50	(11.53)	to	(12.19)
12/31/2013	21,179	10.88	to	16.48	249,875	0.42	0.75	to	1.50	23.15	to	22.24
12/31/2012	21,236	8.83	to	13.49	195,919	0.11	0.75	to	1.50	2.13	to	1.37
12/31/2011	18,435	8.65	to	13.30	163,473	0.15	0.75	to	1.50	1.49	to	0.74
ProFund VP Pharmaceuticals
12/31/2015	16,300	20.56	to	23.97	348,200	0.58	0.60	to	1.50	3.82	to	2.90
12/31/2014	10,056	19.81	to	23.30	207,545	0.75	0.60	to	1.50	18.47	to	17.60
12/31/2013	5,794	16.70	to	19.81	102,067	1.79	0.75	to	1.50	30.65	to	29.68
12/31/2012	3,405	12.78	to	15.28	45,557	1.13	0.75	to	1.50	11.02	to	10.19
12/31/2011	2,593	11.51	to	13.86	30,683	1.26	0.75	to	1.50	15.27	to	14.42
ProFund VP Precious Metals
12/31/2015	92,616	2.23	to	5.33	224,418	-	0.60	to	1.50	(33.25)	to	(33.85)
12/31/2014	31,850	3.34	to	8.06	131,610	-	0.60	to	1.50	(24.43)	to	(24.99)
12/31/2013	35,650	4.41	to	10.74	176,285	-	0.75	to	1.50	(38.41)	to	(38.86)
12/31/2012	16,486	7.16	to	17.57	127,431	-	0.75	to	1.50	(15.19)	to	(15.82)
12/31/2011	24,897	8.44	to	20.87	217,168	-	0.75	to	1.50	(19.82)	to	(20.41)
ProFund VP Short Emerging Markets
12/31/2015	3,774	5.44	to	3.10	17,099	-	0.60	to	1.50	10.85	to	9.87
12/31/2014	14,445	4.91	to	2.82	70,209	-	0.60	to	1.50	(3.65)	to	(4.36)
12/31/2013	6,808	5.09	to	2.95	34,544	-	0.75	to	1.50	(0.97)	to	(1.70)
12/31/2012	267	5.14	to	3.00	1,365	-	0.75	to	1.50	(13.69)	to	(14.34)
12/31/2011	260	5.95	to	3.50	1,543	-	0.75	to	1.50	9.84	to	9.03

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Short International
	12/31/2015	769	$4.60	to	$2.98	$ 3,516	-%	0.60%	to	1.50%	(4.36)%	to	(5.20)%
	12/31/2014	459	4.81	to	3.15	2,185	-	0.60	to	1.50	2.03	to	1.28
	12/31/2013	7,771	4.71	to	3.11	36,516	-	0.75	to	1.50	(21.60)	to	(22.18)
	12/31/2012	-	6.01	to	3.99	-	-	0.75	to	1.50	(20.75)	to	(21.34)
	12/31/2011	48	7.58	to	5.07	361	-	0.75	to	1.50	1.05	to	0.30
ProFund VP Short NASDAQ-100
	12/31/2015	3,368	2.03	to	1.54	5,723	-	0.60	to	1.50	(13.56)	to	(14.33)
	12/31/2014	6,614	2.35	to	1.79	14,642	-	0.60	to	1.50	(19.98)	to	(20.57)
	12/31/2013	10,475	2.93	to	2.26	30,704	-	0.75	to	1.50	(29.93)	to	(30.45)
	12/31/2012	3,474	4.19	to	3.24	14,469	-	0.75	to	1.50	(19.40)	to	(20.00)
	12/31/2011	5,313	5.20	to	4.06	27,479	-	0.75	to	1.50	(11.14)	to	(11.80)
ProFund VP Short Small-Cap
	12/31/2015	17,420	2.35	to	1.75	39,025	-	0.60	to	1.50	(1.41)	to	(2.29)
	12/31/2014	23,546	2.38	to	1.79	54,779	-	0.60	to	1.50	(9.91)	to	(10.57)
	12/31/2013	28,553	2.64	to	2.00	74,906	-	0.75	to	1.50	(31.76)	to	(32.27)
	12/31/2012	7,506	3.87	to	2.95	28,776	-	0.75	to	1.50	(19.57)	to	(20.17)
	12/31/2011	6,763	4.81	to	3.70	32,282	-	0.75	to	1.50	(9.77)	to	(10.43)
ProFund VP Small-Cap
	12/31/2015	6,164	14.96	to	20.26	92,037	-	0.60	to	1.50	(6.77)	to	(7.59)
	12/31/2014	6,965	16.05	to	21.93	113,536	-	0.60	to	1.50	1.72	to	0.96
	12/31/2013	15,459	15.76	to	21.72	243,477	-	0.75	to	1.50	36.16	to	35.16
	12/31/2012	21,665	11.58	to	16.07	250,146	-	0.75	to	1.50	13.89	to	13.04
	12/31/2011	6,713	10.16	to	14.21	68,437	-	0.75	to	1.50	(6.36)	to	(7.05)
ProFund VP Small-Cap Value
	12/31/2015	4,294	15.05	to	20.17	64,800	-	0.60	to	1.50	(8.82)	to	(9.63)
	12/31/2014	4,361	16.51	to	22.32	72,177	-	0.60	to	1.50	5.03	to	4.25
	12/31/2013	13,186	15.70	to	21.41	205,799	0.31	0.75	to	1.50	36.65	to	35.64
	12/31/2012	19,601	11.49	to	15.79	223,956	-	0.75	to	1.50	15.29	to	14.43
	12/31/2011	4,213	9.97	to	13.80	41,841	-	0.75	to	1.50	(4.82)	to	(5.52)
ProFund VP Telecommunications
	12/31/2015	2,621	12.41	to	16.11	40,954	1.63	0.60	to	1.50	0.92	to	0.02
	12/31/2014	2,130	12.30	to	16.10	32,958	3.39	0.60	to	1.50	(0.18)	to	(0.92)
	12/31/2013	1,769	12.30	to	16.25	27,836	4.43	0.75	to	1.50	11.23	to	10.41
	12/31/2012	1,538	11.06	to	14.72	21,805	2.99	0.75	to	1.50	15.65	to	14.79
	12/31/2011	429	9.57	to	12.82	4,752	3.64	0.75	to	1.50	1.11	to	0.36
ProFund VP U.S. Government Plus
	12/31/2015	3,141	16.00	to	14.05	48,948	-	0.60	to	1.50	(6.20)	to	(7.04)
	12/31/2014	10,755	17.05	to	15.11	180,844	0.15	0.60	to	1.50	35.38	to	34.38
	12/31/2013	3,996	12.58	to	11.24	49,452	0.19	0.75	to	1.50	(19.71)	to	(20.31)
	12/31/2012	6,606	15.67	to	14.11	102,235	-	0.75	to	1.50	0.22	to	(0.53)
	12/31/2011	9,829	15.64	to	14.18	152,909	0.06	0.75	to	1.50	42.45	to	41.40
ProFund VP UltraNASDAQ-100
	12/31/2015	10,816	25.38	to	24.63	271,626	-	0.60	to	1.50	12.93	to	11.92
	12/31/2014	7,924	22.47	to	22.01	176,856	-	0.60	to	1.50	34.83	to	33.83
	12/31/2013	4,486	16.65	to	16.44	74,372	-	0.75	to	1.50	77.71	to	76.40
	12/31/2012(1)	6,239	9.37	to	9.32	58,404	-	0.75	to	1.50	-	to	-
ProFund VP UltraSmall-Cap
	12/31/2015	2,159	14.32	to	31.96	36,440	-	0.60	to	1.50	(13.49)	to	(14.26)
	12/31/2014	3,037	16.56	to	37.28	57,120	-	0.60	to	1.50	4.59	to	3.82
	12/31/2013	4,035	15.81	to	35.91	69,034	-	0.75	to	1.50	85.27	to	83.90
	12/31/2012	3,718	8.53	to	19.52	33,475	-	0.75	to	1.50	28.55	to	27.59
	12/31/2011	2,498	6.64	to	15.30	16,507	-	0.75	to	1.50	(19.44)	to	(20.03)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Utilities
	12/31/2015	3,488	$13.14	to	$17.21	$ 49,266	3.11%	0.60%	to	1.50%	(6.96)%	to	(7.79)%
	12/31/2014	8,621	14.12	to	18.67	125,288	0.88	0.60	to	1.50	24.95	to	24.02
	12/31/2013	4,239	11.29	to	15.05	50,867	3.04	0.75	to	1.50	12.47	to	11.64
	12/31/2012	3,448	10.04	to	13.48	37,678	2.24	0.75	to	1.50	(0.61)	to	(1.35)
	12/31/2011	7,682	10.10	to	13.67	77,410	2.43	0.75	to	1.50	16.64	to	15.78
TA AB Dynamic Allocation Initial Class
	12/31/2015	2,007	15.48	to	16.04	34,352	1.24	0.60	to	1.50	(0.67)	to	(1.55)
	12/31/2014	2,248	15.58	to	16.29	38,561	1.05	0.60	to	1.50	4.77	to	4.00
	12/31/2013	2,349	14.85	to	15.67	38,609	1.04	0.75	to	1.50	6.39	to	5.60
	12/31/2012	2,851	13.96	to	14.84	44,384	0.84	0.75	to	1.50	5.35	to	4.56
	12/31/2011	2,798	13.25	to	14.19	41,291	0.80	0.75	to	1.50	1.06	to	0.31
TA Aegon High Yield Bond Initial Class
	12/31/2015	12,382	17.74	to	19.32	241,797	4.90	0.60	to	1.50	(4.79)	to	(5.64)
	12/31/2014	28,261	18.63	to	20.48	588,132	5.73	0.60	to	1.50	3.20	to	2.44
	12/31/2013	17,484	18.03	to	19.99	351,346	5.72	0.75	to	1.50	5.80	to	5.02
	12/31/2012	15,730	17.04	to	19.03	300,615	5.81	0.75	to	1.50	16.49	to	15.63
	12/31/2011	7,511	14.63	to	16.46	123,183	8.49	0.75	to	1.50	3.99	to	3.22
TA Aegon Money Market Initial Class
	12/31/2015	65,602	10.84	to	9.02	737,621	0.01	0.00	to	1.50	0.01	to	(1.47)
	12/31/2014	57,512	10.84	to	9.16	669,968	0.01	0.00	to	1.50	(0.74)	to	(1.47)
	12/31/2013	59,973	10.87	to	9.30	708,974	0.01	0.75	to	1.50	(0.74)	to	(1.47)
	12/31/2012	62,152	10.95	to	9.44	742,986	0.01	0.75	to	1.50	(0.74)	to	(1.48)
	12/31/2011	65,717	11.03	to	9.58	790,963	0.01	0.75	to	1.50	(0.74)	to	(1.47)
TA Aegon U.S. Government Securities Initial Class
	12/31/2015	5,076	14.07	to	12.00	74,376	2.10	0.60	to	1.50	(0.50)	to	(1.38)
	12/31/2014	3,905	14.14	to	12.17	57,583	4.22	0.60	to	1.50	3.88	to	3.11
	12/31/2013	8,904	13.60	to	11.80	128,194	0.97	0.75	to	1.50	(2.96)	to	(3.68)
	12/31/2012	6,190	14.01	to	12.26	90,568	1.64	0.75	to	1.50	4.36	to	3.58
	12/31/2011	9,388	13.43	to	11.83	134,020	3.45	0.75	to	1.50	6.81	to	6.02
TA Asset Allocation - Conservative Initial Class
	12/31/2015	34,987	15.57	to	15.32	590,022	2.23	0.60	to	1.50	(2.54)	to	(3.41)
	12/31/2014	34,963	15.97	to	15.86	617,633	2.67	0.60	to	1.50	1.43	to	0.68
	12/31/2013	37,910	15.73	to	15.75	663,569	3.20	0.75	to	1.50	8.55	to	7.75
	12/31/2012	38,966	14.49	to	14.62	629,163	3.19	0.75	to	1.50	6.66	to	5.86
	12/31/2011	39,020	13.59	to	13.81	592,707	2.74	0.75	to	1.50	1.89	to	1.14
TA Asset Allocation - Growth Initial Class
	12/31/2015	1,058,763	17.58	to	18.30	19,403,184	1.64	0.60	to	1.50	(2.52)	to	(3.38)
	12/31/2014	1,099,543	18.03	to	18.94	20,785,277	2.36	0.60	to	1.50	1.97	to	1.21
	12/31/2013	1,097,810	17.67	to	18.72	20,403,018	1.21	0.75	to	1.50	25.87	to	24.94
	12/31/2012	1,100,033	14.04	to	14.98	16,272,552	1.36	0.75	to	1.50	11.75	to	10.92
	12/31/2011	1,101,081	12.56	to	13.50	14,599,554	1.22	0.75	to	1.50	(6.12)	to	(6.81)
TA Asset Allocation - Moderate Initial Class
	12/31/2015	256,779	16.64	to	16.20	4,575,344	2.04	0.60	to	1.50	(2.81)	to	(3.67)
	12/31/2014	260,348	17.12	to	16.82	4,838,954	2.22	0.60	to	1.50	2.00	to	1.25
	12/31/2013	268,454	16.77	to	16.62	4,906,689	2.44	0.75	to	1.50	12.66	to	11.82
	12/31/2012	277,335	14.88	to	14.86	4,509,749	2.70	0.75	to	1.50	8.62	to	7.81
	12/31/2011	271,686	13.70	to	13.78	4,074,920	2.30	0.75	to	1.50	(0.16)	to	(0.90)
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2015	1,065,773	17.21	to	17.17	19,473,666	2.21	0.60	to	1.50	(2.82)	to	(3.68)
	12/31/2014	1,113,628	17.71	to	17.82	21,043,505	2.72	0.60	to	1.50	1.81	to	1.06
	12/31/2013	1,112,926	17.37	to	17.64	20,700,329	2.29	0.75	to	1.50	18.49	to	17.62
	12/31/2012	1,105,333	14.66	to	14.99	17,388,106	2.50	0.75	to	1.50	9.82	to	9.00
	12/31/2011	1,072,032	13.35	to	13.76	15,396,890	2.10	0.75	to	1.50	(2.74)	to	(3.46)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Barrow Hanley Dividend Focused Initial Class
	12/31/2015	60,175	$20.02	to	$18.78	$ 1,299,009	1.69%	0.00%	to	1.50%	(3.59)%	to	(5.02)%
	12/31/2014	66,884	20.77	to	19.77	1,555,887	1.49	0.00	to	1.50	11.33	to	10.51
	12/31/2013	56,514	18.56	to	17.89	1,198,437	2.40	0.75	to	1.50	29.27	to	28.32
	12/31/2012	80,094	14.36	to	13.94	1,320,573	1.81	0.75	to	1.50	10.89	to	10.06
	12/31/2011	73,889	12.95	to	12.67	1,110,659	1.72	0.75	to	1.50	1.97	to	1.22
TA BlackRock Global Allocation Initial Class
	12/31/2015	16,237	11.53	to	11.11	184,476	3.22	0.60	to	1.50	(1.59)	to	(2.46)
	12/31/2014	11,471	11.72	to	11.39	133,188	3.00	0.60	to	1.50	1.33	to	0.58
	12/31/2013	8,580	11.55	to	11.33	98,592	2.08	0.75	to	1.50	13.76	to	12.92
	12/31/2012	6,052	10.15	to	10.03	61,363	4.26	0.75	to	1.50	9.45	to	8.64
	12/31/2011(1)	2,347	9.28	to	9.24	21,772	-	0.75	to	1.50	(7.22)	to	(7.65)
TA BlackRock Tactical Allocation Initial Class
	12/31/2015	56,108	12.38	to	11.93	687,478	2.87	0.60	to	1.50	(0.54)	to	(1.42)
	12/31/2014	55,599	12.45	to	12.11	687,138	2.93	0.60	to	1.50	4.56	to	3.79
	12/31/2013	4,475	11.89	to	11.66	53,127	2.74	0.75	to	1.50	11.79	to	10.97
	12/31/2012	4,192	10.64	to	10.51	44,509	3.07	0.75	to	1.50	9.41	to	8.60
	12/31/2011(1)	2,239	9.72	to	9.68	21,764	-	0.75	to	1.50	(2.77)	to	(3.21)
TA Clarion Global Real Estate Securities Initial Class
	12/31/2015	34,483	19.33	to	19.60	1,070,967	4.51	0.60	to	1.50	(1.19)	to	(2.07)
	12/31/2014	31,292	19.56	to	20.02	1,089,825	1.50	0.60	to	1.50	12.72	to	11.89
	12/31/2013	33,914	17.34	to	17.89	1,059,515	5.41	0.75	to	1.50	3.12	to	2.36
	12/31/2012	32,794	16.81	to	17.48	1,066,742	3.50	0.75	to	1.50	24.32	to	23.39
	12/31/2011	30,009	13.52	to	14.17	802,288	7.00	0.75	to	1.50	(6.44)	to	(7.13)
TA International Moderate Growth Initial Class
	12/31/2015	109,012	11.16	to	15.59	1,223,453	1.98	0.60	to	1.50	(2.23)	to	(3.09)
	12/31/2014	106,232	11.41	to	16.09	1,222,542	2.30	0.60	to	1.50	(1.21)	to	(1.94)
	12/31/2013	102,627	11.54	to	16.41	1,194,173	2.03	0.75	to	1.50	11.88	to	11.05
	12/31/2012	98,945	10.32	to	14.78	1,028,191	2.93	0.75	to	1.50	11.96	to	11.13
	12/31/2011	109,750	9.21	to	13.30	1,018,310	2.09	0.75	to	1.50	(8.06)	to	(8.74)
TA Janus Balanced Initial Class
	12/31/2015	13,517	13.33	to	12.67	176,516	0.90	0.60	to	1.50	(0.26)	to	(1.14)
	12/31/2014	14,014	13.36	to	12.81	184,172	0.72	0.60	to	1.50	7.39	to	6.60
	12/31/2013	12,437	12.43	to	12.02	152,521	0.79	0.75	to	1.50	18.38	to	17.51
	12/31/2012	13,018	10.50	to	10.23	135,467	-	0.75	to	1.50	11.91	to	11.08
	12/31/2011	14,331	9.38	to	9.21	133,710	0.22	0.75	to	1.50	(11.27)	to	(11.92)
TA Jennison Growth Initial Class
	12/31/2015	27,257	20.22	to	19.33	544,367	-	0.60	to	1.50	10.74	to	9.76
	12/31/2014	25,255	18.26	to	17.61	457,018	-	0.60	to	1.50	9.14	to	8.33
	12/31/2013	12,870	16.71	to	16.26	213,437	0.25	0.75	to	1.50	36.68	to	35.67
	12/31/2012	19,431	12.22	to	11.98	236,735	0.09	0.75	to	1.50	14.90	to	14.05
	12/31/2011	31,231	10.64	to	10.51	331,508	0.12	0.75	to	1.50	(1.37)	to	(2.09)
TA JPMorgan Enhanced Index Initial Class
	12/31/2015	8,697	20.79	to	23.12	187,698	0.85	0.60	to	1.50	(0.67)	to	(1.55)
	12/31/2014	11,159	20.93	to	23.48	243,243	0.88	0.60	to	1.50	13.34	to	12.50
	12/31/2013	12,885	18.45	to	20.87	247,334	0.67	0.75	to	1.50	31.53	to	30.56
	12/31/2012	10,736	14.02	to	15.99	155,812	1.10	0.75	to	1.50	15.48	to	14.62
	12/31/2011	9,043	12.14	to	13.95	113,548	1.31	0.75	to	1.50	(0.01)	to	(0.75)
TA JPMorgan Core Bond Initial Class
	12/31/2015	30,115	15.62	to	13.21	538,743	1.93	0.00	to	1.50	0.61	to	(0.87)
	12/31/2014	31,123	15.52	to	13.33	608,304	2.04	0.00	to	1.50	4.54	to	3.77
	12/31/2013	29,590	14.77	to	12.85	571,772	2.91	0.75	to	1.50	(2.57)	to	(3.29)
	12/31/2012	33,276	15.16	to	13.28	665,830	2.58	0.75	to	1.50	4.20	to	3.42
	12/31/2011	33,394	14.55	to	12.84	646,243	4.49	0.75	to	1.50	6.73	to	5.94

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA JPMorgan Mid Cap Value Initial Class
	12/31/2015	12,169	$25.38	to	$32.26	$ 350,691	0.89%	0.60%	to	0.90%	(3.32)%	to	(3.60)%
	12/31/2014	11,448	26.25	to	33.47	379,076	0.71	0.60	to	0.90	14.43	to	14.26
	12/31/2013	12,182	22.91	to	29.29	356,806	0.48	0.75	to	0.90	30.83	to	30.64
	12/31/2012	13,012	17.51	to	22.42	291,723	0.75	0.75	to	0.90	19.62	to	19.45
	12/31/2011	14,456	14.64	to	18.77	271,345	1.11	0.75	to	0.90	1.26	to	1.11
TA JPMorgan Tactical Allocation Initial Class
	12/31/2015	62,748	12.79	to	12.94	1,208,429	1.25	0.60	to	1.50	(0.70)	to	(1.58)
	12/31/2014	59,124	12.88	to	13.15	1,280,677	1.16	0.60	to	1.50	5.73	to	4.95
	12/31/2013	50,241	12.17	to	12.53	1,071,544	1.18	0.75	to	1.50	4.72	to	3.95
	12/31/2012	63,779	11.62	to	12.05	1,276,211	0.61	0.75	to	1.50	6.91	to	6.12
	12/31/2011	60,495	10.87	to	11.36	1,142,401	1.75	0.75	to	1.50	2.86	to	2.10
TA Managed Risk - Balanced ETF Initial Class
	12/31/2015	4,544	13.06	to	15.62	58,879	1.90	0.00	to	1.50	(1.50)	to	(2.95)
	12/31/2014	557	13.26	to	16.09	8,307	1.04	0.00	to	1.50	4.03	to	3.26
	12/31/2013	326	12.68	to	15.58	5,080	1.27	0.75	to	1.50	10.93	to	10.11
	12/31/2012	450	11.43	to	14.15	6,013	1.44	0.75	to	1.50	7.86	to	7.06
	12/31/2011	296	10.60	to	13.22	3,511	1.25	0.75	to	1.50	0.81	to	0.07
TA Managed Risk - Conservative ETF Initial Class
	12/31/2015	11	10.28	to	10.28	108	-	0.00	to	0.00	(0.40)	to	(0.40)
	12/31/2014(1)	-	10.32	to	1.03	-	-	0.00	to	0.00	-	to	-
TA Managed Risk - Growth ETF Initial Class
	12/31/2015	17,065	13.02	to	17.31	227,525	1.76	0.00	to	1.50	(3.17)	to	(4.60)
	12/31/2014	11,899	13.45	to	18.15	168,096	1.15	0.00	to	1.50	3.39	to	2.63
	12/31/2013	10,122	12.94	to	17.68	132,879	1.75	0.75	to	1.50	18.20	to	17.33
	12/31/2012	2,223	10.95	to	15.07	25,145	2.10	0.75	to	1.50	10.95	to	10.13
	12/31/2011	1,882	9.87	to	13.68	19,088	1.53	0.75	to	1.50	(1.59)	to	(2.32)
TA MFS International Equity Initial Class
	12/31/2015	114,712	11.15	to	17.15	1,531,910	1.78	0.60	to	1.50	(0.52)	to	(1.40)
	12/31/2014	105,159	11.21	to	17.40	1,456,934	0.97	0.60	to	1.50	(5.88)	to	(6.58)
	12/31/2013	109,175	11.89	to	18.62	1,625,328	1.08	0.75	to	1.50	17.21	to	16.35
	12/31/2012	110,540	10.15	to	16.01	1,402,161	1.72	0.75	to	1.50	21.24	to	20.34
	12/31/2011	110,232	8.37	to	13.30	1,155,020	1.23	0.75	to	1.50	(10.73)	to	(11.38)
TA Morgan Stanley Capital Growth Initial Class
	12/31/2015	74,692	25.05	to	27.64	2,225,746	-	0.60	to	1.50	11.12	to	10.14
	12/31/2014	72,160	22.55	to	25.09	2,039,183	-	0.60	to	1.50	5.21	to	4.44
	12/31/2013	70,098	21.40	to	24.03	1,894,261	0.67	0.75	to	1.50	47.15	to	46.06
	12/31/2012	73,901	14.55	to	16.45	1,356,864	-	0.75	to	1.50	14.68	to	13.83
	12/31/2011	76,621	12.68	to	14.45	1,229,846	-	0.75	to	1.50	(6.51)	to	(7.20)
TA Morgan Stanley Mid-Cap Growth Initial Class
	12/31/2015	409,143	22.74	to	25.33	8,451,138	-	0.60	to	1.50	(5.60)	to	(6.44)
	12/31/2014	458,293	24.09	to	27.07	9,337,476	-	0.60	to	1.50	(0.73)	to	(1.46)
	12/31/2013	486,729	24.24	to	27.48	9,914,918	0.80	0.75	to	1.50	38.11	to	37.09
	12/31/2012	488,088	17.55	to	20.04	7,197,597	-	0.75	to	1.50	8.27	to	7.46
	12/31/2011	531,281	16.21	to	18.65	7,246,286	0.30	0.75	to	1.50	(7.40)	to	(8.09)
TA Multi-Managed Balanced Initial Class
	12/31/2015	44,237	21.77	to	21.56	1,002,425	1.36	0.60	to	1.50	(0.38)	to	(1.27)
	12/31/2014	43,198	21.85	to	21.84	1,000,630	1.36	0.60	to	1.50	9.98	to	9.17
	12/31/2013	45,906	19.84	to	20.00	971,553	1.58	0.75	to	1.50	17.21	to	16.35
	12/31/2012	50,661	16.93	to	17.19	917,168	1.63	0.75	to	1.50	11.73	to	10.90
	12/31/2011	51,746	15.15	to	15.50	840,309	2.31	0.75	to	1.50	3.26	to	2.50

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA PIMCO Tactical - Balanced Initial Class
	12/31/2015	11,086	$12.33	to	$11.59	$ 133,759	-%	0.00%	to	1.50%	(2.27)%	to	(3.72)%
	12/31/2014	10,585	12.62	to	12.04	131,768	1.11	0.00	to	1.50	7.24	to	6.45
	12/31/2013	9,325	11.71	to	11.31	108,294	0.45	0.75	to	1.50	11.32	to	10.50
	12/31/2012	16,445	10.52	to	10.24	172,368	2.04	0.75	to	1.50	0.53	to	(0.22)
	12/31/2011	15,181	10.46	to	10.26	158,417	1.35	0.75	to	1.50	(3.92)	to	(4.62)
TA PIMCO Tactical - Conservative Initial Class
	12/31/2015	13,757	11.84	to	11.13	156,912	0.38	0.00	to	1.50	(1.77)	to	(3.22)
	12/31/2014	13,658	12.06	to	11.50	160,509	1.33	0.00	to	1.50	8.12	to	7.32
	12/31/2013	13,535	11.09	to	10.72	147,945	0.66	0.75	to	1.50	7.63	to	6.83
	12/31/2012	15,958	10.31	to	10.03	163,059	1.42	0.75	to	1.50	0.94	to	0.19
	12/31/2011	17,314	10.21	to	10.01	175,846	1.44	0.75	to	1.50	(7.84)	to	(8.52)
TA PIMCO Tactical - Growth Initial Class
	12/31/2015	31,032	11.95	to	11.23	361,453	-	0.00	to	1.50	(3.16)	to	(4.60)
	12/31/2014	31,425	12.34	to	11.77	381,826	1.76	0.00	to	1.50	5.84	to	5.06
	12/31/2013	28,865	11.60	to	11.21	332,124	0.90	0.75	to	1.50	16.16	to	15.30
	12/31/2012	26,455	9.99	to	9.72	262,474	0.82	0.75	to	1.50	0.23	to	(0.52)
	12/31/2011	25,460	9.97	to	9.77	252,590	1.44	0.75	to	1.50	(12.03)	to	(12.68)
TA PIMCO Total Return Initial Class
	12/31/2015	21,361	15.45	to	13.75	326,298	2.87	0.00	to	1.50	0.69	to	(0.80)
	12/31/2014	19,414	15.35	to	13.87	308,444	1.80	0.00	to	1.50	3.89	to	3.13
	12/31/2013	22,520	14.70	to	13.44	354,103	2.22	0.75	to	1.50	(3.27)	to	(3.99)
	12/31/2012	21,439	15.19	to	14.00	352,381	4.14	0.75	to	1.50	6.75	to	5.95
	12/31/2011	12,281	14.23	to	13.22	191,856	2.27	0.75	to	1.50	5.48	to	4.70
TA QS Investors Active Asset Allocation - Conservative Initial Class
	12/31/2015	2,627	11.33	to	10.81	28,992	1.18	0.00	to	1.50	(2.13)	to	(3.58)
	12/31/2014	2,816	11.58	to	11.21	32,067	1.01	0.00	to	1.50	3.20	to	2.43
	12/31/2013	3,790	11.16	to	10.94	42,049	1.63	0.75	to	1.50	6.49	to	5.70
	12/31/2012	3,823	10.48	to	10.35	39,931	0.34	0.75	to	1.50	6.19	to	5.40
	12/31/2011(1)	4,623	9.87	to	9.82	45,569	-	0.75	to	1.50	(1.29)	to	(1.77)
TA QS Investors Active Asset Allocation - Moderate Initial Class
	12/31/2015	7,096	11.45	to	10.93	79,618	1.11	0.00	to	1.50	(4.05)	to	(5.47)
	12/31/2014	6,448	11.94	to	11.56	76,034	0.78	0.00	to	1.50	3.11	to	2.34
	12/31/2013	3,461	11.52	to	11.29	39,619	0.75	0.75	to	1.50	10.49	to	9.67
	12/31/2012	1,815	10.43	to	10.30	18,838	0.13	0.75	to	1.50	7.90	to	7.10
	12/31/2011(1)	535	9.66	to	9.61	5,156	-	0.75	to	1.50	(3.38)	to	(3.85)
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
	12/31/2015	101,916	11.45	to	10.92	1,140,398	1.14	0.00	to	1.50	(6.38)	to	(7.76)
	12/31/2014	108,356	12.23	to	11.84	1,307,693	0.88	0.00	to	1.50	2.65	to	1.89
	12/31/2013	105,621	11.85	to	11.62	1,244,826	0.93	0.75	to	1.50	16.09	to	15.23
	12/31/2012	92,884	10.21	to	10.09	945,092	0.66	0.75	to	1.50	10.34	to	9.53
	12/31/2011(1)	87,244	9.25	to	9.21	806,317	-	0.75	to	1.50	(7.46)	to	(7.91)
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2015	150,483	30.29	to	27.08	4,519,271	1.01	0.60	to	1.50	(3.09)	to	(3.95)
	12/31/2014	160,333	31.25	to	28.20	4,995,081	0.82	0.60	to	1.50	4.44	to	3.67
	12/31/2013	173,440	29.89	to	27.20	5,189,420	0.45	0.75	to	1.50	35.30	to	34.30
	12/31/2012	93,905	22.09	to	20.25	2,077,053	0.51	0.75	to	1.50	15.52	to	14.66
	12/31/2011	77,764	19.12	to	17.66	1,493,124	0.16	0.75	to	1.50	(3.38)	to	(4.09)
TA T. Rowe Price Small Cap Initial Class
	12/31/2015	46,991	28.96	to	31.18	1,361,582	-	0.60	to	1.50	1.82	to	0.92
	12/31/2014	48,312	28.44	to	30.89	1,378,060	-	0.60	to	1.50	5.76	to	4.97
	12/31/2013	77,862	26.86	to	29.43	2,096,832	0.08	0.75	to	1.50	43.00	to	41.94
	12/31/2012	57,885	18.78	to	20.73	1,089,030	-	0.75	to	1.50	14.83	to	13.97
	12/31/2011	56,424	16.36	to	18.19	925,385	-	0.75	to	1.50	0.94	to	0.19

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015
5.	Financial Highlights (continued)

			At December 31					For the Year Ended December 31
					Unit Fair Value				Expense			Total Return***
					Corresponding to			Investment	Ratio**				Corresponding to
					Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount			Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Torray Concentrated Growth Initial Class
		12/31/2015	9,827	$24.89	to	$23.62	$ 240,115	0.50%	0.60%	to	1.50%	(2.16)%	to	(3.03)%
		12/31/2014	14,270	25.44	to	24.36	357,886	0.95	0.60	to	1.50	9.18	to	8.37
		12/31/2013	12,404	23.27	to	22.48	285,672	0.90	0.75	to	1.50	32.11	to	31.13
		12/31/2012	7,882	17.61	to	17.14	138,011	1.08	0.75	to	1.50	16.25	to	15.39
		12/31/2011	8,493	15.15	to	14.85	128,303	0.76	0.75	to	1.50	(2.99)	to	(3.71)
TA WMC US Growth Initial Class
		12/31/2015	688,881	21.68	to	22.56	15,428,090	0.73	0.00	to	1.50	6.85	to	5.27
		12/31/2014	692,624	20.29	to	21.43	15,418,386	0.89	0.00	to	1.50	10.28	to	9.46
		12/31/2013	713,760	18.31	to	19.58	14,623,817	1.04	0.75	to	1.50	31.48	to	30.51
		12/31/2012	750,907	13.93	to	15.00	11,719,044	0.31	0.75	to	1.50	12.32	to	11.49
		12/31/2011	787,170	12.40	to	13.46	10,958,246	0.37	0.75	to	1.50	(4.45)	to	(5.15)
5.	Financial Highlights (continued)

	(1)	See footnote 1

	*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

	**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

	***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.  Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.  A daily charge equal to an annual rate ranging from 0.00% to 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.  Charges reflected above are those currently assessed and may be subject to change.  Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2015

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. ("TCI"), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indrect wholly owned subsidiary of AEGON N.V..  TCI distributes TFLIC's products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1.  These investments include funds managed by Transamerica Asset Management, Inc. ("TAM").  Transamerica Fund Services, Inc. ("TFS") serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC ("AAM") serves as a sub-advisor for certain funds managed by TAM.  TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of AEGON N.V..  Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both.  The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.
Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

[PricewaterhouseCoopers LLP]
Independent Auditor's Report

To the Board of Directors of
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Financial Life Insurance Company, which comprise the statutory balance sheet as of December 31, 2015 and 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.  The accompanying Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance as of December 31, 2015 and 2014 and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements.  The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements.  The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.  As a consequence, the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2015 and 2014 and for the years then ended.  The  Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 26, 2016

Report of Independent Auditors

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company, which comprise the statement of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2013, and the related notes to the financial statements. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor's responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the results of operations or cash flows of Transamerica Financial Life Insurance Company for the year ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Transamerica Financial Life Insurance Company for the year ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2015	2014
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$ 319,700	$ 261,996
Bonds	6,851,692	7,325,731
Preferred stocks	3,269	3,730
Common stocks:
Affiliated entities (cost: 2015 - $4,227;
2014 - $4,249)	3,573	3,888
Unaffiliated entities (cost: 2015 - $134;
2014 - $201)	124	332
Mortgage loans on real estate	950,309	730,305
Policy loans	119,525	116,393
Receivables for securities	1,328	–
Securities lending reinvested collateral assets	433,653	471,292
Derivatives	63,966	49,056
Receivables for derivatives cash collateral posted to counterparty	12,353	158
Other invested assets	192,035	71,857
Total cash and invested assets	8,951,527	9,034,738

Due and accrued investment income	86,000	86,164
Premiums deferred and uncollected	16,461	12,966
Current federal income tax recoverable	12,143	4,439
Net deferred income tax asset	54,458	49,413
Reinsurance receivable	18,233	12,419
Accounts receivable	17,300	54,117
Other admitted assets	9,582	9,701
Separate account assets	22,369,554	21,835,303
Estimated premium tax offset on the provision for future
guarantee fund assessments	19	20
Total admitted assets	$ 31,535,277	$ 31,099,280

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

	December 31
	2015	2014
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$ 1,116,951	$ 1,155,400
Annuity	5,775,613	5,953,030
Accident and health	152,756	134,558
Policy and contract claim reserves:
Life	17,125	14,457
Annuity	937	567
Accident and health	32,821	20,505
Liability for deposit-type contracts	59,701	62,204
Other policyholders' funds	1,478	1,260
Remittances and items not allocated	144,319	278,068
Payable for derivative cash collateral	28,953	9,127
Asset valuation reserve	117,572	112,003
Interest maintenance reserve	68,341	80,297
Reinsurance in unauthorized reinsurers	2,956	488
Commissions and expense allowances payable on
reinsurance assumed	12,327	9,760
Payable to parent, subsidiaries and affiliates	26,231	20,647
Payable for securities	79,477	1
Payable for securities lending	433,653	471,292
Borrowed money	31,526	75,038
Transfers from separate accounts due or accrued	(195,550)	(171,852)
Amounts withheld or retained	12,336	9,361
Derivatives	46,478	39,649
Deferred gain on assumption of reinsurance transaction	10,709	13,134
Taxes, licenses and fees due or accrued	2,034	3,028
Other liabilities	19,595	14,266
Separate account liabilities	22,369,552	21,835,295
Total liabilities	30,367,891	30,141,583

Capital and surplus:
Common stock, $125 per share par value, 17,142 shares
authorized, issued and outstanding	2,143	2,143
Preferred stock, $10 per share par value, 45,981 shares
authorized, issued and outstanding	460	460
Surplus notes	150,000	150,000
Paid-in surplus	933,659	933,659
Special surplus	8,653	8,759
Unassigned surplus	72,471	(137,324)
Total capital and surplus	1,167,386	957,697
Total liabilities and capital and surplus	$ 31,535,277	$ 31,099,280

     See accompanying notes

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)
	Year Ended December 31
	2015	2014	2013
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$ 163,715	$ 145,665	$ 142,076
Annuity	5,524,045	5,180,015	5,023,268
Accident and health	125,234	113,966	83,115
Net investment income	401,084	410,350	414,751
Amortization of interest maintenance reserve	14,464	16,342	17,956
Commissions and expense allowances on reinsurance
ceded	76,294	50,250	61,037
Income from fees associated with investment management,
administration and contract guarantees for separate accounts	178,533	168,948	150,472
Consideration on reinsurance transaction	–	820	770
Income from fees associated with investment management and
administration for general account	60,118	38,954	32,592
Other income	37,333	33,990	36,433
	6,580,820	6,159,300	5,962,470
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	150,930	125,841	115,224
Annuity benefits	127,894	124,851	124,103
Surrender benefits	5,009,782	5,462,477	4,309,760
Other benefits	9,958	10,037	9,518
Increase (decrease) in aggregate reserves for policies
and contracts:
Life	67,393	304,220	74,181
Annuity	(282,017)	(456,213)	(440,889)
Accident and health	15,812	3,482	5,530
	5,099,752	5,574,695	4,197,427
Insurance expenses:
Commissions	185,806	183,813	163,056
General insurance expenses	148,335	152,242	127,477
Taxes, licenses and fees	13,337	10,334	7,504
Net transfers to separate accounts	783,118	101,563	1,129,708
Experience refunds	100	567	450
Interest on surplus notes	9,375	9,375	9,375
Other benefits	(4,328)	(3,819)	(3,347)
	1,135,743	454,075	1,434,223
Total benefits and expenses	6,235,495	6,028,770	5,631,650
Gain from operations before dividends to policyholders,
federal income tax expense and net realized capital
losses on investments	$ 345,325	$ 130,530	$ 330,820

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013

Gain from operations before federal income tax expense
and net realized capital losses on investments	$ 345,325	$ 130,530	$ 330,820
Federal income tax expense	54,965	73,027	16,757
Gain from operations before net realized capital
losses on investments	290,360	57,503	314,063
Net realized capital losses on investments (net of related
federal income taxes and amounts transferred to/from
interest maintenance reserve)	(30,484)	(33,574)	(69,025)
Net income	$ 259,876	$ 23,929	$ 245,038

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and
Surplus – Statutory Basis
(Dollars in Thousands)

			Aggregate
			Write-ins
			for Other					Total
	Common	Preferred	than Special	Surplus	Paid-in	Special	Unassigned	Capital and
	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Deficit	Surplus

Balance at January 1, 2013	$ 2,143	$ 460	$ –	$ 150,000	$ 933,659	$ 6,660	$ (178,783)	$ 914,139
Net Income	–	–	–	–	–	1,425	243,613	245,038
Change in net unrealized capital gains and
losses, net of tax	–	–	–	–	–	–	(44,463)	(44,463)
Change in nonadmitted assets							(10,887)	(10,887)
Change in asset valuation reserve	–	–	–	–	–	–	(12,132)	(12,132)
unauthorized companies	–	–	–	–	–	–	30	30
Other changes in surplus in separate account
statement	–	–	–	–	–	–	2	2
Change in net deferred income tax
asset	–	–	–	–	–	–	(44,355)	(44,355)
Change in surplus as result of
reinsurance	–	–	–	–	–	–	(14,664)	(14,664)
Correction of error-asset valuation reserve	–	–	–	–	–	–	(5,080)	(5,080)
Balance at December 31, 2013	$ 2,143	$ 460	$ –	$ 150,000	$ 933,659	$ 8,085	$ (66,719)	$ 1,027,628
Net income	–	–	–	–	–	674	23,255	23,929
Change in net unrealized capital gains and
losses, net of tax	–	–	–	–	–	–	41,844	41,844
Change in net unrealized foreign capital
gains and losses, net of tax	–	–	–	–	–	–	36	36
Change in nonadmitted assets	–	–	–	–	–	–	(44,910)	(44,910)
Change in asset valuation reserve	–	–	–	–	–	–	24,045	24,045
Surplus withdrawn from separate
account	–	–	–	–	–	–	(1)	(1)
Change in net deferred income tax
asset	–	–	–	–	–	–	42,825	42,825
Change in surplus as result of
reinsurance	–	–	–	–	–	–	(8,281)	(8,281)
Dividends to stockholders	–	–	–	–	–	–	(150,000)	(150,000)
Change in reserve on accunt of change in
valuation basis	–	–	–	–	–	–	582	582
Balance at December 31, 2014	$ 2,143	$ 460	$ –	$ 150,000	$ 933,659	$ 8,759	$ (137,324)	$ 957,697

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

			Aggregate
			Write-ins
			for Other				Unassigned	Total
	Common	Preferred	than Special	Surplus	Paid-in	Special	(Deficit)	Capital and
	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus	Surplus

Balance at December 31, 2014	$ 2,143	$ 460	$ –	$ 150,000	$ 933,659	$ 8,759	$ (137,324)	$ 957,697
Net income	–	–	–	–	–	(106)	259,982	259,876
Change in net unrealized capital
gains/losses, net of tax	–	–	–	–	–	–	2,413	2,413
Change in net deferred income tax
asset	–	–	–	–	–	–	(22,410)	(22,410)
Change in other nonadmitted
assets	–	–	–	–	–	–	13,526	13,526
Change in provision for reinsurance in
unauthorized companies	–	–	–	–	–	–	(2,468)	(2,468)
Change in reserve on account of
change in valuation basis	–	–	–	–	–	–	(1,142)	(1,142)
Change in asset valuation reserve	–	–	–	–	–	–	(5,569)	(5,569)
Change in surplus in separate
accounts	–	–	–	–	–	–	(2)	(2)
Change in surplus as a result of
reinsurance	–	–	–	–	–	–	(34,253)	(34,253)
Cumulative effect of changes in
accounting principles	–	–	–	–	–	–	(282)	(282)
Balance at December 31, 2015	$ 2,143	$ 460	$ –	$ 150,000	$ 933,659	$ 8,653	$ 72,471	$ 1,167,386

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013
Operating activities
Premiums collected, net of reinsurance	$ 5,809,547	$ 5,437,362	$ 5,249,674
Net investment income received	408,238	421,203	421,022
Miscellaneous income	315,661	287,549	271,538
Benefit and loss related payments	(5,288,477)	(5,724,166)	(4,555,530)
Net transfers to separate accounts	(806,817)	(141,346)	(1,148,784)
Commissions, expenses paid and
aggregate write-ins for deductions	(352,330)	(355,492)	(349,590)
Federal income taxes paid	(66,187)	(88,377)	(50,334)
Net cash provided by (used in) operating activities	19,635	(163,267)	(162,004)

Investing activities
Proceeds from investments sold, matured
or repaid:
Bonds	2,273,822	1,517,656	1,393,329
Common stocks	22	2,000	4,196
Preferred stocks	1,538	–	1,002
Mortgage loans	146,025	118,566	130,224
Other invested assets	43,477	29,682	12,460
Payable for securities	79,476	–	–
Securities lending reinvested collateral assets	37,639	–	–
Miscellaneous proceeds	1,752	6,006	1,444
Total investment proceeds	2,583,751	1,673,910	1,542,655

Costs of investments acquired:
Bonds	(1,819,135)	(1,126,261)	(1,599,874)
Common stocks	–	(100)	(187)
Preferred stocks	–	(2,024)	(1,245)
Mortgage loans	(365,923)	(297,607)	(137,041)
Other invested assets	(167,119)	(6,139)	(16,237)
Securities lending reinvested collateral assets	–	(40,614)	(172,535)
Miscellaneous applications	(33,830)	(25,971)	(69,054)
Total cost of investments acquired	(2,386,007)	(1,498,716)	(1,996,173)
Net increase in policy loans	(3,132)	(2,180)	(1,041)
Net cost of investments acquired	(2,389,139)	(1,500,896)	(1,997,214)
Net cash provided by (used in) investing activities	194,612	173,014	(454,559)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2015	2014	2013

Financing and miscellaneous activities
Net withdrawals on deposit-type contracts
and other insurance liabilities	$ (1,266)	$ (869)	$ (525)
Net change in:
Borrowed funds	(43,385)	54,845	(47,219)
Funds withheld under reinsurance treaties with
unauthorized reinsurers	–	(347)	147
Receivable from parent, subsidiaries and affiliates	–	–	87,032
Payable to parent, subsidiaries and affiliates	5,583	20,137	365
Payable for securities lending	(37,639)	40,614	172,535
Other cash (used) provided	(79,836)	140,854	(55,107)
Dividends paid to stockholders	–	(150,000)	–
Net cash (used in) provided by financing and
miscellaneous activities	(156,543)	105,234	157,228

Net increase (decrease) in cash, cash
equivalents and short-term investments	57,704	114,981	(459,335)

Cash, cash equivalents and short-term investments:
Beginning of year	261,996	147,015	606,350
End of year	$ 319,700	$ 261,996	$ 147,015

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Transamerica Corporation (TA Corp) and minority owned by Transamerica Life Insurance Company (TLIC).  Both TA Corp and TLIC are indirect, wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

All outstanding shares of the Company are owned by TA Corp (87.9%), a holding company domiciled in the State of Delaware and TLIC (12.1%), an insurance company domiciled in the State of Iowa. On December 31, 2015, AEGON USA, LLC merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

On July 1, 2014, the Company completed a merger with Transamerica Advisors Life Insurance Company of New York (TALICNY), which was wholly-owned by AEGON. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALICNY were carried forward to the merged company.  As a result of the merger, TALICNY's common stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALICNY into the Company, TA Corp received a proportionate number of TFLIC shares equal in value to the fair market value of TALICNY relative to the fair market value of the combined companies. Specifically, TA Corp received 676 shares of the Company's common stock and 1,806 shares of the Company's preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Summarized audited financial information for the Company and TALICNY presented separately for periods prior to the merger is as follows:

	Six Months
	Ended	Year Ended
	June 30	December 31
	2014	2013
	Unaudited
Revenues:
Company	$ 3,123,469	$ 5,940,044
TALICNY	11,188	22,426
Merger Reclassification	–	–
	$ 3,134,657	$ 5,962,470

Net income:
Company	$ 67,834	$ 226,143
TALICNY	4,077	18,895
Merger Reclassification	–	–
	$ 71,911	$ 245,038

	June 30	December 31
	2014	2013
	Unaudited
Assets:
Company	$ 30,565,929	$ 29,402,391
TALICNY	760,664	774,375
Merger Reclassification	–	601
	$ 31,326,593	$ 30,177,367

Liabilities:
Company	$ 29,536,446	$ 28,467,814
TALICNY	664,467	681,925
Merger Reclassification	–	–
	$ 30,200,913	$ 29,149,739

Capital and surplus:
Company	$ 1,029,483	$ 934,577
TALICNY	96,197	92,450
Merger Reclassification	–	601
	$ 1,125,680	$ 1,027,628

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company's products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.  Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If high credit quality securities are adjusted, the retrospective method is used.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP.  Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties.  Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries:  Investments in subsidiaries, controlled and affiliated companies (SCA) companies are state in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual.

Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes:  The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.  Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill:  Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes:  Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities:  For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company's balance sheet.  Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value.  Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost.  Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)                                  $3,146
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)      $5,422

The financial statements for these entities are not audited.  Instead, under the look-through approach, the Company is using the value of the underlying investments owned by these entities, limited to those investments for which audited financial statements are obtained. All liabilities, commitments, contingencies, guarantees or obligations of these entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in REAP 2 and REAP 4 HR, if not already recorded in their financial statements.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships.  The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.  The carrying value is amortized over the life of the investment.  Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other "admitted assets" are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due.  At December 31, 2015 and 2014, the Company excluded investment income due and accrued of $410 and $546, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations.  On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value).  Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value).  Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date.   Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument.  For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the company has issued minimum guarantee insurance contracts linked to an index.  These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor's (S&P) or other index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index).  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global equity market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products.  These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.  The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset.  The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame.  Generally, a premium is received by the Company on a periodic basis and recognized in investment income.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.  Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses.  The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans.  The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments.  The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios.  The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder.  Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect.  Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company's statements of operations as a component of net transfers from separate accounts.

The Company received variable contract premiums of $4,948,619, $4,687,960 and $4,481,938 in 2015, 2014 and 2013, respectively.  In addition, the Company received $178,533, $168,948, and $150,473 in 2015, 2014 and 2013, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types:  non-indexed guaranteed and nonguaranteed.  Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts.  Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations.  Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks.  The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves.  For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts.  An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.  These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2015
2015	$ -	$ 74,428	$ 34,235	$ 40,193
2014 and prior	43,111	(7,098)	28,230	7,783
	43,111	$ 67,330	$ 62,465	47,976
Active life reserve	111,952			137,601
Total accident and health
reserves	$ 155,063			$ 185,577

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2014
2014	$ -	$ 66,785	$ 33,016	$ 33,769
2013 and prior	34,213	(3,470)	21,401	9,342
	34,213	$ 63,315	$ 54,417	43,111
Active life reserve	108,146			111,952
Total accident and health
reserves	$ 142,359			$ 155,063

The Company's unpaid claims reserve was decreased by $7,098 and $3,470 for the years ended December 31, 2015 and 2014, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2015 and 2014 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2015 and 2014 was $696 and $740, respectively.  The Company incurred $1,268 and paid $1,312 of claim adjustment expenses during 2015, of which $657 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,821 and paid $1,821 of claim adjustment expenses during 2014, of which $919 of the paid amount was attributable to insured or covered events of prior years.  The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2015 or 2014.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.  Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40.  The adoption of this guidance did not impact the financial position and results of operations of the Company.

Effective December 31, 2014, the Company adopted revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA).  Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP.  The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06:  Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106.  The adoption of this standard did not impact the Company's results of operations or financial position.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB.  The adoption of this revision did not impact the Company's financial position or results of operations, as the company has no FHLB agreements.

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable.  The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89.  This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures.  SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89.  In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants.  The adoption of these standards did not impact the Company's results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan.  See Note 11 for further discussion of the Company's pension plan and other postretirement plans as sponsored by TA Corp.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.  The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring.  These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors' Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what  constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses.  The adoption of this revision did not impact the financial position or results of operations of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company's guaranteed separate accounts.  As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP.  There is no impact to the Company's income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table.  This resulted in a decrease to reserves of $918 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.  Related to this change were decreases in the deferred premium asset of $274 and the uncollected premium asset of $7.  These amounts were charged to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business.  A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach.  This change resulted in an increase in life reserves of $2,386 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

During 2015, the Company identified simplifications and mapping errors in some of the valuation mortality tables used for the calculation of reinsurance reserve credits on certain universal life policies.  The change in valuation process resulted in a decrease to reserves of $325 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.

During 2013, the Company discovered an investment in a guaranteed investment contract within the Company's separate account was not included in the calculation of the AVR as of December 31, 2012.  The impact of this omission was an understatement of the asset valuation reserve and overstatement of capital and surplus of $5,080 as of December 31, 2012.  This was corrected in 2013 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques.  These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100 - Fair Value Measurements.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.  Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources:  indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets:  The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date.  The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions.  The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument.  If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments.  The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note.  However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.  For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities:  Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations.  For those liabilities that are short in duration, carrying amount approximates fair value.  For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.  These are included in the Investment Contract Liabilities.

Surplus Notes:  Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2015 and 2014, respectively:

		December 31
		2015
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 171,797	$ 171,797	$ –	$ 171,797	$ –	$ –
Short-term notes receivable from affiliates	175,000	175,000	–	175,000	–	–
Bonds	7,076,222	6,851,692	683,277	6,206,728	186,217	–
Preferred stocks, other than affiliates	3,340	3,269	–	3,340	–	–
Common stocks, other than affiliates	124	124	124	–	–	–
Mortgage loans on real estate	960,243	950,309	–	–	960,243	–
Other invested assets	23,822	20,905	–	23,379	443	–
Interest rate swaps	51,173	51,173	–	47,855	3,318	–
Currency swaps	1,734	1,817	–	1,734	–	–
Credit default swaps	7,753	5,704	–	7,753	–	–
Equity swaps	5,272	5,272	–	5,272	–	–
Policy loans	119,525	119,525	–	119,525	–	–
Securities lending reinvested collateral	433,646	433,653	–	433,646	–	–
Separate account assets	22,336,195	22,366,990	14,045,139	8,290,423	633	–

Liabilities
Investment contract liabilities	5,231,355	5,142,489	–	2,072	5,229,283	–
Interest rate swaps	28,933	40,826	–	28,933	–	–
Credit default swaps	61	4,473	–	61	–	–
Equity swaps	1,179	1,179	–	1,179	–	–
Payable to parent, subsidiaries
and affiliates	26,231	26,231	–	26,231	–	–
Separate account annuity liabilities	21,855,736	21,855,772	–	15,793,441	6,062,295	–
Surplus notes	174,579	150,000	–	174,579	–	–

		December 31
		2014
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 232,357	$ 232,357	$ –	$ 232,357	$ –	$ –
Bonds	7,865,779	7,325,731	836,240	6,869,575	159,964	–
Preferred stocks, other than affiliates	4,889	3,730	–	4,889	–	–
Common stocks, other than affiliates	332	332	332	–	–	–
Mortgage loans on real estate	757,492	730,305	–	–	757,492	–
Other invested assets	29,129	25,324	–	28,338	791	–
Interest rate swaps	39,431	39,431	–	39,431	–	–
Currency swaps	838	1,140	–	838	–	–
Credit default swaps	10,358	7,404	–	10,358	–	–
Equity swaps	1,081	1,081	–	1,081	–	–
Policy loans	116,393	116,393	–	116,393	–	–
Securities lending reinvested collateral	471,274	471,292	–	471,274	–	–
Separate account assets	21,856,256	21,835,310	13,108,945	8,739,762	7,549	–

Liabilities
Investment contract liabilities	5,347,768	5,301,532	–	1,320	5,346,448	–
Interest rate swaps	24,119	32,052	–	24,119	–	–
Currency swaps	11	11	–	11	–	–
Credit default swaps	(4,234)	4,224	–	(4,234)	–	–
Equity Swaps	3,363	3,363	–	3,363	–	–
Payable to parent, subsidiaries
and affiliates	20,647	20,647	–	20,647	–	–
Separate account annuity liabilities	21,344,793	21,337,665	–	15,146,697	6,198,099	–
Surplus notes	171,785	150,000	–	171,785	–	–

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2015 and 2014:

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$ –	$ 394	$ 1,630	2,024
Total bonds	–	394	1,630	2,024
Common stock
Industrial and miscellaneous	124	–	–	124
Total common stock	124	–	–	124
Short-term investments and cash equivalents
Government	–	1	–	1
Industrial and miscellaneous	–	44,097	–	44,097
Money market mutual fund	–	112,007	–	112,007
Sweep accounts	–	15,692	–	15,692
Total short-term	–	171,797	–	171,797
Securities lending reinvested collateral	–	290,629	–	290,629
Derivative assets	–	53,127	3,318	56,445
Separate account assets	14,026,711	2,211,504	–	16,238,215
Total assets at fair value	$ 14,026,835	$ 2,727,451	$ 4,948	$ 16,759,234
Liabilities:
Derivative liabilities	$ –	$ 34,605	$ –	$ 34,605
Total liabilites at fair value	$ –	$ 34,605	$ –	$ 34,605

	2014
	Level 1	Level 2	Level 3	Total
Assets:
Industrial and miscellaneous	$ –	$ –	$ 8,435	$ 8,435
Total bonds	–	–	8,435	8,435
Common stock
Industrial and miscellaneous	332	–	–	332
Total common stock	332	–	–	332
Short-term investments and cash equivalents
Government	–	1	–	1
Industrial and miscellaneous	–	144,581	–	144,581
Money market mutual fund	–	80,079	–	80,079
Sweep accounts	–	7,696	–	7,696
Total short-term	–	232,357	–	232,357
Securities lending reinvested collateral	–	356,994	–	356,994
Derivative assets	–	41,350	–	41,350
Separate account assets	13,108,945	2,414,079	–	15,523,024
Total assets at fair value	$ 13,109,277	$ 3,044,780	$ 8,435	$ 16,162,492
Liabilities:
Derivative liabilities	$ –	$ 27,493	$ –	$ 27,493
Total liabilites at fair value	$ –	$ 27,493	$ –	$ 27,493

Bonds classified in Level 2 are valued using inputs from third-party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other marketable observable data or internal modeling which utilize significant inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third-party pricing services or are valued and classified in the same way as general account assets (described above).

During 2015 and 2014, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2015 and 2014:

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2015	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$ 349	$ –	$ –	$ (62)	$ 48
Other	8,086	–	5,838	(383)	142
Derivatives	–	–	–	–	–
Total	$ 8,435	$ –	$ 5,838	$ (445)	$ 190

Balance at
December 31,
	Purchases	Issuances	Sales	Settlements	2015
Bonds
RMBS	$ –	$ –	$ –	$ –	$ 335
Other	–	–	–	712	1,295
Derivatives	3,318	–	–	–	3,318
Total	$ 3,318	$ –	$ –	$ 712	$ 4,948

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2014	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$ 427	$ –	$ –	$ 23	$ (101)
Other	9,287	3,278	–	(1,515)	(261)
Total	$ 9,714	$ 3,278	$ –	$ (1,492)	$ (362)

Balance at
December 31,
	Purchases	Issuances	Sales	Settlements	2014
Bonds
RMBS	$ –	$ –	$ –	$ –	$ 349
Other	–	–	–	2,703	8,086
Total	$ –	$ –	$ –	$ 2,703	$ 8,435

The Company's policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers out for bonds were the results of securities being carried at fair value at December 31, 2014, subsequently changing to being carried at amortized cost during 2015.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2013, subsequently changing to being carried at fair value during 2014.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses Less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2015
Unaffiliated bonds:
United States Government and
agencies	$ 590,717	$ 77,946	$ 2,029	$ 5,365	$ 661,268
State, municipal and other
government	124,262	8,764	462	3,547	129,017
Hybrid securities	97,931	1,868	13,727	3,438	82,634
Industrial and miscellaneous	4,682,570	238,251	56,816	68,292	4,795,714
Mortgage and other asset-backed
securities	1,356,212	63,921	8,142	4,402	1,407,589
	6,851,692	390,750	81,176	85,044	7,076,222
Unaffiliated preferred stocks	3,269	138	–	68	3,340
	$ 6,854,961	$390,888	$ 81,176	$ 85,112	$ 7,079,562

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses Less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2014
Unaffiliated bonds:
United States Government and
agencies	$ 717,653	$114,442	$ 2,450	$ 703	$ 828,942
State, municipal and other
government	136,587	11,466	9,136	122	138,795
Hybrid securities	99,959	6,050	5,979	795	99,235
Industrial and miscellaneous	4,969,699	388,556	15,749	23,746	5,318,760
Mortgage and other asset-backed
securities	1,401,833	89,265	10,199	852	1,480,047
	7,325,731	609,779	43,513	26,218	7,865,779
Unaffiliated preferred stocks	3,730	1,159	–	–	4,889
	$ 7,329,461	$610,938	$ 43,513	$ 26,218	$ 7,870,668

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 115 and 125 securities with a carrying amount of $600,374 and $707,205 and an unrealized loss of $81,176 and $43,513 with an average price of 86.5 and 93.9 (fair value/amortized cost).  Of this portfolio, 77.25% and 90.89% were investment grade with associated unrealized losses of $49,579 and $28,814, respectively.

At December 31, 2015 and 2014, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 396 and 150 securities with a carrying amount of $1,852,998 and $671,249 and an unrealized loss of $85,112 and $26,218 with an average price of 95.4 and 96.1 (fair value/amortized cost).  Of this portfolio, 86.48% and 70.75% were investment grade with associated unrealized losses of $52,689 and $13,140, respectively.

At December 31, 2015 and 2014, the Company did not hold any common stocks that had been in continuous loss position for greater than or equal to twelve months.

At December 31, 2015, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 1 security with a cost of $134 and an unrealized loss of $10 with an average price of 92.9(fair value/cost). At December 31, 2014, the Company did not hold any common stocks that had been in a continuous loss position for less than twelve months.

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2015 and 2014 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2015

Unaffiliated bonds:
United States Government and agencies	$ 97,431	$ 97,938	$ 195,369
State, municipal and other government	3,306	34,287	37,593
Hybrid securities	35,431	20,666	56,097
Industrial and miscellaneous	249,044	1,244,210	1,493,254
Mortgage and other asset-backed securities	133,986	368,829	502,815
	$ 519,198	$ 1,765,930	$ 2,285,128

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2014

Unaffiliated bonds:
United States Government and agencies	$ 145,124	$ 58,874	$ 203,998
State, municipal and other government	7,312	873	8,185
Hybrid securities	19,625	22,758	42,383
Industrial and miscellaneous	295,244	484,039	779,283
Mortgage and other asset-backed securities	196,386	78,489	274,875
	$ 663,691	$ 645,033	$ 1,308,724

The carrying amount and estimated fair value of bonds at December 31, 2015, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$ 179,070	$ 181,173
Due after one year through five years	2,219,761	2,307,553
Due after five years through ten years	1,488,269	1,472,485
Due after ten years	1,608,380	1,707,422
	5,495,480	5,668,633
Mortgage and other asset-backed securities	1,356,212	1,407,589
	$ 6,851,692	$ 7,076,222

The following structured notes were held at December 31, 2015:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$ 1,462	$ 1,397	$ 1,463	NO
912810QV3	39,979	37,504	42,153	NO
912810RA8	49,933	52,729	51,700	NO
912810RL4	9,957	9,810	10,042	NO
912810RL4	14,936	14,715	15,063	NO
Total	$ 116,267	$ 116,155	$ 120,421

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Energy Sector

At December 31, 2015, the Company's Energy sector portfolio had investments in an unrealized loss position which had a fair value of $259,503 and a carrying value of $307,423, resulting in a gross unrealized loss of $47,920. The Energy Industry sector encompasses various sub-sectors including integrated oil and gas producers, independent oil and gas producers, midstream processing and transport, oil field services and drilling, and refining. The majority of the gross unrealized loss relates to midstream processing and transport, independent oil and gas producers, as well as oil field services and drilling.

Falling oil prices, and continued low natural gas prices, have reduced cash flow for upstream oil and gas producers. Oil field service and drilling companies have been pressured by the prospect of margin pressure resulting from new capacity additions and the prospect of lower capital spending by their upstream client base. Commodity price pressure stems from strong non-Organization of the Petroleum Countries (OPEC) supply growth, softening global demand, and shifting OPEC policy.  Companies have responded with capital spending and cost reduction programs, but cash flow and credit metrics continue to weaken.  Some issuers have also initiated debt exchange offers that have put additional pressure on security pricing.  Midstream processing and transport companies have begun to be impacted by weaker volume growth, higher capital costs, counterparty concerns, and in some cases, commodity price exposure. Refiners have seen positive near term impacts from lower feedstock costs and stronger demand.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be other-than-temporarily impaired as of December 31, 2015.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2015 and 2014.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2015
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 13,287	$ 890	$ 12,397	$ 11,082
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	14,183	1,751	12,433	11,025
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	1,356	631	724	664
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	–	–	–	–
Aggregate total	$ 28,826	$ 3,272	$ 25,554	$ 22,771

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2014
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 12,087	$ 1,432	$ 10,655	$ 10,663
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	4,546	48	4,498	4,187
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	28,210	308	27,902	26,600
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	16,062	2,099	13,963	12,937
Aggregate total	$ 60,905	$ 3,887	$ 57,018	$ 54,387

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2013
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 33,255	$ 937	$ 32,318	$ 26,145
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	12,311	571	11,740	11,175
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	16,824	1,426	15,398	12,815
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	30,853	1,080	29,773	27,584
Aggregate total	$ 93,243	$ 4,014	$ 89,229	$ 77,719

The following loan-backed and structured securities were held at December 31, 2015, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which OTTI Occurred
52522QAM4	$ 10,293	$ 10,149	$ 144	$ 10,149	$ 9,027	1Q 2015
81744FDQ7	696	485	211	485	514	1Q 2015
81744FFD4	267	115	152	115	155	1Q 2015
20404#AB2	487	402	85	402	346	1Q 2015
20404#AE6	544	452	92	452	388	1Q 2015
20404@AB4	1,000	794	206	794	652	1Q 2015
52522QAM4	9,923	9,898	26	9,898	8,810	2Q 2015
75970QAH3	565	562	3	562	559	2Q 2015
22545DAH0	2,280	727	1,553	727	727	2Q 2015
81744FFC6	1,415	1,246	169	1,246	929	2Q 2015
65536PAA8	174	172	1	172	132	3Q 2015
75970QAH3	553	552	1	552	532	3Q 2015
22545DAH0	629	–	629	–	–	3Q 2015
			$ 3,272

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2015 and 2014 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$8,971	$4,402
The aggregate related fair value of securities with unrealized losses	135,616	368,829

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2014
The aggregate amount of unrealized losses	$11,123	$1,274
The aggregate related fair value of securities with unrealized losses	198,476	84,835

Detail of net investment income is presented below:

	Year Ended December 31
	2015	2014	2013
Income:
Bonds	$ 333,020	$ 358,641	$ 364,956
Preferred stocks	198	194	123
Mortgage loans on real estate	37,235	37,297	32,624
Policy loans	7,211	7,107	6,616
Cash, cash equivalents and
short-term investments	479	244	448
Derivatives	18,678	17,636	18,516
Other invested assets	2,183	3,742	2,873
Other	19,310	38	1,953
Gross investment income	418,314	424,899	428,109
Less investment expenses	17,230	14,549	13,358
Net investment income	$ 401,084	$ 410,350	$ 414,751

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2015	2014	2013

Proceeds	$ 1,835,590	$ 1,024,169	$ 1,151,870

Gross realized gains	$ 26,268	$ 12,628	$ 17,005
Gross realized losses	(31,950)	(15,724)	(6,930)
Net realized capital (losses) gains	$ (5,682)	$ (3,096)	$ 10,075

Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2015, 2014 and 2013 of $8,067, $3,999 and $4,299, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2015	2014	2013

Bonds	$ (14,825)	$ (7,095)	$ 5,885
Preferred stocks	1,077	–	(110)
Common stocks	(68)	522	74
Mortgage loans on real estate	21	–	(123)
Cash, cash equivalents and short-term investments	(11)	1	3
Derivatives	(18,751)	(25,808)	(66,787)
Other invested assets	8,099	7,828	4,140
	(24,458)	(24,552)	(56,918)
Federal income tax effect	(3,518)	(5,405)	(4,412)
Transfer to interest maintenance reserve	(2,507)	(3,617)	(7,695)
Net realized capital losses on investments	$ (30,483)	$ (33,574)	$ (69,025)

At December 31, 2015 and 2014, the Company had no recorded investment in restructured securities. The capital gains (losses) taken as a direct result of restructures in 2015, 2014 and 2013 were $0, $0 and $(16), respectively. The Company often has other-than-temporarily impaired a security prior to the restructure date.  These other-than-temporary impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2015	2014	2013

Bonds	$(2,493)	$ 7,613	$ 1,542
Common stocks	(140)	(208)	(825)
Affiliated entities	(294)	(366)	(754)
Derivatives	9,972	40,517	(67,633)
Other invested assets	(8,190)	(4,548)	(330)
Change in unrealized capital gains (losses), before taxes	(1,145)	43,008	(68,000)
Taxes on unrealized capital gains (losses)	(3,558)	1,124	23,536
Change in unrealized capital gains (losses), net of tax	$ 2,413	$ 41,884	$ (44,464)

The credit quality of mortgage loans by type of property for the year ended December 31, 2015 was as follows:

	Farm	Commercial	Total
AAA - AA	$ –	$ 388,986	$ 388,986
A	7,828	508,951	516,779
BBB	2,572	39,235	41,807
BB	–	2,736	2,736
	$ 10,400	$ 939,908	$ 950,308

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan.  The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value.  The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible.  Information supporting the credit risk rating process is updated at least annually.

During 2015, the Company issued mortgage loans with a maximum interest rate of 5.30% and a minimum interest rate of 3.51% for commercial loans. During 2014, the Company issued mortgage loans with a maximum interest rate of 8.00% and a minimum interest rate of 3.48% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2015 at the time of origination was 73.00%.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 76.00%. During 2015 and 2014, the Company did not reduce the interest rate on any outstanding mortgage loan.

The following tables provide the age analysis of mortgage loans aggregated by type:

December 31, 2015				Residential		Commercial
			Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
	(a)	Current	$ 7,828	$ –	$ –	$ –	$ 937,916	$ 1,992	$ 947,736
	(b)	30-59 Days Past Due	2,572	–	–	–	–	–	2,572
	(c)	60-89 Days Past Due	–	–	–	–	–	–	–
	(d)	90-179 Days Past Due	–	–	–	–	–	–	–
	(e)	180+ Days Past Due	–	–	–	–	–	–	–

December 31, 2014				Residential		Commercial
			Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
	(a)	Current	$ 8,238	$ –	$ –	$ –	$ 717,168	$ 2,247	$ 727,653
	(b)	30-59 Days Past Due	2,652	–	–	–	–	–	2,652
	(c)	60-89 Days Past Due	–	–	–	–	–	–	–
	(d)	90-179 Days Past Due	–	–	–	–	–	–	–
	(e)	180+ Days Past Due	–	–	–	–	–	–	–

The Company did not have any impaired loans at December 31, 2015 or 2014.  The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2015, 2014 or 2013.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis.  The Company did not recognize any interest income on impaired loans for the years ended December 31, 2015, 2014 or 2013.  The Company did not recognize any interest income on a cash basis for the years ended December 31, 2015, 2014 or 2013.

During 2015 and 2014, there were no mortgage loans that were foreclosed and transferred to real estate.   At December 31, 2015 and 2014, the Company held a mortgage loan loss reserve in the AVR of $9,171 and $6,067, respectively.

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2015	2014		2015	2014

South Atlantic	24%	19%	Apartment	52%	33%
Pacific	22	20	Retail	16	23
Mountain	14	18	Industrial	14	25
W. South Central	12	12	Office	13	12
W. North Central	12	12	Medical	4	5
Middle Atlantic	9	13	Agricultural	1	2
E. North Central	4	3	Other	–	–
E. South Central	3	3
New England	–	–

During 2015, 2014 and 2013, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2015, the Company had ownership interest in two LIHTC investments.  The remaining years of unexpired tax credits ranged from one to nine and the properties were not subject to regulatory review.  The length of time remaining for the holding period ranged from two to ten years.  There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2014, the Company had ownership interest in two LIHTC investments.  The remaining years of unexpired tax credits ranged from two to ten and the properties were not subject to regulatory review.  The length of time remaining for the holding period ranged from three to eleven years.  The amount of contingent equity commitments expected to be paid during 2015 to 2016 is $5,376.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $(8,677), $(25,113) and $(71,847) for the years ended December 31, 2015, 2014 and 2013, respectively.

At December 31, 2015 and 2014, the Company had replicated assets with a fair value of $666,362 and $628,483, respectively, and credit default swaps with a fair value of $7,691 and $14,591, respectively. During the year ended December 31, 2015 and 2014, the Company recognized $23 and $676 in capital losses related to replication transactions. The Company did not recognize any capital losses related to replication transactions in 2013.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps.  As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap.  If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.  As of December 31, 2015, credit default swaps, used in replicating corporate bonds are as follows:

Maximum
		Future Payout	Current Fair
Deal, Receive (Pay), Underlying	Maturity Date	(Estimated)	Value
51408,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	$ 10,000	$ 17
59020,SWAP, USD 1 / (USD 0), :US534187AM15	9/20/2016	$ 20,000	$ 121
51410,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	$ 10,000	$ 59
51409,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	$ 11,000	$ 87
51412,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	$ 10,000	$ 104
51411,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	$ 12,000	$ 78
51413,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	$ 10,000	$ 59
51414,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	$ 20,000	$ 190
51415,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	$ 20,000	$ 190
43375,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	$ 5,000	$ 47
51416,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	$ 8,500	$ (185)
43612,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	$ 2,000	$ (5)
46421,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2017	$ 15,000	$ 13
46535,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2017	$ 15,000	$ 175
46846,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2017	$ 5,000	$ 4
47105,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	$ 25,000	$ 280
47122,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2017	$ 20,000	$ 17
47284,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	$ 10,000	$ 112
59021,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	$ 20,000	$ 224
59022,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	$ 25,000	$ 336
49133,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	$ 10,000	$ 886
49374,SWAP, USD 1 / (USD 0), :US246688AF27	12/20/2017	$ 10,000	$ 169
49893,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	$ 10,000	$ (89)
50058,SWAP, USD 1 / (USD 0), :US444859AU63	12/20/2017	$ 10,000	$ 169

50222,SWAP, USD 1 / (USD 0), :US293791AD17	12/20/2017	$ 10,000	$ 20
60080,SWAP, USD 1 / (USD 0), :CDX-NAIGS20V1-5Y	6/20/2018	$ 30,000	$ 349
60228,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	$ 5,000	$ 95
66719,SWAP, USD 1 / (USD 0), :US74432QAB14	9/20/2020	$ 20,000	$ 182
78320,SWAP, USD 5 / (USD 0), :DE000A0TKUU3	6/20/2019	$ 10,000	$ 1,290
78183,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	$ 5,000	$ 595
79113,SWAP, USD 5 / (USD 0), :US37045VAC46	6/20/2019	$ 10,000	$ 1,293
79606,SWAP, USD 5 / (USD 0), :US459745GF62	6/20/2019	$ 10,000	$ 1,090
111718,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$ 2,800	$ (171)
111728,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	$ 1,400	$ (71)
111731,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$ 1,400	$ (86)
111734,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	$ 1,400	$ (122)
111737,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	$ 1,400	$ (202)
111743,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	$ 1,400	$ (71)
111831,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	$ 1,400	$ (42)
111841,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	$ 1,400	$ (33)
111844,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	$ 1,400	$ (71)
111897,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$ 1,400	$ (86)
112137,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	$ 2,800	$ (87)
112152,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	$ 1,400	$ (86)
112175,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	$ 1,400	$ (38)
112227,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	$ 2,800	$ (85)
112303,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	$ 1,400	$ (69)
112327,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	$ 1,400	$ (38)
112339,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	$ 6,650	$ (1,171)
112364,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	$ 1,400	$ 5
112430,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	$ 1,400	$ (44)
112572,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	$ 1,400	$ (202)
113397,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	$ 1,400	$ (17)
113436,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	$ 1,400	$ (69)
116039,SWAP, USD 1 / (USD 0), :XS0759014375	9/20/2020	$ 6,665	$ (96)
116934,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	$ 3,200	$ (100)
120678,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	$ 10,000	$ 1,747
119324,SWAP, USD 1 / (USD 0), :US59156RAX61	9/20/2020	$ 15,000	$ 126
130694,SWAP, USD 1 / (USD 0), :US36962G3H54	9/20/2023	$ 20,000	$ 488
120680,SWAP, USD 1 / (USD 0), :US084670BD98	9/20/2020	$ 25,000	$ 406
		$ 533,615	$ 7,687

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $77,911 and $61,054, respectively.

At December 31, 2015 and 2014, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $42,152 and $32,605, respectively.

At December 31, 2015 and 2014, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2015	2014

Interest rate and currency swaps:
Receive fixed - pay fixed	$ 544,124	$ 520,192
Swaps:
Receive fixed - pay floating	1,335,250	798,000
Receive fixed - pay fixed	364,069	90,110
Receive floating - pay fixed	909,500	486,500
Receive floating - pay floating	308,735	109,263

For the years ended December 31, 2015, 2014 and 2013, the Company recorded unrealized gains (losses) of $17,627, $8,313 and $(31,862), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.  This has been recorded directly to unassigned surplus as an unrealized gain (loss).  The Company did not recognize any unrealized gains or losses during 2015, 2014 or 2013 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The following tables show the pledged or restricted assets as of December 31, 2015 and 2014, respectively:

Gross Restricted
2015
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

a.	Subject to contractual
obligation for which
	liability is not shown	$ –	$ –	$ –	$ –	$ –
b.	Collateral held under
	security lending agreements	433,773	–	–	–	433,773
c.	Subject to repurchase
	agreements	–	–	–	–	–
d.	Subject to reverse
	repurchase agreements	–	–	–	–	–
e.	Subject to dollar
	repurchase agreements	31,307	–	–	–	31,307
f.	Subject to dollar reverse
	repurchase agreements	–	–	–	–	–
g.	Placed under option
	contracts	–	–	–	–	–
h.	Letter stock or securities
restricted as to sale -
	excluding FHLB capital stock	1,792	–	–	–	1,792
i.	FHLB capital stock	–	–	–	–	–
j.	On deposit with states	2,621	–	–	–	2,621
k.	On deposit with other
	regulatory bodies	–	–	–	–	–
l.	Pledged as collateral to
FHLB (including assets
	backing funding agreements)	–	–	–	–	–
m.	Pledged as collateral not
	captured in other categories	35,958	–	–	–	35,958
n.	Other restricted assets	–	–	–	–	–
o.	Total Restricted Assets	$ 505,451	$ –	$ –	$ –	$ 505,451

	Gross Restricted			Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Subject to contractual
obligation for which
liability is not shown	$ –	–	$ –	0.00%	0.00%
Collateral held under
security lending agreements	442,059	(8,286)	433,773	1.37%	1.37%
Subject to repurchase
agreements	–	–	–	0.00%	0.00%
Subject to reverse
repurchase agreements	–	–	–	0.00%	0.00%
Subject to dollar
repurchase agreements	74,002	(42,695)	31,307	0.10%	0.10%
Subject to dollar reverse
repurchase agreements	–	–	–	0.00%	0.00%
Placed under option
contracts	–	–	–	0.00%	0.00%
Letter stock or securities
restricted as to sale -
excluding FHLB capital stock	1,634	158	1,792	0.01%	0.01%
FHLB capital stock	–	–	–	0.00%	0.00%
On deposit with states	3,508	(887)	2,621	0.01%	0.01%
On deposit with other
regulatory bodies	–	–	–	0.00%	0.00%
Pledged as collateral to
FHLB (including assets
backing funding agreements)	–	–	–	0.00%	0.00%
Pledged as collateral not
captured in other categories	19,996	15,962	35,958	0.11%	0.11%
Other restricted assets	–	–	–	0.00%	0.00%
Total Restricted Assets	$ 541,199	$ (35,748)	$ 505,451	1.60%	1.60%

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $35,958 and $19,996, respectively, in conjunction with derivative transactions as of December 31, 2015 and 2014, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2015	2014	2013

Direct premiums	$ 5,821,086	$ 5,452,910	$ 5,271,244
Reinsurance assumed - non affiliates	510,492	550,438	531,881
Reinsurance assumed - affiliates	65	41	82
Reinsurance ceded - non affiliates	(317,940)	(357,388)	(350,831)
Reinsurance ceded - affiliates	(200,709)	(206,355)	(203,917)
Net premiums earned	$ 5,812,994	$ 5,439,646	$ 5,248,459

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2015 and 2014 of $1,579,551 and $1,562,793, respectively.

The Company received reinsurance recoveries in the amounts of $427,569, $447,903 and $470,789 during 2015, 2014 and 2013, respectively. At December 31, 2015 and 2014, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $156,350 and $141,534, respectively.  The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2015 and 2014 of $2,079,702 and $2,076,818, respectively.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2015 or 2014.

During 2013, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration received was $122,047, life and claim reserves recaptured were $281,190 and other assets recaptured were $9,615, resulting in a pre-tax loss of $149,528 which was included in the statement of operations.

During 2013, the Company also recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $5,456, life and claim reserves recaptured were $31,857, other assets recaptured were $6,677 and the unamortized gain related to these blocks was released into income from surplus of $2,244 ($1,458 after tax), resulting in a pre-tax loss of $28,392, which was included in the statement of operations.

Subsequent to certain 2013 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration paid was $116,591, life and claim reserves released were $313,047 and other assets were transferred associated with the business of $16,292, resulting in a pre-tax gain of $180,164, which was included in the statement of operations.

The Company novated third-party assumed retrocession agreements during 2013 that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $2,044, other assets were exchanged in the amount of $103 and other liabilities were exchanged in the amount of $256.  As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets and other liabilities exchanged were impacted by equivalent amounts.

During 2015 and 2014, amortization of deferred gains associated with previously transacted agreements was released into income in the amount of $52,697 ($34,253 after tax) and $12,740 ($8,281 after tax), respectively.

During 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $770, life and claim reserves recaptured were $1,215, and premiums recaptured were $255, resulting in a pre-tax loss of $190, which was included in the statement of operations.

During 2013, amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $20,316 ($13,206 after tax).

7. Income Taxes

The net deferred income tax asset at December 31, 2015 and 2014 is comprised of the following components:
	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 112,987	$ 18,660	$ 131,647
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	112,987	18,660	131,647
Deferred Tax Assets Nonadmitted	43,588	–	43,588
Subtotal (Net Deferred Tax Assets)	69,399	18,660	88,059
Deferred Tax Liabilities	18,158	15,443	33,601
Net Admitted Deferred Tax Assets	$ 51,241	$ 3,217	$ 54,458

	December 31, 2014
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 137,930	$ 16,638	$ 154,568
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	137,930	16,638	154,568
Deferred Tax Assets Nonadmitted	67,485	–	67,485
Subtotal (Net Deferred Tax Assets)	70,445	16,638	87,083
Deferred Tax Liabilities	18,326	19,344	37,670
Net Admitted Deferred Tax Assets	$ 52,119	$ (2,706)	$ 49,413

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ (24,943)	$ 2,022	$ (22,921)
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	(24,943)	2,022	(22,921)
Deferred Tax Assets Nonadmitted	(23,897)	–	(23,897)
Subtotal (Net Deferred Tax Assets)	(1,046)	2,022	976
Deferred Tax Liabilities	(168)	(3,901)	(4,069)
Net Admitted Deferred Tax Assets	$ (878)	$ 5,923	$ 5,045

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:
	Year Ended December 31
	2015	2014	Change
Ordinary
Discounting of unpaid losses	$ 120	$ 103	$ 17
Unearned premium reserve	357	461	(104)
Policyholder reserves	63,369	97,641	(34,272)
Investments	3,200	–	3,200
Deferred acquisition costs	29,184	27,964	1,220
Compensation and benefits accrual	331	136	195
Receivables - nonadmitted	6,896	3,275	3,621
Section 197 Intangible Amortization	2,232	2,578	(346)
Assumption Reinsurance	3,722	–	3,722
Other (including items <5% of
ordinary tax assets)	3,576	5,772	(2,196)
Subtotal	112,987	137,930	(24,943)

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	43,588	67,485	(23,897)
Admitted ordinary deferred tax assets	69,399	70,445	(1,046)

Capital:
Investments	18,660	16,638	2,022
Other (including items <5% of total
total capital tax assets)	–	–	–
Subtotal	18,660	16,638	2,022

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	–	–
Admitted capital deferred tax assets	18,660	16,638	2,022
Admitted deferred tax assets	$ 88,059	$ 87,083	$ 976

	Year Ended December 31
	2015	2014	Change
Deferred Tax Liabilities:
Ordinary
Investments	$ 2,083	$ 444	$ 1,639
§807(f) adjustment	5,359	5,997	(638)
Reinsurance Ceded	10,716	11,885	(1,169)
Other (including items <5% of total
ordinary tax liabilities)	–	–	–
Subtotal	18,158	18,326	(168)
Capital
Investments	15,443	19,344	(3,901)
Real estate	–	–	–
Other (including items <5% of
total capital tax liabilities)	–	–	–
Subtotal	15,443	19,344	(3,901)
Deferred tax liabilities	33,601	37,670	(4,069)
Net deferred tax assets/liabilities	$ 54,458	$ 49,413	$ 5,045

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2015 or 2014.

As discussed in Note 1, for the years ended December 31, 2015 and 2014 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:
December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 45,173	$ 9,285	$ 54,458
2(b)	Adjusted Gross Deferred Tax Assets Expected to
be Realized (Excluding The Amount of Deferred
Tax Assets From 2(a) above) After Application of
the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	–	–	–
	1.	Adjusted Gross Deferred Tax Assets
Expected to be Realized Following the
		Balance Sheet Date	–	–	–
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	166,928
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
The Amount Of Deferred Tax Assets From 2(a)
and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	24,226	9,375	33,601
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))
		application of SSAP No. 101	$ 69,399	$ 18,660	$ 88,059

December 31, 2014
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 39,289	$ 10,124	$ 49,413
2(b)		Adjusted Gross Deferred Tax Assets Expected to
be Realized (Excluding The Amount of Deferred
Tax Assets From 2(a) above) After Application of
the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	–	–	–
	1.	Adjusted Gross Deferred Tax Assets
Expected to be Realized Following the
		Balance Sheet Date	–	–	–
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	136,243
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
The Amount Of Deferred Tax Assets From 2(a)
and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	31,156	6,514	37,670
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))
		application of SSAP No. 101	$ 70,445	$ 16,638	$ 87,083

Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 5,884	$ (839)	$ 5,045
2(b)		Adjusted Gross Deferred Tax Assets Expected to
be Realized (Excluding The Amount of Deferred
Tax Assets From 2(a) above) After Application of
the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	–	–	–
	1.	Adjusted Gross Deferred Tax Assets
Expected to be Realized Following the
		Balance Sheet Date	–	–	–
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	30,685
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
The Amount Of Deferred Tax Assets From 2(a)
and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	(6,930)	2,861	(4,069)
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))
		application of SSAP No. 101	$ (1,046)	$ 2,022	$ 976

	December 31
	2015	2014	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	1197%	1194%	3%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$ 1,112,853	$ 908,107	$ 204,746

The impact of tax planning strategies at December 31, 2015 and 2014 was as follows:

	December 31, 2015
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2014
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	11%	1%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2015	2014	Change
Current Income Tax
Federal	$ 54,965	$ 73,027	$ (18,062)
Foreign	–	–	–
Subtotal	54,965	73,027	(18,062)
Federal income tax on net capital gains	3,518	5,405	(1,887)
Federal and foreign income taxes incurred	$ 58,483	$ 78,432	$ (19,949)

	Year Ended December 31
	2014	2103	Change
Current Income Tax
Federal	$ 73,027	$ 16,757	$ 56,270
Foreign	–	–	–
Subtotal	73,027	16,757	56,270
Federal income tax on net capital gains	5,405	4,412	993
Federal and foreign income taxes incurred	$ 78,432	$ 21,169	$ 57,263

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2015	2014	2013

Current income taxes incurred	$ 58,483	$ 78,433	$ 21,169

Change in deferred income taxes	22,410	(42,820)	44,295
(without tax on unrealized gains and losses)
Total income tax reported	$ 80,893	$ 35,613	$ 65,464

Income before taxes	$ 320,866	$ 105,979	$ 273,902
	35.00%	35.00%	35.00%
Expected income tax expense at 35%
statutory rate	$ 112,303	$ 37,093	$ 95,865

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(5,707)	(5,523)	(5,361)
Tax credits	(2,188)	(1,799)	(2,964)
Tax adjustment for IMR	(10,462)	(3,969)	(16,238)
Surplus adjustment for in-force ceded	(11,988)	(2,898)	(5,132)
Nondeductible expenses	295	29	15
Deferred tax benefit on other items in surplus	179	12,956	(371)
Provision to return	(803)	14	(602)
Dividends from certain foreign corporations	141	80	92
Other	(877)	(371)	159
Total income tax reported	$ 80,893	$ 35,612	$ 65,463

The Company's federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2015.

As of December 31, 2015 and 2014, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2015, 2014 and 2013 of $58,874, $80,961 and $14,072, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2015 and 2014 is $1,129 and $506, respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,129.  The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively.  The Company's interest (benefit) expense related to income taxes for the years ending December 31, 2015, 2014 and 2013 is $28, $1 and $25, respectively.  The total interest payable balance as of December 31, 2015 and 2014 is $29 and $1, respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company's federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examinations for the years 2005 through 2008 have been completed and resulted in tax return adjustments that have been approved by IRS Appeals. We expect the receivables and payables for those years to be settled in 2016. An examination is in progress for the years 2009 through 2013.  The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.
8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2015, 2014 and 2013, there were no premiums for participating life insurance policies. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company did not pay any dividends to policyholders during 2015, 2014 or 2013.

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$ 752,535	$ 119,066	$ –	$ 871,601	3%
At book value less surrender charge
of 5% or more	848,188	40,199	–	888,387	3
At fair value	21,960	505,969	14,329,152	14,857,081	54
Total with adjustment or at fair value	1,622,683	665,234	14,329,152	16,617,069	60
At book value without adjustment
(minimal or no charge or adjustment)	3,384,669	55,814	–	3,440,483	12
Not subject to discretionary withdrawal
provision	858,069	5,369,673	1,438,647	7,666,389	28
Total annuity reserves and deposit
liabilities	5,865,421	6,090,721	15,767,799	27,723,941	100%
Less reinsurance ceded	1,292	–	–	1,292
Net annuity reserves and deposit
liabilities	$ 5,864,129	$ 6,090,721	$ 15,767,799	$ 27,722,649

	December 31
	2014
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$ 769,643	$ 122,381	$ –	$ 892,024	3%
At book value less surrender charge
of 5% or more	876,750	43,081	–	919,831	3
At fair value	14,887	505,121	13,439,469	13,959,477	51
Total with adjustment or at fair value	1,661,280	670,583	13,439,469	15,771,332	57
At book value without adjustment
(minimal or no charge or adjustment)	3,506,745	59,815	–	3,566,560	13
Not subject to discretionary withdrawal
provision	876,091	5,492,311	1,678,512	8,046,914	30
Total annuity reserves and deposit
liabilities	6,044,116	6,222,709	15,117,981	27,384,806	100%
Less reinsurance ceded	1,299	–	–	1,299
Net annuity reserves and deposit
liabilities	$ 6,042,817	$ 6,222,709	$ 15,117,981	$ 27,383,507

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2015, 2014 and 2013 is as follows:

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total
Premiums, deposits and other considerations
for the year ended December 31, 2015	$1,435,432	$3,513,187	$4,948,619

Reserves for separate acccounts as of
December 31, 2015 with assets at:
Fair value	$–	$16,002,134	$16,002,134
Amortized cost	6,090,721	–	6,090,721
Total as of December 31, 2015	$6,090,721	$16,002,134	$22,092,855

Reserves for separate accounts by withdrawal
characteristics as of December 31, 2015:
Subject to discretionary withdrawal:	$119,066	$–	$119,066
At book value without fair value adjustment and
with current surrender charge of 5% or more	40,199	–	40,199
At fair value	505,969	14,563,487	15,069,456
At book value without fair value adjustment and
with current surrender charge of less than 5%	55,814	–	55,814
Subtotal	721,048	14,563,487	15,284,535
Not subject to discretionary withdrawal	5,369,673	1,438,647	6,808,320
Total separate account reserves at December 31, 2015	$6,090,721	$16,002,134	$22,092,855

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than	Separate
	or Equal to 4%	Accounts	Total
Premiums, deposits and other considerations
for the year ended December 31, 2014	$1,480,473	$3,207,516	$4,687,989

Reserves for separate acccounts as of
December 31, 2014 with assets at:
Fair value	$–	$15,369,859	$15,369,859
Amortized cost	6,222,709	–	6,222,709
Total as of December 31, 2014	$6,222,709	$15,369,859	$21,592,568

Reserves for separate accounts by withdrawal
characteristics as of December 31, 2014:
Subject to discretionary withdrawal:
With fair value adjustment	$122,381	$–	$122,381
At book value without fair value adjustment and
with current surrender charge of 5% or more	43,081	–	43,081
At fair value	505,121	13,691,347	14,196,468
At book value without fair value adjustment and
with current surrender charge of less than 5%	59,815	–	59,815
Subtotal	730,398	13,691,347	14,421,745
Not subject to discretionary withdrawal	5,492,311	1,678,512	7,170,823
Total separate account reserves at December 31, 2014	$6,222,709	$15,369,859	$21,592,568

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than	Separate
	or Equal to 4%	Accounts	Total
Premiums, deposits and other considerations
for the year ended December 31, 2013	$1,806,215	$2,675,996	$4,482,211

Reserves for separate acccounts as of
December 31, 2013 with assets at:
Fair value	$–	$13,284,389	$13,284,389
Amortized cost	7,301,120	–	7,301,120
Total as of December 31, 2013	$7,301,120	$13,284,389	$20,585,509

Reserves for separate accounts by withdrawal
characteristics as of December 31, 2013:
Subject to discretionary withdrawal:
With fair value adjustment	$131,432	$–	$131,432
At book value without fair value adjustment and
with current surrender charge of 5% or more	44,403	–	44,403
At fair value	495,948	11,604,732	12,100,680
At book value without fair value adjustment and
with current surrender charge of less than 5%	61,651	–	61,651
Subtotal	733,434	11,604,732	12,338,166
Not subject to discretionary withdrawal	6,567,686	1,679,657	8,247,343
Total separate account reserves at December 31, 2013	$7,301,120	$13,284,389	$20,585,509

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	Year Ended December 31
	2015	2014	2013
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$ 4,948,847	$ 4,687,981	$ 4,482,285
Transfers from separate accounts	(4,181,143)	(4,581,447)	(3,352,564)
Net transfers to separate accounts	767,704	106,534	1,129,721
Miscellaneous reconciling adjustments	15,414	(4,971)	(13)
Net transfers as reported in the statements
of operations of the life, accident and health
annual statement	$ 783,118	$ 101,563	$ 1,129,708

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2015 and 2014, the Company's separate account statement included legally insulated assets of $22,337,000 and $21,723,006, respectively.  The assets legally insulated from general account claims at December 31, 2015 and 2014 are attributed to the following products:

	2015	2014
Variable life	$ 243,002	$ 262,217
Variable annuities	4,063,670	11,448,848
Group annuities	8,398,062	–
Registered Market value separate accounts	765,582	1,779,807
Non Registered Market value separate accounts	854,588	–
Par annuities	1,865,861	1,957,980
Annuity Product - SPL	1,523	–
Book value separate accounts	6,144,712	6,274,154
Total separate account assets	$ 22,337,000	$ 21,723,006

At December 31, 2015 and 2014, the Company held separate account assets not legally insulated from the general account in the amount of $32,067 and $32,705, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities of $116,723 and $57,781, respectively.  To compensate the general account for the risk taken, the separate account paid risk charges of $42,677, $40,314, $33,770, $32,822, and $28,058 to the general account in 2015, 2014, 2013, 2012 and 2011 respectively.  During the years ended December 31, 2015, 2014, 2013, 2012 and 2011 the general account of the Company had paid $1,671, $530, $1,112, $1,449 and $2,433 respectively, toward separate account guarantees.

At December 31, 2015 and 2014, the Company reported guaranteed separate account assets at amortized cost in the amount of $6,144,712 and $6,283,094, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2.  These assets had a fair value of $6,113,061 and $6,302,605 at December 31, 2015 and 2014, respectively, which would have resulted in an unrealized (loss) gain of $(31,651) and $19,510, respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account.  See Note 10 for a discussion of securities lending policies and procedures.  As of December 31, 2015 and 2014, securities with a book value of $0 and $10,616, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets.  The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets.  However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities.  As of December 31, 2015, the Company did not have any collateral from securities lending transactions. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2015 and 2014, the Company had variable annuities with minimum guaranteed benefits as follows:

	Subjected	Gross Amount of	Reinsurance
	Account		Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit
December 31, 2015
Minimum guaranteed death benefit	$ 1,830,440	$ 5,315	$ 1,292
Minimum guaranteed withdrawal benefit	5,182,141	46,981	–

December 31, 2014
Minimum guaranteed death benefit	$ 1,900,667	$ 4,968	$ 1,299
Minimum guaranteed withdrawal benefit	5,421,650	57,896	–

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies' paid-through date to the policy's next anniversary date. At December 31, 2015 and 2014, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary first-year business	$ 178	$ 157	$ 21
Ordinary renewal business	132,775	1,362	$ 131,413
Group life business	582	98	$ 484
Credit life business	254	–	$ 254
Reinsurance ceded	(126,599)	–	$ (126,599)
	7,190	1,617	$ 5,573
Accident and health	10,888	–	$ 10,888
	$ 18,078	$ 1,617	$ 16,461

	Gross	Loading	Net
December 31, 2014
Life and annuity:
Ordinary first-year business	$ 170	$ (152)	$ 18
Ordinary renewal business	136,753	(1,196)	135,557
Group life business	466	(99)	367
Credit life business	252	–	252
Reinsurance ceded	(130,096)	–	(130,096)
	7,545	(1,447)	6,098
Accident and health	6,868	–	6,868
	$ 14,413	$ (1,447)	$ 12,966

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2015 and 2014, the Company had insurance in force aggregating $5,092,695 and $7,495,007, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $35,275 and $42,505 to cover these deficiencies as of December 31, 2015 and 2014, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.  As of December 31, 2015 and 2014, the Company has recorded a liability of $15 and $28, respectively, for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

At December 31, 2015 and 2014, the Company had 45,981 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding.  TA Corp owns 40,415 shares and TLIC owns 5,566 shares.  Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock.  Dividends are payable annually in December.  The amount of dividends unpaid at December 31, 2015 and 2014 were $0 and $3,550, respectively. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company's statutory surplus as of the preceding December 31, or (2) the Company's statutory gain from operations before net realized capital gains on investments for the preceding year.  Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2016, without prior approval of insurance regulatory authorities, is $116,739.

The Company did not pay any dividends in 2015.

The Company paid ordinary common stock dividends of $86,926 and $11,966 to its common stock shareholders, TA Corp and TLIC, respectively, on December 24, 2014. The Company paid extraordinary common stock dividends of $41,803 and $5,754 to its extraordinary common stock shareholders, TA Corp and TLIC, respectively, on December 24, 2014.  The Company paid preferred stock dividends of $3,120, and $430, to its preferred stock shareholders, TA Corp and TLIC, respectively, on December 24, 2014.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2015, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from TA Corp in exchange for surplus notes.  The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2015 and 2014 interest payments.  These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company.  In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2015 and 2014 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2015	$ 150,000	$ 9,375	$ 71,875	$ –
2014	150,000	9,375	62,500	–

The Company held special surplus funds in the amount of $8,653 and $8,759, as of December 31, 2015 and 2014, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

On January 1, 2015, the Company will be subject to an annual fee under section 9010 of the ACA.  This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year.  A health insurance entity's portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015.  As of December 31, 2015, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2016, and estimates their portion of the annual health insurance industry fee payable on September 30, 2016 to be $53.

	Year Ended December 31,
	2015	2014
ACA fee assessment payable for the upcoming year	$ 53	$ 77
ACA fee assessment paid	59	52
Premium written subject to ACA 9010 assessment	2,788	3,721
Total adjusted capital before surplus adjustment	1,284,958	1,069,700
Total adjusted capital after surplus adjustment	1,284,904	1,069,623
Authorized control level after surplus adjustment	95,726	93,716
10. Securities Lending

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2015 and 2014, respectively, securities in the amount of $419,588 and $417,669 were on loan under securities lending agreements. At December 31, 2015, the collateral the Company received from securities lending was in the form of cash and on open terms.  This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $433,646 and $471,274 at December 31, 2015 and 2014, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$ 433,773
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	433,773

Securities received	–
Total collateral received	$ 433,773

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$ 57,459	$ 57,459
30 days or less	145,302	145,299
31 to 60 days	125,236	125,238
61 to 90 days	52,090	52,084
91 to 120 days	46,267	46,267
121 to 180 days	7,299	7,299
Total	433,653	433,646

Total collateral reinvested	$ 433,653	$ 433,646

For securities lending, the Company's sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions.  Under current conditions, the Company has securities with a par value of $433,724 (fair value of $433,646) that are currently tradable securities that could be sold and used to pay for the $433,773 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by TA Corp. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee's eligible annual compensation. Pension expenses were $456, $637 and $9 for the years ended December 31, 2015, 2014 and 2013, respectively.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.  Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.  The Company's allocation of benefits expense for the years ended December 31, 2015, 2014 and 2013 was $311, $261, and $6 for each year, respectively.

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits.  The plans are noncontributory, and benefits are based on years of service and the employee's compensation level.  The plans are unfunded and nonqualified under the Internal Revenue Service Code.  In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company.  The Company's allocation of expense for these plans for each of the years ended December 31, 2015, 2014 and 2013 was insignificant.  TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula.  These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company's allocation of postretirement expenses was $89 and $143 for the year end December 31, 2015 and 2014 and was negligible for the year end December 31, 2013.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make a decision. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $3,853.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered.   The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company's mortgage loan operations.  The Company is party to a common cost allocation service agreement between TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered.  Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  During 2015, 2014 and 2013, the Company paid $32,914, $33,720 and $31,110, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust.  The Company received $8,320, $6,843 and $4,380 for these services during 2015, 2014 and 2013, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement.  The Company incurred expenses under this agreement of $5,485, $11,760 and $9,341 for the years ended December 31, 2015, 2014 and 2013, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate.  During 2015, 2014 and 2013, the Company paid (received) net interest of $6, $1 and $7, respectively, to (from) affiliates. At December 31, 2015 and 2014, the Company reported a net amount of $26,230 and $20,647 payable to affiliates, respectively.  Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2015, the Company had short-term intercompany notes receivable of $175,000 as shown below.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported in Schedule DA as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$ 75,000	June 18, 2016	0.13%
Transamerica Corporation	25,000	December 8, 2016	0.25%
Transamerica Corporation	50,000	December 9, 2016	0.25%
Transamerica Corporation	25,000	December 10, 2016	0.25%

At December 31, 2014 the Company had no short-term intercompany notes receivable.

The aggregate balance sheet value for all subsidiary, controlled and affiliated (SCA) investments, except SCA insurance entities, are as follows:

SCA Description	Gross Amount	Nonadmitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation	NAIC Disallowed Entity's Valuation Method, Resubmission Required
Real Estate Alternatives Portfolio 3A Inc.	$ 3,573	$ -	$ 3,573	3/1/2016	Sub-2	Yes	$ 3,888	No

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations.  Information regarding these entities is as follows:

Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$ 48,811
100 Vanguard Blvd
Malvem, PA 19355

Affinion Group	20-0641090	No	AD&D	P	$ 16,899
6 High Ridge Park
Stamford, CT 06905

Gallagher Bollinger	22-0781130	No	Group A&H, Life	C, CA, P, U	$ 1

C -            Claims Payment
B -            Binding Authority
P -            Premium Collection
U -            Underwriting

For years ended December 31, 2015, 2014 and 2013, the Company had $48,811, $38,824 and $52,545, respectively, of direct premiums written by The Vanguard Group, Inc.

For years ended December 31, 2015, 2014 and 2013 the Company had $16,899, $0 and $0, respectively, of direct premiums written by Affinion Group.

14. Commitments and Contingencies

At December 31, 2015 and 2014 the Company has mortgage loan commitments of $9,735 and $10,000. The Company has contingent commitments of $13,781 and $17,763, at December 31, 2015 and 2014, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $0 and $5,376 at December 31, 2015 and 2014, respectively.

Private placement commitments outstanding as of December 31, 2015 and 2014 were $15,000 and $18,000, respectively.

Securities acquired on a "to be announced" (TBA) basis at December 31, 2015 and 2014 were $79,280 and $0, respectively.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company's balance sheet.  The amount of cash collateral posted to the Company as of December 31, 2015 and 2014, respectively, was $28,953 and $12,767.  In addition, securities in the amount of $20,971 and $16,910 were also posted to the Company as of December 31, 2015 and 2014, respectively, which were not included in the financials of the Company.  Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies.  Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association.  Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes.  The Company has established a reserve of $191 and $193 at December 31, 2015 and 2014, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies.  The Company had an offsetting premium tax benefit of $19 and $20 at December 31, 2015 and 2014, respectively.  The guaranty fund (benefit) expense was $(210), $3,865 and $3,437 for the years ended December 31, 2015, 2014 and 2013, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received.  As of December 31, 2015 and 2014, the Company had dollar repurchase agreements outstanding in the amount of $31,307 and $74,002, respectively.  The Company had an outstanding liability for borrowed money in the amount $31,526 and $75,038 at December 31, 2015 and 2014, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$ 31,430
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	31,430

Securities received	–
Total collateral received	$ 31,430

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2015 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of	Securities	Securities
	Transactions	Sold	Repurchased	Gain/(Loss)
Bonds:
NAIC 3	1	$ 322	$ 313	$ 29

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2015 through April 27, 2016.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON US Holding Corp	13-3350744
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Distribution Corporation (FKA Transamerica Retirement Solutions)	47-4460403
AUSA Holding Company	52-1549874
AUSA Properties Inc	27-1275705
Clark Investment Strategies Inc	38-3768457
Clark Securities Inc	95-4295824
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRG Insurance Agency Inc	95-4123166
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Pyramid Insurance Company LTD	98-0087891
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Life Insurance Company	03-0164230
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
The RCC Group Inc	13-3695273
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2015

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Holdings Inc	94-2873401
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Retirement Advisors, Inc	45-2892702
Transamerica Retirement Insurance Agency, Inc	46-2720367
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis
Financial Statement Schedule

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2015

SCHEDULE I
			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States Government and
government agencies and authorities	$ 626,440	$ 697,030	$ 626,440
States, municipalities and political
subdivisions	166,539	169,223	166,539
Foreign governments	109,237	114,035	109,237
Hybrid securities	120,941	106,066	120,941
All other corporate bonds	5,828,535	5,989,882	5,828,535
Preferred stocks	3,269	3,340	3,269
Total fixed maturities	6,854,961	7,079,576	6,854,961

Equity securities
Common stocks:
Industrial, miscellaneous and all other	134	124	124
Total common stocks	134	124	124

Mortgage loans on real estate	950,309		950,309
Policy loans	119,525		119,525
Other long-term investments	42,046		42,046
Receivable for securities	1,328		1,328
Securities lending reinvested
collateral assets	433,653		433,653
Cash, cash equivalents and short-term
investments	144,700		144,700
Total investments	$ 8,546,656		$ 8,546,646

(1)	Original cost of equity securities and, as to fixed maturities, original reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government and corporate bonds of $2,024 are held at fair value rather than amortized cost due to having NAIC 6 rating.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)
SCHEDULE III
						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income	Expenses	Expenses
Year ended December 31, 2015
Individual life	$ 1,062,083	$ –	$ 15,641	$ 148,823	$ 53,379	$ 169,044	$ 81,612
Individual health	59,122	5,842	12,239	58,286	3,103	53,426	22,486
Group life and health	140,745	1,914	22,065	81,840	7,680	47,903	27,820
Annuity	5,775,613	–	938	5,524,044	283,722	4,829,378	1,003,826
Other	–	–	–	–	53,200	–	–
	$ 7,037,563	$ 7,756	$ 50,883	$ 5,812,993	$ 401,084	$ 5,099,751	$ 1,135,744

Year ended December 31, 2014
Individual life	$ 1,105,341	$ –	$ 13,237	$ 131,835	$ 62,331	$ 390,722	$ 77,976
Individual health	39,895	5,953	6,227	53,360	2,760	33,441	20,718
Group life and health	136,947	1,821	15,498	74,435	8,137	41,910	26,037
Annuity	5,953,030	–	568	5,180,015	337,122	5,108,620	329,343
	$ 7,235,213	$ 7,774	$ 35,530	$ 5,439,645	$ 410,350	$ 5,574,693	$ 454,074

Year ended December 31, 2013
Individual life	$ 945,718	$ –	$ 22,777	$ 127,402	$ 53,051	$ 176,256	$ 64,608
Individual health	36,307	5,860	6,458	50,477	2,503	33,298	18,435
Group life and health	133,342	1,612	7,592	47,312	7,480	31,284	17,048
Annuity	6,269,244	–	470	5,023,268	351,717	3,956,589	1,334,131
	$ 7,384,611	$ 7,472	$ 37,297	$ 5,248,459	$ 414,751	$ 4,197,427	$ 1,434,222

Transamerica Financial Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV
			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2015
Life insurance in force	$ 24,382,596	$ 180,500,389	$ 177,774,290	$ 21,656,497	895%

Premiums:
Individual life	163,471	515,667	501,018	148,822	337%
Individual health	59,062	822	46	58,286	0%
Group life and health	81,321	1,766	2,284	81,839	3%
Annuity	5,517,232	395	7,208	5,524,045	0%
	$ 5,821,086	$ 518,650	$ 510,556	$ 5,812,992	9%

Year ended December 31, 2014
Life insurance in force	$ 22,754,916	$ 193,135,172	$ 190,242,263	$ 19,862,007	958%

Premiums:
Individual life	148,145	556,231	539,921	131,835	410%
Individual health	54,133	857	86	53,362	0%
Group life and health	78,089	6,239	2,584	74,434	3%
Annuity	5,172,542	415	7,889	5,180,015	0%
	$ 5,452,909	$ 563,742	$ 550,480	$ 5,439,646	10%

Year ended December 31, 2013
Life insurance in force	$ 21,079,991	$ 205,474,553	$ 202,417,259	$ 18,022,697	1123%

Premiums:
Individual life	144,629	538,089	520,862	127,402	409%
Individual health	51,221	950	206	50,477	0%
Group life and health	59,787	15,247	2,772	47,312	6%
Annuity	5,015,607	463	8,123	5,023,267	0%
	$ 5,271,244	$ 554,749	$ 531,963	$ 5,248,458	10%

PART C - OTHER INFORMATION
Item 26.                        Exhibits
(a)		Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)		Not Applicable
(c)		Distribution of Policies
	(i)	Form of Master Service and Distribution Compliance Agreement (1)
	(ii)	Form of Broker/Dealer Supervisory and Service Agreement (1)
	(iii)	Amended and Restated Principal Underwriting Agreement dated January 1 , 2 013 (17)
(d)		Policies
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (4)
	(ii)	Children's Insurance Rider (2)
	(iii)	Disability Waiver of Monthly Deductions Rider (4)
	(iv)	Accidental Death Benefit Rider (4)
	(v)	Primary Insured Rider Plus (4)
	(vi)	Other Insured Rider (4)
	(vii)	Terminal Illness Accelerated Death Benefit Rider (2)
	(viii)	Endorsement – Asset Rebalancing (2)
	(ix)	Endorsement – Dollar Cost Averaging (4)
	(x)	Disability Waiver of Premium Rider (4)
	(xi)	Inflation Fighter Rider Level Premium (4)
	(xii)	Insurance on Minors Endorsement (4)
(e)		Application for Flexible Premium Variable Life Insurance Policy (4)
(f)	(i)	Certificate of Incorporation of AUSA Life (1)
	(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)		Reinsurance Contracts
(i)
Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (3)

(h)		Participation Agreements
	(i)	Participation Agreement dated May 1, 2013 (Transamerica) (12)
	(ii)	Amendment No. 1 dated May 1, 2013 to Participation Agreement (Transamerica) (12)
	(iii)	Revision to Schedule A dated September 3, 2013 to Participation Agreement (Transamerica) (14)
	(iv)	Revision to Schedule A dated September 18, 2013 to Participation Agreement (Transamerica) (1 4 )
	(v)	Revision to Schedule A dated October 31, 2013 to Participation Agreement (Transamerica) (1 4 )
	(vi)	Revision to Schedule A dated May 1, 2014 to Participation Agreement (Transamerica) (12)
	(vii)	Revision to Schedule A dated July 1, 2014 to Participation Agreement (Transamerica) (15)
	(viii)	Amendment No. 2 dated November 10, 2014 to Participation Agreement (Transamerica) (15)
	(ix)	Revision to Schedule A dated May 1, 2015 to Participation Agreement (Transamerica) (17)
	(x)	Revision to Schedule A dated December 18, 2015 to Participation Agreement (Transamerica) (17)
	(xi)	Revision to Schedule A dated March 21, 2016 to Participation Agreement (Transamerica) (17)
	(xii)	Revision to Schedule A dated May 1, 2016 to Participation Agreement (Transamerica) (17)
	(xiii)	Amended and Restated Participation Agreement dated February 28, 2014 (Fidelity) (12)
	(xiv)	Revision to Schedule A dated May 1, 2014 to Participation Agreement (Fidelity) (12)
	(xv)	Participation Agreement dated June 6, 2006 (ProFund) (5)
	(xvi)	Amendment No. 1 dated June 1, 2007 to Participation Agreement (ProFund) (5)
	(xvii)	Amendment No. 2 dated February 28, 2008 to Participation (ProFund) (5)
	(xviii)	Amendment No. 4 dated May 1, 2012 to Participation Agreement (ProFund) (8)
	(xix)	Amendment No. 5 dated May 1, 2013 to Participation Agreement (ProFund) (1 3 )
	(xx)	Participation Agreement dated May 1, 2001 (AllianceBernstein) (9)
	(xxi)	Amendment No. 7 dated May 1, 2009 to Participation Agreement (AllianceBernstein) (6)
	(xxii)	Amendment No. 8 dated May 1, 2011 to Participation Agreement ( AllianceBernstein ) (1 1 )
	(xxiii)	Amendment No. 9 dated July 1, 2014 to Participation Agreement ( AllianceBernstein ) (16)
	(xxiv)	Participation Agreement dated May 1, 2004 ( Franklin Templeton ) (1 0 )
	(xxv)	Amendment No. 6 dated May 1, 2009 to Participation Agreement ( Franklin Templeton ) (6)

	(xxvi)	Amendment No. 7 dated October 1, 2010 to Participation Agreement ( Franklin Templeton ) (11)
	(xxvii)	Amendment No. 8 dated May 1, 2011 to Participation Agreement ( Franklin Templeton ) (1 1 )
	(xxiii)	Amendment No. 9 dated October 31, 2011 to Participation Agreement ( Franklin Templeton ) (1 1 )
	(xxix)	Amendment dated January 15, 2013 to Participation Agreements ( Franklin Templeton ) (1 3 )
	(xxx)	Amendment No. 12 dated May 1, 2013 to Participation Agreement ( Franklin Templeton ) (1 3 )
	(xxxi)	Amendment No. 13 dated May 1, 2014 to Participation Agreement ( Franklin Templeton ) (1 3 )
	(xxxii)	Amendment No. 14 dated June 25, 2014 to Participation Agreement ( Franklin Templeton ) (16)
	(xxxiii)	Amendment No. 15 dated August 1, 2014 to Participation Agreement ( Franklin Templeton ) (16)
(i)		Not Applicable
(j)		Not Applicable
(k)		Opinion and Consent of Arthur D. Woods, Esq. (19)
(l)		Opinion and Consent of Randall C. Wright as to Actuarial Matters Pertaining to the Securities Being Registered (19)
(m)		Sample Hypothetical Illustration (18)
(n)		Other Opinions
	(i)	Written Consent of PricewaterhouseCooper LLP (19)
	( i i)	Written Consent of Ernst & Young LLP (19)
(o)		Not Applicable
(p)		Not Applicable
(q)		Memorandum describing issuance, transfer and redemption procedures, as amended (7)
(r)		Powers of Attorney
Name
	(i)	Blake S. Bostwick (17)
	(ii)	William Brown, Jr. (17)
	(iii)	C. Michiel van Katwijk (17)
	(iv)	Eric J. Martin (17)
	(v)	Mark W. Mullin (17)
	(vi)	Jay Orlandi (17)
	(vii)	Peter P. Post (17)
	(viii)	Richard Schapiro (17)
	(ix)	David Schultz (17)

                                                                        ___________________________________
(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(4)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.

(5)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 25, 2008 (File 333-61654) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 30, 2009 (File No. 333-61654) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-6 Registration Statement dated April 22, 2011 (File No. 333-113442) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 20, 2012 (File No. 333-113442) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-4 Registration Statement dated April 27, 2001 (File No. 033-83560) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-4 Registration Statement dated April 29, 2005 (File No. 333-110048) and is incorporated herein by reference.

(11)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 26, 2013 (File No. 333-113442) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 24, 2014 (333-192820) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective Amendment No. 14 to Form N-6 Registration Statement dated April 24, 2014 (File No. 333-113442) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 28, 2015 (File No. 333-199047) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form N-6 Registration Statement dated April 29, 2015 (File No. 333-113442) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated April 22, 2016 (File No. 333-192820) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-38343) and is incorporated herein by reference.
(19)	Filed herewith.

Item 27.  Directors and Officers of the Depositor

Directors and Officers of the Depositor	Principal Business Address	Position and Offices with Depositor
Blake S. Bostwick	(1)	Chairman of the Board and President
William Brown, Jr.	(2)	Director
C. Michiel van Katwijk	(3)	Director, Senior Vice President and Treasurer
Eric J. Martin	(6)	Controller
Mark W. Mullin	(3)	Director
Jay Orlandi	(3)	Director, Corporate Counsel and Secretary
Peter P. Post	(4)	Director
Richard Schapiro	(5)	Director
David Schultz	(6)	Director and Chief Tax Officer
(1) 1801 California Street, Suite 5200, Denver, Colorado 80202; (2) 14 Windward Ave., White Plains, NY 10605; (3) 100 Light St., Baltimore, MD 21202; (4) 83 Havemeyer Place, Greenwich, CT 06830; (5) 33 Tompkins Road, Scarsdale, NY 10583; (6) 4333 Edgewood Road NE, Cedar Rapids, IA 52499

Item 28.  Persons Controlled or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	100% Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (88.6339%) ; Transamerica Premier Life Insurance Company (11.3661%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff's physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Sole Member: Garnet Community Investments XLIII, LLC	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware
Members:  Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates :  BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).
Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Sole Member - Garnet Community Investments XLVI, LLC	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware	Sole Member: Garnet Community Investments XLVII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	100% Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	100% Investors Warranty of America, LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	100% Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware
Members:  Transamerica Life Insurance Company (90.96%); Transamerica Premier Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager:  AEGON USA Realty Advisors, Inc.
Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ~~73.4%~~); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Commonwealth General Corporation	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	AUSA Holding, LLC - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	100% Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	100% AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Universal Benefits, LLC	Iowa	100% AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (74.22%);  Transamerica Premier Life Insurance Company (16.31%); Transamerica Financial Life Insurance Company (9.47%)  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                  Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722.                          Authorization for indemnification of directors and officers

(a)            A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)            The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)            A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)            For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7.                          Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties.  The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct.  The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law.  Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                        Principal Underwriter

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
William McCauley	(6)	Director, Chief Financial Officer and Vice President
David W. Hopewell	(2)	Director
David R. Paulsen	(1)	Director, Chief Executive Officer, President and Chief Sales Officer
Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer
Rick B. Resnik	(3)	Chief Compliance Officer
Amy Angle	(5)	Assistant Vice President
Bonnie Howe	(1)	Vice President
Alison Ryan	(4)	Vice President and Assistant Secretary
Ayla Nazli	(4)	Assistant Secretary
Brenda L. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(2)	Assistant Vice President
Arthur D. Woods	(6)	Assistant Vice President
Marc Cahn	(3)	Secretary
Jeffrey T. McGlaun	(5)	Assistant Treasurer
C. Michiel Van Katwijk	(5)	Treasurer

(1)    1801 California St, Suite 5200, Denver, CO  80202-2642
(2)   4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)   440 Mamaroneck Avenue, Harrison, NY  10528
(4)   1150 S. Olive St., Los Angeles, CA  90015
(5)   100 Light Street, Floor B1, Baltimore, MD  21202
(6)   570 Carillon Parkway, St. Petersburg, FL  33716

(c)            Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.		0	$0	0

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                      Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 440 Mamaroneck Avenue, New York 10528 or at 12855 Starkey Road, Largo, Florida  33773.

Item 32.                      Management Services

Not Applicable

Item 33.                      Fee Representation Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on 28th day of April, 2016.

TFLIC SERIES LIFE ACCOUNT
Registrant
By: /s/ Blake S. Bostwick
Blake S. Bostwick*/ Chairman of the Board and President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor
By: /s/ Blake S. Bostwick
Blake S. Bostwick*/ Chairman of the Board and President of Transamerica Financial Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature and Title		DATE

/s/ Blake S. Bostwick Blake S. Bostwick*_/	Chairman of the Board and President*	April 28, 2016

/s/ William Brown, Jr. William Brown, Jr. *_/	Director	April 28, 2016

/s/C. Michiel van Katwijk C. Michiel van Katwijk*_/	Director, Executive Vice President and Treasurer	April 28, 2016

/s/ Mark W. Mullin Mark W. Mullin*_/	Director	April 28, 2016

/s/Jay Orlandi	Director, Corporate Counsel and Secretary	April 28, 2016
Jay Orlandi*/

/s/Peter P. Post Peter P. Post*_/	Director	April 28, 2016

/s/ Richard M. Schapiro Richard Schapiro*_/	Director	April 28, 2016

/s/David Schulz David Schulz*-/	Director and Chief Tax Officer	April 28, 2016

/s/Eric J. Martin Eric J. Martin*-/	Controller	April 28, 2016

/s/ Arthur D. Woods
*_/ Signed by Arthur D. Woods, Esq., as Attorney-In-Fact pursuant to powers of attorney previously filed

Exhibit Index

Exhibit                                  Description
No.                                  Of Exhibit

26(k)	Opinion and Consent of Arthur D. Woods, Esq.

26(l)	Opinion and Consent of Randall C. Wright

26(n)(i)	Written Consent of PricewaterhouseCooper LLP

26(n)(ii)	Written Consent of Ernst & Young LLP